UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

JEFFREY K. RINGDAHL, PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: June 30, 2024

Date of reporting period: December 31, 2023

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSRS, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon®
FUNDS

2023 SEMI-ANNUAL REPORT

December 31, 2023

ARK TRANSFORMATIONAL INNOVATION FUND

ARK 1223

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

ARK TRANSFORMATIONAL INNOVATION FUND

Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. Companies that the sub-advisor believes are capitalizing on disruptive innovation and developing technologies to displace older technologies or create new markets may not in fact do so. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. To the extent the Fund invests more heavily in particular sectors, its performance will be sensitive to factors affecting those sectors. Information Technology sector companies may face intense competition and rapid product obsolescence, have limited product lines, markets, financial resources or personnel, and lose patent, copyright and trademark protections. Investing in Health Care sector companies involves risk due to government regulations, product litigation, competitive forces, and loss of patent protection. The Fund’s incorporation of environmental, social and/or governance (ESG) considerations in its investment strategy may cause it to underperform funds that do not incorporate these considerations. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2023

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

In the words of Theodor Seuss Geisel, the beloved children’s author and cartoonist known as Dr. Seuss, “Only you can control your future.”

While we as individuals cannot control everything that’s happening in the world around us or within the global economy and markets, we can take steps to diversify our risk exposure as we seek to preserve and grow our personal savings. By making prudent adjustments to our investment portfolios with the help of trusted financial professionals, we may be better positioned to withstand the negative financial forces we’re likely to encounter in our lifetime – especially during periods like today’s geopolitical turmoil and economic uncertainty.

At American Beacon, we endeavor to provide a broad range of disciplined investment strategies to help you potentially collect the fruits of your labor over the fullness of time. We work diligently to cultivate relationships with the investment managers who serve as sub-advisors to our investment products. Since our firm’s inception as a pension fiduciary in 1986 and the launch of our first sub-advised, multi-manager mutual funds in 1987, we have continued expanding our innovative product offerings. And we are committed to applying a solutions-based, risk-managed approach in our pursuit of institutional wisdom while striving to generate earned alpha and enduring value.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Funds

1

American Beacon ARK Transformational Innovation FundSM

Performance Overview

December 31, 2023 (Unaudited)

The Investor Class of the American Beacon ARK Transformational Innovation Fund (the “Fund”) returned 18.87% for the six-month period ended December 31, 2023. The Fund outperformed the S&P 500® Index (the “Index”) return of 8.04% for the period.

Total Returns for the Period ended December 31, 2023

	Ticker	6 Months*	1 Year	3 Year	5 Year	Since inception 2/1/2019
R5 Class (1,6)	ADNIX	18.93%	67.91%	(23.93)%	7.65%	13.20%
Y Class (1,6)	ADNYX	18.89%	67.92%	(24.00)%	7.55%	13.09%
Investor Class (1,6)	ADNPX	18.87%	67.46%	(24.18)%	7.29%	12.81%
A Class without Sales Charge (1,2,3,6)	ADNAX	18.73%	67.58%	(24.23)%	7.24%	12.89%
A Class with Sales Charge (1,2,3,6)	ADNAX	11.90%	57.95%	(25.71)%	5.98%	11.93%
C Class without Sales Charge (1,2,3,6)	ADNCX	18.36%	66.34%	(24.80)%	6.43%	12.28%
C Class with Sales Charge (1,2,3,6)	ADNCX	17.36%	65.34%	(24.80)%	6.43%	12.28%
R6 Class (1,4,6)	ADNRX	18.97%	67.95%	(23.92)%	7.62%	13.18%

S&P 500® Index (5)		8.04%	26.29%	10.00%	15.69%	13.15%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the R5, Y, Investor, and R6 Classes of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception. The strategy employed by the Fund’s sub-advisor has the potential for more volatility than broad market averages, which may result in significant fluctuations in the Fund’s short-term returns, both positive and negative.

2.

A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase. A portion of the fees charged to the A and C Classes of the Fund was waived from Fund inception to 2020 and in 2023. Performance prior to waiving fees was lower than the actual returns shown for periods when waivers were in effect.

3.

Fund performance for the five-year and since inception periods represents the total returns achieved by the Investor Class from 1/27/2017 up to 1/2/2019, the inception date of the A and C Classes. Expenses of the Investor Class are lower than those of the A and C Classes. As a result, total returns shown may be higher than they would have been had the A and C Classes been in existence since 1/27/2017.

4.

Fund performance for the five-year and since inception periods represents the total returns achieved by the R5 Class from 1/27/2017 up to 10/28/2020, the inception date of the R6 Class. Expenses of the R5 Class are higher than those of the R6 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 1/27/2017.

5.

The S&P 500® Index is an unmanaged index of common stocks publicly traded in the United States. The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global or its affiliates (“SPDJI”) and has been licensed for use by American Beacon Advisors. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”). Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The American Beacon ARK Transformational Innovation Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions or interruptions of the S&P 500 Index. One cannot directly invest in an index.

6.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C, and R6 Class shares were 1.13%, 1.19%, 1.46%, 1.56%, 2.37%, and 1.18%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund’s outperformance for the period was attributable to holdings primarily in the Financials and Communication Services sectors. Securities within the Financials sector that contributed to performance included Coinbase Global, Inc. (up 152.3%) and Block, Inc. (up 17.1%). Within the Communication Services sector, names like Roku, Inc. (up 46.5%) and ROBLOX Corp., Class A (up 16.0%) contributed to performance. Conversely, positions in the Materials sector, such as Ginkgo Bioworks Holdings, Inc. (down 7.5%), detracted from returns.

2

American Beacon ARK Transformational Innovation FundSM

Performance Overview

December 31, 2023 (Unaudited)

From a sector allocation standpoint, underweight allocations to the Consumer Staples and Utilities sectors contributed to performance. In contrast, an overweight allocation to the Health Care sector detracted from performance.

The sub-advisor will continue to focus on thematic investing in disruptive innovation with the potential for excess returns.

Top Ten Holdings (% Net Assets)
Coinbase Global, Inc.		11.3
Tesla, Inc.		7.1
Roku, Inc.		7.0
Zoom Video Communications, Inc.		6.8
UiPath, Inc.		6.8
Block, Inc.		6.5
ROBLOX Corp., Class A		4.3
Twilio, Inc.		3.9
Unity Software, Inc.		3.7
Teladoc Health, Inc.		3.2

Total Fund Holdings	30

Industry Weightings (% of Investments)
Software		23.1
Capital Markets		15.6
Entertainment		12.5
Biotechnology		11.4
Automobiles		7.7
Financial Services		7.1
IT Services		4.3
Life Sciences Tools & Services		4.1
Health Care Technology		3.5
Hotels, Restaurants & Leisure		3.2
Chemicals		2.6
Media		1.4
Interactive Media & Services		1.1
Aerospace & Defense		0.9
Semiconductors & Semiconductor Equipment		0.8
Health Care Equipment & Supplies		0.3
Health Care Providers & Services		0.3
Diversified Consumer Services		0.1

3

American Beacon ARK Transformational Innovation FundSM

Expense Examples

December 31, 2023 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2023 through December 31, 2023.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

4

American Beacon ARK Transformational Innovation FundSM

Expense Examples

December 31, 2023 (Unaudited)

American Beacon ARK Transformational Innovation Fund

	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period 7/1/2023-12/31/2023*
R5 Class
Actual	$1,000.00	$1,189.30	$5.50
Hypothetical**	$1,000.00	$1,020.11	$5.08
Y Class
Actual	$1,000.00	$1,188.90	$6.00
Hypothetical**	$1,000.00	$1,019.66	$5.53
Investor Class
Actual	$1,000.00	$1,188.70	$7.32
Hypothetical**	$1,000.00	$1,018.45	$6.75
A Class
Actual	$1,000.00	$1,187.30	$7.42
Hypothetical**	$1,000.00	$1,018.35	$6.85
C Class
Actual	$1,000.00	$1,183.60	$11.58
Hypothetical**	$1,000.00	$1,014.53	$10.68
R6 Class
Actual	$1,000.00	$1,189.70	$5.50
Hypothetical**	$1,000.00	$1,020.11	$5.08

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.00%, 1.09%, 1.33%, 1.35%, 2.11%, and 1.00% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

**	5% return before expenses.

5

American Beacon ARK Transformational Innovation FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 91.16%

Communication Services - 13.65%

Entertainment - 11.35%
ROBLOX Corp., Class AA	290,249	$13,270,184
Roku, Inc.A	237,334	21,754,035

		35,024,219

Interactive Media & Services - 1.05%
Meta Platforms, Inc., Class AA	6,945	2,458,252
Pinterest, Inc., Class AA	20,923	774,988

		3,233,240

Media - 1.25%
Trade Desk, Inc., Class AA	53,778	3,869,865

Total Communication Services		42,127,324

Consumer Discretionary - 10.06%

Automobiles - 7.06%
Tesla, Inc.A	87,738	21,801,138

Diversified Consumer Services - 0.10%
2U, Inc.A B	258,964	318,526

Hotels, Restaurants & Leisure - 2.90%
DraftKings, Inc., Class AA	253,604	8,939,541

Total Consumer Discretionary		31,059,205

Financials - 20.69%

Capital Markets - 14.19%
Coinbase Global, Inc., Class AA	200,193	34,817,567
Robinhood Markets, Inc., Class AA	704,706	8,977,954

		43,795,521

Financial Services - 6.50%
Block, Inc.A	259,576	20,078,204

Total Financials		63,873,725

Health Care - 17.84%

Biotechnology - 10.40%
Beam Therapeutics, Inc.A B	110,419	3,005,605
Exact Sciences Corp.A	92,704	6,858,242
Intellia Therapeutics, Inc.A	270,597	8,250,502
Recursion Pharmaceuticals, Inc., Class AA B	334,322	3,296,415
Twist Bioscience Corp.A	138,146	5,092,062
Veracyte, Inc.A	148,228	4,077,752
Verve Therapeutics, Inc.A	110,691	1,543,033

		32,123,611

Health Care Equipment & Supplies - 0.29%
Cerus Corp.A	416,128	898,837

Health Care Providers & Services - 0.26%
Invitae Corp.A B	1,260,831	790,289

Health Care Technology - 3.18%
Teladoc Health, Inc.A	455,719	9,820,744

See accompanying notes

6

American Beacon ARK Transformational Innovation FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 91.16% (continued)

Health Care - 17.84% (continued)

Life Sciences Tools & Services - 3.71%
10X Genomics, Inc., Class AA	87,526	$4,897,955
Pacific Biosciences of California, Inc.A	667,699	6,550,127

		11,448,082

Total Health Care		55,081,563

Industrials - 0.84%

Aerospace & Defense - 0.84%
Archer Aviation, Inc., Class AA B	422,845	2,596,268

Information Technology - 25.73%

IT Services - 3.94%
Twilio, Inc., Class AA	160,421	12,171,141

Semiconductors & Semiconductor Equipment - 0.76%
Teradyne, Inc.	21,481	2,331,118

Software - 21.03%
PagerDuty, Inc.A	305,481	7,071,885
Palantir Technologies, Inc., Class AA	264,681	4,544,573
UiPath, Inc., Class AA	840,179	20,870,047
Unity Software, Inc.A B	281,692	11,518,386
Zoom Video Communications, Inc., Class AA	290,842	20,914,448

		64,919,339

Total Information Technology		79,421,598

Materials - 2.35%

Chemicals - 2.35%
Ginkgo Bioworks Holdings, Inc.A B	4,286,719	7,244,555

Total Common Stocks (Cost $386,973,593)		281,404,238

FOREIGN COMMON STOCKS - 7.08%

Health Care - 4.05%

Biotechnology - 4.05%
CRISPR Therapeutics AGA B	199,853	12,510,798

Information Technology - 3.03%

IT Services - 3.03%
Shopify, Inc., Class AA	120,156	9,360,152

Total Foreign Common Stocks (Cost $14,430,519)		21,870,950

SHORT-TERM INVESTMENTS - 1.52% (Cost $4,696,451)

Investment Companies - 1.52%
American Beacon U.S. Government Money Market Select Fund, 5.25%C D	4,696,451	4,696,451

SECURITIES LENDING COLLATERAL - 3.89% (Cost $12,020,644)

Investment Companies - 3.89%
American Beacon U.S. Government Money Market Select Fund, 5.25%C D	12,020,644	12,020,644

TOTAL INVESTMENTS - 103.65% (Cost $418,121,207)		319,992,283
LIABILITIES, NET OF OTHER ASSETS - (3.65%)		(11,283,067)

TOTAL NET ASSETS - 100.00%		$308,709,216

Percentages are stated as a percent of net assets.

A Non-income producing security.

See accompanying notes

7

American Beacon ARK Transformational Innovation FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at December 31, 2023 (Note 8).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2023, the investments were classified as described below:

ARK Transformational Innovation Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$281,404,238	$-	$-	$281,404,238
Foreign Common Stocks	21,870,950	-	-	21,870,950
Short-Term Investments	4,696,451	-	-	4,696,451
Securities Lending Collateral	12,020,644	-	-	12,020,644

Total Investments in Securities - Assets	$319,992,283	$-	$-	$319,992,283

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended December 31, 2023, there were no transfers into or out of Level 3.

See accompanying notes

8

American Beacon ARK Transformational Innovation FundSM

Statement of Assets and Liabilities

December 31, 2023 (Unaudited)

Assets:
Investments in unaffiliated securities, at fair value† §	$303,275,188
Investments in affiliated securities, at fair value‡	16,717,095
Dividends and interest receivable	13,466
Receivable for investments sold	12,344
Receivable for fund shares sold	1,567,208
Receivable for tax reclaims	99,881
Receivable for expense reimbursement (Note 2)	24,717
Prepaid expenses	67,936

Total assets	321,777,835

Liabilities:
Payable for investments purchased	68,516
Payable for fund shares redeemed	569,123
Management and sub-advisory fees payable (Note 2)	235,816
Service fees payable (Note 2)	43,202
Transfer agent fees payable (Note 2)	19,415
Payable upon return of securities loaned (Note 8)§	12,020,644
Custody and fund accounting fees payable	18,854
Professional fees payable	29,462
Trustee fees payable (Note 2)	1,622
Payable for prospectus and shareholder reports	61,335
Other liabilities	630

Total liabilities	13,068,619

Commitments and contingent liabilities (Note 2)

Net assets	$308,709,216

Analysis of net assets:
Paid-in-capital	$694,093,735
Total distributable earnings (deficits)A	(385,384,519)

Net assets	$308,709,216

Shares outstanding at no par value (unlimited shares authorized):
R5 Class	414,470

Y Class	13,511,959

Investor Class	5,108,904

A Class	1,695,782

C Class	960,844

R6 Class	79,047

Net assets:
R5 Class	$5,964,406

Y Class	$193,086,876

Investor Class	$71,757,095

A Class	$23,759,160

C Class	$13,006,720

R6 Class	$1,134,959

Net asset value, offering and redemption price per share:
R5 Class	$14.39

Y Class	$14.29

Investor Class	$14.05

A Class	$14.01

A Class (offering price)	$14.86

C Class	$13.54

R6 Class	$14.36

† Cost of investments in unaffiliated securities	$401,404,112
‡ Cost of investments in affiliated securities	$16,717,095
§ Fair value of securities on loan	$28,143,530

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

9

American Beacon ARK Transformational Innovation FundSM

Statement of Operations

For the period ended December 31, 2023 (Unaudited)

ARK Transformational Innovation Fund
Investment income:
Dividend income from unaffiliated securities	$4,130
Dividend income from affiliated securities (Note 2)	124,212
Income derived from securities lending (Note 8)	87,279

Total investment income	215,621

Expenses:
Management and sub-advisory fees (Note 2)	1,212,011
Transfer agent fees:
R5 Class (Note 2)	1,319
Y Class (Note 2)	89,841
Investor Class	2,129
A Class	503
C Class	309
R6 Class	354
Custody and fund accounting fees	25,660
Professional fees	68,013
Registration fees and expenses	48,905
Service fees (Note 2):
Investor Class	111,125
A Class	20,275
C Class	13,980
Distribution fees (Note 2):
A Class	25,590
C Class	58,111
Prospectus and shareholder report expenses	42,053
Trustee fees (Note 2)	13,083
Loan expense (Note 9)	541
Other expenses	16,578

Total expenses	1,750,380

Net fees waived and expenses (reimbursed) (Note 2)	(141,730)

Net expenses	1,608,650

Net investment (loss)	(1,393,029)

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	(47,379,079)
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesB	97,595,499
Foreign currency transactions	5

Net gain from investments	50,216,425

Net increase in net assets resulting from operations	$48,823,396

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

10

American Beacon ARK Transformational Innovation FundSM

Statement of Changes in Net Assets

	Six Months Ended December 31, 2023	Year Ended June 30, 2023
	(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment (loss)	$(1,393,029)	$(2,839,687)
Net realized (loss) from investments in unaffiliated securities	(47,379,079)	(181,122,286)
Change in net unrealized appreciation of investments in unaffiliated securities, and foreign currency transactions	97,595,504	208,197,255

Net increase in net assets resulting from operations	48,823,396	24,235,282

Distributions to shareholders:
Total retained earnings:
R5 Class	–	(267,134)
Y Class	–	(10,260,124)
Investor Class	–	(4,039,338)
A Class	–	(1,376,666)
C Class	–	(826,866)
R6 Class	–	(39,638)

Net distributions to shareholders	–	(16,809,766)

Capital share transactions (Note 10):
Proceeds from sales of shares	43,328,910	94,322,640
Reinvestment of dividends and distributions	–	16,618,535
Cost of shares redeemed	(58,667,034)	(120,074,405)

Net (decrease) in net assets from capital share transactions	(15,338,124)	(9,133,230)

Net increase (decrease) in net assets	33,485,272	(1,707,714)

Net assets:
Beginning of period	275,223,944	276,931,658

End of period	$308,709,216	$275,223,944

See accompanying notes

11

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, open-end management investment company. As of December 31, 2023, the Trust consists of twenty-four active series, one of which is presented in this filing: American Beacon ARK Transformational Innovation Fund (the “Fund”). The remaining twenty-three active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Manager is an indirect wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”), which is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco.

Effective December 29, 2023, the Manager underwent a change of control, which resulted in the termination of the Funds’ previous management and investment advisory agreements. The Board approved a new Management Agreement with the Manager and a new Investment Advisory Agreement among the Manager, the sub-advisor and the Trust, on behalf of the Fund, that were effective on December 29, 2023. The new Management Agreement required approval by shareholders of the ARK Transformational Innovation Fund, and a shareholder meeting was held for the Fund. Please see the sections titled Disclosure Regarding the Approval of New Management and Investment Advisory Agreements and Results of Shareholder Meeting for more information.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing London Inter-bank Offered Rate (“LIBOR”) or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06 Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848 which updates and clarifies ASU No. 2020-04. The amendments in this ASU defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management expects these ASUs will not have a material impact on the Fund’s financial statements.

In June 2022, the FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820); Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which provides clarifying guidance that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Management has concluded that the ASU will not have a material impact on the Fund’s financial statements.

12

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments

R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors—sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

13

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

Distributions to Shareholders

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain (loss) in the Fund’s Statement of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income and realized and unrealized gains and losses from investments of the Fund are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

14

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with ARK Investment Management LLC (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedule:

First $5 billion	0.55%
Next $5 billion	0.525%
Next $10 billion	0.50%
Over $20 billion	0.475%

The Management and Sub-Advisory Fees paid by the Fund for the period ended December 31, 2023 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$477,261
Sub-Advisory Fees	0.55%	734,750

Total	0.90%	$1,212,011

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers. These fees are included in “Income derived from securities lending” and “Management and sub-advisory fees” on the Statement of Operations. During the period ended December 31, 2023, the Manager received securities lending fees of $11,133 for the securities lending activities of the Fund.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor, A and C Classes of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has

15

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the period ended December 31, 2023, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
ARK Transformational Innovation	$85,269

As of December 31, 2023, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
ARK Transformational Innovation	$16,068

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund listed below held the following shares with a December 31, 2023 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	December 31, 2023 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	December 31, 2023 Shares/ Fair Value
U.S. Government Money Market Select	Direct	ARK Transformational Innovation	$4,696,451	$-	$-	$124,212	$4,696,451
U.S. Government Money Market Select	Securities Lending	ARK Transformational Innovation	12,020,644	-	-	N/A	12,020,644

The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended December 31, 2023, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
ARK Transformational Innovation	$2,418	$4,486	$6,904

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do

16

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended December 31, 2023, the ARK Transformational Innovation Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund, through October 31, 2024, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Fund’s expense cap. During the period ended December 31, 2023, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap				Expiration of Reimbursed Expenses
Fund	Class	7/1/2022 - 10/31/2023	11/1/2023 - 12/31/2023	Reimbursed Expenses	(Recouped) Expenses
ARK Transformational Innovation	R5	0.99%	0.99%	$2,993	$–	2026-2027
ARK Transformational Innovation	Y	1.08%	1.08%	73,581	–	2026-2027
ARK Transformational Innovation	Investor	1.32%	1.32%	34,699	–	2026-2027
ARK Transformational Innovation	A	1.34%*	1.34%	17,795	–	2026-2027
ARK Transformational Innovation	C	2.10%*	2.10%	12,002	–	2026-2027
ARK Transformational Innovation	R6	0.99%	0.99%	660	–	2026-2027

* Voluntary expense cap.

Of the above amounts, $24,717 was disclosed as a Receivable for expense reimbursement on the Statement of Assets and Liabilities at December 31, 2023.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of contractual or voluntary fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2026 and 2027. The Fund did not record a liability for potential contingent reimbursement due to the current assessment that a reimbursement is uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
ARK Transformational Innovation	$-	$188,445	$3,803	2023-2024
ARK Transformational Innovation	-	292,619	-	2024-2025
ARK Transformational Innovation	-	315,277	-	2025-2026

17

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

Sales Commissions

The Fund’s Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of A Class sales charges from broker dealers which may be used to offset distribution related expenses. During the period ended December 31, 2023, RID collected $8,338 from the sale of A Class Shares of the Fund.

A CDSC of 0.50% will be deducted with respect to A Class Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the A Class Shares redeemed. During the period ended December 31, 2023, there were no CDSC fees collected for A Class Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to C Class Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the C Class Shares redeemed. During the period ended December 31, 2023, CDSC fees of $1,019 were collected for C Class Shares of the Fund.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $140,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at the Audit and Compliance Committee and Investment Commitee meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3. Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

18

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Rule 2a-5 under the Investment Company Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available,” which is the threshold for determining whether a Fund must fair value a security. Among other things, the Valuation Rule permits the Board to designate the Manager as Valuation Designee to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Manager’s fair value determinations. Effective September 8, 2022, the Board has designated the Manager as valuation designee to perform fair value functions in accordance with the requirements of the Valuation Rule.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures, under certain limited circumstances. For example, fair value pricing will be used for fixed-income securities and when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all the Fund’s portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Manager, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Manager’s Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is

19

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust Manager’s fair valuation procedures for the Fund.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4. Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

20

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges

The Fund may invest in securities issued by foreign companies through ADR and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying securities.

Foreign Securities

The Fund may invest in securities of foreign issuers. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund at times may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Fund could invest in government money market funds rather than purchasing individual short-term investments. If the Fund invests in government money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the government money market funds in which the Fund invests, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

21

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

5. Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Asset Selection Risk

Assets selected by the sub-advisor or the Manager for the Fund may not perform to expectations. The portfolio manager’s judgments about the attractiveness, value and potential performance of a particular asset class or individual security may be incorrect, and there is no guarantee that individual securities will perform as anticipated. Additionally, asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets. The investment models used to manage the Fund may rely in part on data derived from third parties and may not perform as intended. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Currency Risk

The Fund may have exposure to foreign currencies by using various instruments. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses.

Environmental, Social, and/or Governance Investing Risk

The use of environmental, social, and/or governance (“ESG”) considerations by a sub-advisor may cause the Fund to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the use of any ESG investment considerations will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations.

Equity Investments Risk

Equity securities are subject to investment and market risk. The Fund’s investments in equity securities may include common stocks. Investing in such securities may expose the funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) greater volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. The Fund’s investment in a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country. Global economic and financial markets are becoming

22

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

increasingly interconnected and conditions (including recent volatility and instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Non-Diversification Risk

When a Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When a Fund invests in a relatively small number of issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. When a Fund is non-diversified, its NAV and total return may also fluctuate more or be subject to declines in weaker markets than a diversified mutual fund. Investments in securities of a limited number of issuers exposes a Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers.

23

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

Other Investment Companies Risk

To the extent that a Fund invests in shares of other registered investment companies, a Fund will indirectly bear the fees and expenses charged by those investment companies in addition to a Fund’s direct fees and expenses. To the extent a Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, a Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk. Interest rate risk is the risk that rising interest rates could cause the value of such an investment to decline. Credit risk is the risk that the issuer, guarantoror insurer of an obligation, or the counterparty to a transaction, may fail or become less able or unwilling, to make timely payment of interest or principal orotherwise honor its obligations, or that it may default completely.

Recent Market Events Risk

Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.

Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates may continue to increase, the timing, frequency or magnitude of any such increases, or when such increases might stop. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Additionally, high public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. and global banking systems. Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; risks associated with a trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; and the possibility of changes to some international trade agreements; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time.

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

Regulators in the U.S. have proposed and recently adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly-adopted regulations is not currently known. Additionally, it is not clear whether the proposed regulations will be adopted. However, due to

24

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

the broad scope of the new and proposed regulations, certain changes could limit the Fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the Fund to operate, which may impact performance.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Sector Risk

The Fund’s investing approach may dictate an emphasis on certain sectors or sub-sectors of the market at any given time. To the extent the Fund invests more heavily in one particular sector, industry, or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors or sub-sectors. In addition, the value of the Fund’s shares may change at different rates than to the value of shares of another fund that invests in a more diversified mix of sectors and industries. An individual sector, industry, or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Because the Fund may hold a limited number of securities, it may at times be substantially over-weighted in certain economic sectors and underweighted in others. Accordingly, the Fund’s performance is likely to be disproportionately affected by the factors influencing the sectors in which it is substantially over-weighted. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance. As the Fund’s portfolio changes over time, the Fund’s exposure to a particular sector may become higher or lower.

Securities Lending Risk

The Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of the Fund’s securities provide collateral either in the form of cash, which the Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. The Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, the Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of the Fund’s collateral is inadequate. Although the Fund’s securities lending agent may indemnify the Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

Valuation Risk

This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which

25

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, December 31, 2023.

	Remaining Contractual Maturity of the Agreements As of December 31, 2023
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$12,020,644	$—	$—	$—	$12,020,644

Total Borrowings	$12,020,644	$—	$—	$—	$12,020,644

Gross amount of recognized liabilities for securities lending transactions					$12,020,644

6. Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended June 30, 2023 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

26

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

As of December 31, 2023, the tax cost for the Fund and its respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
ARK Transformational Innovation	$526,021,125	$43,377,171	$(249,406,020)	$(206,028,849)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of June 30, 2023, the Fund did not have any capital loss carryforwards.

7. Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended December 31, 2023 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
ARK Transformational Innovation	$31,769,671	$46,557,872

A summary of the Fund’s transactions in the USG Select Fund for the period ended December 31, 2023 were as follows:

Fund	Type of Transaction	June 30, 2023 Shares/Fair Value	Purchases	Sales	December 31, 2023 Shares/Fair Value
ARK Transformational Innovation	Direct	$7,285,814	$34,915,966	$37,505,329	$4,696,451
ARK Transformational Innovation	Securities Lending	3,846,396	44,160,188	35,985,940	12,020,644

8. Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to

27

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of December 31, 2023, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Fair Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ARK Transformational Innovation	$28,143,530	$12,020,644	$19,188,011	$31,208,655

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

9. Borrowing Arrangements

Effective November 10, 2023 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 8, 2024, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Committed Line was $100 million with an expiration date November 9, 2023.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to

28

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 8, 2024, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Uncommitted Line was $100 million with an expiration date November 9, 2023.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the period ended December 31, 2023, the Fund did not utilize these facilities.

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	R5 Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	(unaudited)
ARK Transformational Innovation Fund	Shares	Amount	Shares	Amount
Shares sold	84,412	$1,076,468	81,761	$912,917
Reinvestment of dividends	-	-	30,642	264,744
Shares redeemed	(39,910)	(466,916)	(128,977)	(1,433,848)

Net increase (decrease) in shares outstanding	44,502	$609,552	(16,574)	$(256,187)

	Y Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	(unaudited)
ARK Transformational Innovation Fund	Shares	Amount	Shares	Amount
Shares sold	2,207,308	$27,049,613	6,072,595	$69,213,029
Reinvestment of dividends	-	-	1,177,624	10,115,788
Shares redeemed	(3,090,768)	(38,209,067)	(7,757,274)	(85,969,323)

Net (decrease) in shares outstanding	(883,460)	$(11,159,454)	(507,055)	$(6,640,506)

	Investor Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	(unaudited)
ARK Transformational Innovation Fund	Shares	Amount	Shares	Amount
Shares sold	959,550	$11,787,171	1,629,724	$18,019,878
Reinvestment of dividends	-	-	477,004	4,035,453
Shares redeemed	(1,273,652)	(15,024,438)	(2,083,291)	(22,811,873)

Net increase (decrease) in shares outstanding	(314,102)	$(3,237,267)	23,437	$(756,542)

	A Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	(unaudited)
ARK Transformational Innovation Fund	Shares	Amount	Shares	Amount
Shares sold	210,874	$2,682,702	421,138	$4,527,596
Reinvestment of dividends	-	-	158,643	1,338,947
Shares redeemed	(279,843)	(3,311,499)	(682,004)	(7,213,188)

Net (decrease) in shares outstanding	(68,969)	$(628,797)	(102,223)	$(1,346,645)

29

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

	C Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	(unaudited)
ARK Transformational Innovation Fund	Shares	Amount	Shares	Amount
Shares sold	38,501	$453,422	127,226	$1,386,904
Reinvestment of dividends	-	-	100,239	823,965
Shares redeemed	(133,328)	(1,582,194)	(249,039)	(2,567,216)

Net (decrease) in shares outstanding	(94,827)	$(1,128,772)	(21,574)	$(356,347)

	R6 Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	(unaudited)
ARK Transformational Innovation Fund	Shares	Amount	Shares	Amount
Shares sold	23,178	$279,534	23,953	$262,316
Reinvestment of dividends	-	-	4,598	39,638
Shares redeemed	(5,823)	(72,920)	(7,308)	(78,957)

Net increase in shares outstanding	17,355	$206,614	21,243	$222,997

11. Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

30

American Beacon ARK Transformational Innovation FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Six Months Ended December 31, 2023		Year Ended June 30,
			2023	2022		2021		2020		2019

	(unaudited)
Net asset value, beginning of period	$12.10		$11.82	$48.75		$27.41		$18.59		$18.60

Income (loss) from investment operations:
Net investment (loss)	(0.05	)B	(0.17)	(0.12	)B	(0.34	)D	(0.16	)B C	(0.29)
Net gains (losses) on investments (both realized and unrealized)	2.34		1.26	(28.04)		21.91		9.60		1.24

Total income (loss) from investment operations	2.29		1.09	(28.16)		21.57		9.44		0.95

Less distributions:
Dividends from net investment income	–		–	(0.90)		(0.07)		(0.03)		–
Distributions from net realized gains	–		(0.81)	(7.87)		(0.16)		(0.59)		(0.96)

Total distributions	–		(0.81)	(8.77)		(0.23)		(0.62)		(0.96)

Net asset value, end of period	$14.39		$12.10	$11.82		$48.75		$27.41		$18.59

Total returnE	18.93	%F	11.98%	(68.27)%		78.67%		52.22%		6.55%

Ratios and supplemental data:
Net assets, end of period	$5,964,406		$4,474,962	$4,569,803		$16,943,552		$8,438,698		$2,674,638
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.12	%G	1.13%	1.12%		1.03%		1.24%		1.74%
Expenses, net of reimbursements and/or recoupmentsH	1.00	%G	0.99%	1.06%		1.00%		1.00%		1.00%
Net investment (loss), before expense reimbursements and/or recoupments	(0.96	)%G	(1.03)%	(0.47)%		(0.87	)%D	(1.04	)%C	(1.42)%
Net investment (loss), net of reimbursements and/or recoupments	(0.84	)%G	(0.89)%	(0.41)%		(0.84	)%D	(0.80	)%C	(0.68)%
Portfolio turnover rate	12	%F	33%	59%		61%		28%		63%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Per share amounts have been calculated using the average shares method.
C	Net investment income includes a significant dividend payment from Xilinx, Inc. amounting to $0.0021.
D	Net investment income includes a significant dividend payment from Novartis AG, ADR amounting to $0.0114.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.
G	Annualized.
H	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses.

See accompanying notes

31

American Beacon ARK Transformational Innovation FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended December 31, 2023		Year Ended June 30,
			2023	2022	2021		2020		2019

	(unaudited)
Net asset value, beginning of period	$12.02		$11.76	$48.53	$27.31		$18.54		$18.57

Income (loss) from investment operations:
Net investment (loss)	(0.16)		(0.16)	(0.04)	(0.29	)C	(0.19	)A B	(0.06)
Net gains (losses) on investments (both realized and unrealized)	2.43		1.23	(28.00)	21.73		9.58		0.99

Total income (loss) from investment operations	2.27		1.07	(28.04)	21.44		9.39		0.93

Less distributions:
Dividends from net investment income	–		–	(0.86)	(0.06)		(0.03)		–
Distributions from net realized gains	–		(0.81)	(7.87)	(0.16)		(0.59)		(0.96)

Total distributions	–		(0.81)	(8.73)	(0.22)		(0.62)		(0.96)

Net asset value, end of period	$14.29		$12.02	$11.76	$48.53		$27.31		$18.54

Total returnD	18.89	%E	11.87%	(68.30)%	78.48%		52.09%		6.45%

Ratios and supplemental data:
Net assets, end of period	$193,086,876		$172,981,127	$175,258,402	$735,669,845		$220,504,263		$32,822,832
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.17	%F	1.19%	1.19%	1.11%		1.26%		1.94%
Expenses, net of reimbursements and/or recoupmentsG	1.09	%F	1.08%	1.15%	1.09%		1.10%		1.10%
Net investment (loss), before expense reimbursements and/or recoupments	(1.01	)%F	(1.09)%	(0.52)%	(0.95	)%C	(1.08	)%B	(1.62)%
Net investment (loss), net of reimbursements and/or recoupments	(0.93	)%F	(0.98)%	(0.48)%	(0.93	)%C	(0.92	)%B	(0.78)%
Portfolio turnover rate	12	%E	33%	59%	61%		28%		63%

A	Per share amounts have been calculated using the average shares method.
B	Net investment income includes a significant dividend payment from Xilinx, Inc. amounting to $0.0042.
C	Net investment income includes a significant dividend payment from Novartis AG, ADR amounting to $0.0150.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses.

See accompanying notes

32

American Beacon ARK Transformational Innovation FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended December 31, 2023		Year Ended June 30,
			2023	2022	2021		2020		2019

	(unaudited)
Net asset value, beginning of period	$11.82		$11.62	$47.98	$27.05		$18.42		$18.51

Income (loss) from investment operations:
Net investment (loss)	(0.17)		(0.13)	(0.37)	(0.37	)C	(0.25	)A B	(0.17)
Net gains (losses) on investments (both realized and unrealized)	2.40		1.14	(27.41)	21.48		9.50		1.04

Total income (loss) from investment operations	2.23		1.01	(27.78)	21.11		9.25		0.87

Less distributions:
Dividends from net investment income	–		–	(0.71)	(0.02)		(0.03)		–
Distributions from net realized gains	–		(0.81)	(7.87)	(0.16)		(0.59)		(0.96)

Total distributions	–		(0.81)	(8.58)	(0.18)		(0.62)		(0.96)

Net asset value, end of period	$14.05		$11.82	$11.62	$47.98		$27.05		$18.42

Total returnE	18.87	%D	11.48%	(68.36)%	78.03%		51.66%		6.13%

Ratios and supplemental data:
Net assets, end of period	$71,757,095		$64,126,589	$62,722,510	$331,002,394		$69,421,549		$9,310,932
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.44	%F	1.46%	1.45%	1.38%		1.52%		2.03%
Expenses, net of reimbursements and/or recoupmentsG	1.33	%F	1.32%	1.39%	1.34%		1.38%		1.38%
Net investment (loss), before expense reimbursements and/or recoupments	(1.28	)%F	(1.36)%	(0.77)%	(1.21	)%C	(1.34	)%B	(1.71)%
Net investment (loss), net of reimbursements and/or recoupments	(1.17	)%F	(1.22)%	(0.71)%	(1.17	)%C	(1.19	)%B	(1.06)%
Portfolio turnover rate	12	%D	33%	59%	61%		28%		63%

A	Per share amounts have been calculated using the average shares method.
B	Net investment income includes a significant dividend payment from Xilinx, Inc. amounting to $0.0063.
C	Net investment income includes a significant dividend payment from Novartis AG, ADR amounting to $0.0143.
D	Not annualized.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Annualized.
G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses.

See accompanying notes

33

American Beacon ARK Transformational Innovation FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended December 31, 2023		Year Ended June 30,							January 2, 2019A to June 30, 2019
			2023		2022	2021		2020

	(unaudited)
Net asset value, beginning of period	$11.80		$11.60		$48.00	$27.05		$18.42		$14.72

Income (loss) from investment operations:
Net investment (loss)	(0.13)		(0.22)		(0.06)	(0.35	)C	(0.06	)B	(0.05)
Net gains (losses) on investments (both realized and unrealized)	2.34		1.23		(27.74)	21.46		9.31		3.75

Total income (loss) from investment operations	2.21		1.01		(27.80)	21.11		9.25		3.70

Less distributions:
Dividends from net investment income	–		–		(0.73)	(0.00	)D	(0.03)		–
Distributions from net realized gains	–		(0.81)		(7.87)	(0.16)		(0.59)		–

Total distributions	–		(0.81)		(8.60)	(0.16)		(0.62)		–

Net asset value, end of period	$14.01		$11.80		$11.60	$48.00		$27.05		$18.42

Total returnE	18.73	%F	11.51%		(68.40)%	78.03%		51.66%		25.14	%F

Ratios and supplemental data:
Net assets, end of period	$23,759,160		$20,818,534		$21,659,351	$83,589,357		$23,391,480		$3,606,814
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.52	%G	1.56%		1.43%	1.37%		1.66%		2.31	%G
Expenses, net of reimbursements and/or recoupmentsI	1.35	%G	1.41	%H	1.43%	1.37%		1.40%		1.40	%G
Net investment (loss), before expense reimbursements and/or recoupments	(1.36	)%G	(1.46)%		(0.76)%	(1.21	)%C	(1.47	)%B	(2.00	)%G
Net investment (loss), net of reimbursements and/or recoupments	(1.19	)%G	(1.31)%		(0.76)%	(1.21	)%C	(1.21	)%B	(1.09	)%G
Portfolio turnover rate	12	%F	33%		59%	61%		28%		63%

A	Commencement of operations.
B	Net investment income includes a significant dividend payment from Xilinx, Inc. amounting to $(0.0608).
C	Net investment income includes a significant dividend payment from Novartis AG, ADR amounting to $0.0160.
D	Amount represents less than $0.01 per share.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.
G	Annualized.
H	Expense ratios may exceed stated expense caps in Note 2 due to the change in the voluntary expense caps on November 1, 2022.
I	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses.

See accompanying notes

34

American Beacon ARK Transformational Innovation FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended December 31, 2023		Year Ended June 30,							January 2, 2019A to June 30, 2019
			2023		2022	2021		2020

	(unaudited)
Net asset value, beginning of period	$11.44		$11.37		$47.16	$26.78		$18.35		$14.72

Income (loss) from investment operations:
Net investment (loss)	(0.29)		(0.26)		(0.27)	(0.61	)C	(0.09	)B	(0.10)
Net gains (losses) on investments (both realized and unrealized)	2.39		1.14		(27.23)	21.15		9.11		3.73

Total income (loss) from investment operations	2.10		0.88		(27.50)	20.54		9.02		3.63

Less distributions:
Dividends from net investment income	–		–		(0.42)	–		–		–
Distributions from net realized gains	–		(0.81)		(7.87)	(0.16)		(0.59)		–

Total distributions	–		(0.81)		(8.29)	(0.16)		(0.59)		–

Net asset value, end of period	$13.54		$11.44		$11.37	$47.16		$26.78		$18.35

Total returnD	18.36	%E	10.55%		(68.62)%	76.68%		50.54%		24.66	%E

Ratios and supplemental data:
Net assets, end of period	$13,006,720		$12,078,215		$12,244,432	$44,900,174		$15,060,539		$1,790,079
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.31	%F	2.37%		2.19%	2.12%		2.31%		3.25	%F
Expenses, net of reimbursements and/or recoupmentsG	2.11	%F	2.19	%H	2.19%	2.12%		2.15%		2.15	%F
Net investment (loss), before expense reimbursements and/or recoupments	(2.15	)%F	(2.27)%		(1.52)%	(1.96	)%C	(2.13	)%B	(2.94	)%F
Net investment (loss), net of reimbursements	(1.95	)%F	(2.09)%		(1.52)%	(1.96	)%C	(1.97	)%B	(1.83	)%F
Portfolio turnover rate	12	%E	33%		59%	61%		28%		63%

A	Commencement of operations.
B	Net investment income includes a significant dividend payment from Xilinx, Inc. amounting to $(0.0873).
C	Net investment income includes a significant dividend payment from Novartis AG, ADR amounting to $0.0154.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses.
H	Expense ratios may exceed stated expense caps in Note 2 due to the change in the voluntary expense caps on November 1, 2022.

See accompanying notes

35

American Beacon ARK Transformational Innovation FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Six Months Ended December 31, 2023		Year Ended June 30,			October 28, 2020A to June 30, 2021
			2023		2022

	(unaudited)
Net asset value, beginning of period	$12.07		$11.80		$48.67	$36.25

Income from investment operations:
Net investment (loss)	(0.05	)C	(0.10	)C	(0.55)	(0.14	)B
Net gains on investments (both realized and unrealized)	2.34		1.18		(27.54)	12.78

Total income (loss) from investment operations	2.29		1.08		(28.09)	12.64

Less distributions:
Dividends from net investment income	–		–		(0.91)	(0.06)
Distributions from net realized gains	–		(0.81)		(7.87)	(0.16)

Total distributions	–		(0.81)		(8.78)	(0.22)

Net asset value, end of period	$14.36		$12.07		$11.80	$48.67

Total returnD	18.97	%E	11.92%		(68.25)%	34.86	%E

Ratios and supplemental data:
Net assets, end of period	$1,134,959		$744,517		$477,160	$2,268,341
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.15	%F	1.18%		1.12%	1.22	%F
Expenses, net of reimbursements and/or recoupmentsG	1.00	%F	0.99%		1.04%	0.95	%F
Net investment (loss), before expense reimbursements and/or recoupments	(0.99	)%F	(1.07)%		(0.42)%	(1.05	)%BF
Net investment (loss), net of reimbursements	(0.84	)%F	(0.88)%		(0.34)%	(0.78	)%BF
Portfolio turnover rate	12	%E	33%		59%	61	%E

A	Commencement of operations.
B	Net investment income includes a significant dividend payment from Novartis AG, ADR amounting to $0.0197.
C	Per share amounts have been calculated using the average shares method.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses.

See accompanying notes

36

Disclosure Regarding the Renewal and Approval of Current Management and Investment Advisory Agreements (Unaudited)

On December 29, 2023, Resolute Investment Managers, Inc. (“RIM”), the parent company of American Beacon Advisors, Inc. (“Manager”), and certain of its affiliates (collectively, “Resolute”), and their equity owners completed a transaction (“Transaction”) with certain creditors of RIM to strengthen Resolute’s capital structure (the “Closing”). In connection with the Closing, (i) Resolute Investment Holdings, LLC (“RIH”), Resolute Topco, Inc. (“Topco”), which was a wholly-owned subsidiary of RIH prior to the Closing, RIM, and certain of their affiliates, and (ii) the prior owners of approximately 93% of RIH, entered into an exchange agreement with certain creditors of RIM (the “New Ownership Group”) pursuant to which, among other things, new equity interests in Topco were issued to members of the New Ownership Group and the then-existing equity interests in RIH were retired and canceled.

Upon the Closing, the Manager became wholly owned indirectly by the New Ownership Group. This change in control was deemed to constitute an “assignment” under the Investment Company Act of 1940, as amended (“1940 Act”), of the (i) existing management agreement (“Prior Management Agreement”) between the Manager and American Beacon Funds (“Trust”) with respect to the American Beacon ARK Transformational Innovation Fund (the “Fund”) and the other series of the Trust (“Other Funds”), and (ii) existing investment advisory agreement (“Prior Investment Advisory Agreement”) among the Manager, ARK Investment Management LLC, the Fund’s sub-advisor (the “Sub-Advisor”), and the Trust, on behalf of the Fund. As required by the 1940 Act, the Prior Management Agreement and Prior Investment Advisory Agreement (collectively, the “Prior Agreements”) provided for their automatic termination in the event of an assignment.

The Board of Trustees (“Trustees” or “Board”) of the Trust met by videoconference on July 7, 2023, and in-person on July 12, 2023 (“July Meetings”), to, among other matters, consider and approve with respect to the Fund and the Other Funds a new Management Agreement (“New Management Agreement”) and new Investment Advisory Agreements (each, a “New Investment Advisory Agreement”). The Trustees were advised that, following the approval of the New Management Agreement by the Fund’s shareholders, the New Management Agreement and New Investment Advisory Agreement with respect to the Fund (collectively, the “New Agreements”) would replace the Prior Agreements.

As of the Closing, shareholders of the Fund had not yet reached a quorum at their shareholder meeting to take action on the approval of the New Management Agreement. Accordingly, to provide for continuity of management and allow additional time for the Fund to achieve a quorum, at a meeting held by videoconference on December 13, 2023 (“December Meeting”), the Board approved the termination of the Prior Agreements and approved an interim Management Agreement (“Interim Management Agreement”) and interim Investment Advisory Agreement (collectively, with the Interim Management Agreement, the “Interim Agreements”) for the Fund pursuant to Rule 15a-4 under the 1940 Act. Each Interim Agreement became effective upon the Closing, and continued in effect until the earlier of (1) May 27, 2024, or (2) approval of the New Management Agreement by the Fund’s shareholders, which was received at a shareholder meeting held on January 9, 2024.

In advance of the December Meeting, the Board requested and received detailed information from the Manager regarding the Transaction, the solicitation of the shareholders of the Fund and the Interim Agreements. At the December Meeting, the Board reviewed materials furnished by the Manager and met with senior representatives of the Manager and the Manager’s proxy solicitation firm. At that time, representatives of the Manager indicated their belief that the shareholders of the Fund would benefit from the Interim Agreements and that those agreements would not adversely affect the continued operation of the Fund, the capabilities of the key personnel of the Manager who currently manage the Fund to continue to provide services to the Fund at the current levels, or the capabilities of the Sub-Advisor to provide the same level of services to the Fund.

In evaluating the Interim Agreements, the Trustees considered that they generally have been satisfied with the nature and quality of the services provided to the Fund by the Manager and the Sub-Advisor, including investment advisory and administrative services, and that the Fund would be best served by an arrangement that appeared likely to maintain the continuity and stability of these services. The Trustees also considered the Manager’s representation that there had been no material changes or developments relating to information

37

Disclosure Regarding the Renewal and Approval of Current Management and Investment Advisory Agreements (Unaudited)

provided by the Manager or the Sub-Advisor in connection with the Board’s most recent annual review of the Prior Agreements that had not previously been provided to the Board. The Trustees considered that the terms of each Interim Agreement are substantially identical to the corresponding Prior Agreement, and otherwise meet the requirements of Rule 15a-4. The Trustees further considered that, under the Interim Agreements, there have not been and will not be any changes to the Fund’s investment objectives, policies, principal investment strategies, fee rate schedules or portfolio management by the Manager or the Sub-Advisor.

In light of the process followed by the Board in connection with its consideration of the renewal of the Prior Agreements at meetings held on May 16, 2023 and June 6 and 7, 2023, and the approval of the New Agreements at the July Meetings, the Trustees determined that it was not necessary to repeat certain aspects of those reviews. Based on the considerations described above and the processes undertaken and the considerations weighed by the Board with respect to the renewal of the Prior Agreements and approval of the New Agreements, the Board approved the Interim Agreements at the December Meeting. The factors considered by the Board in connection with the renewal of the Prior Agreements are described in the section of the Fund’s Annual Report dated June 30, 2023 titled “Disclosure Regarding Approval of the Management and Investment Advisory Agreements,” and the factors considered by the Board in connection with the approval of the New Agreements is included in the section of this report titled “Disclosure Regarding Approval of New Management and Investment Advisory Agreements.”

38

Disclosure Regarding the Approval of New Management and Investment Advisory Agreements (Unaudited)

On December 29, 2023, Resolute Investment Managers, Inc. (“RIM”), the parent company of American Beacon Advisors, Inc. (“Manager”), and certain of its affiliates (collectively, “Resolute”), and their equity owners completed a transaction (“Transaction”) with certain creditors of RIM to strengthen Resolute’s capital structure (the “Closing”). In connection with the Closing, (i) Resolute Investment Holdings, LLC (“RIH”), Resolute Topco, Inc. (“Topco”), which was a wholly-owned subsidiary of RIH prior to the Closing, RIM, and certain of their affiliates, and (ii) the prior owners of approximately 93% of RIH, entered into an exchange agreement with certain creditors of RIM (the “New Ownership Group”) pursuant to which, among other things, new equity interests in Topco were issued to members of the New Ownership Group and the then-existing equity interests in RIH were retired and canceled.

Upon the Closing, the Manager became wholly owned indirectly by the New Ownership Group. This change in control was deemed to be an “assignment” under the Investment Company Act of 1940 Act, as amended (“1940 Act”), of the (i) existing management agreement (“Prior Management Agreement”) between the Manager and American Beacon Funds (“Trust”) with respect to the American Beacon ARK Transformational Innovation Fund (“Fund”) and other series of the Trust (“Other Funds”), and (ii) existing investment advisory agreement (“Prior Investment Advisory Agreement”) among the Manager, ARK Investment Management LLC (“Sub-Advisor”) and the Trust, on behalf of the Fund. As required by the 1940 Act, the Prior Management Agreement and Prior Investment Advisory Agreement (collectively, the “Prior Agreements”) provided for their automatic termination in the event of an assignment.

The Board of Trustees (“Trustees” or “Board”) of the Trust met by videoconference on July 7, 2023, and in-person on July 12, 2023 (“July Meetings”), to discuss the Transaction and consider the effect that the Transaction would have on the Fund and the Other Funds. In addition, the Board received various information from the Manager regarding the intended purposes and framework of the Transaction at its meetings in-person on February 28–March 1, 2023 (“March Meeting”) and June 6–7, 2023, and by videoconference on May 16, 2023 (“May-June Meetings”). Following the March Meeting, the Board designated an ad hoc special committee (“Committee”) to meet with representatives of the Manager and receive updates on the negotiations and, as appropriate, to provide input with respect to the process. Throughout this process, the Board and the Committee were advised by independent legal counsel and received guidance concerning, among other matters, the Trustees’ responsibilities in connection with their consideration with respect to the Fund of a new Management Agreement (“New Management Agreement”), and a new Investment Advisory Agreement (collectively with the New Management Agreement, the “New Agreements”). The Trustees were advised that, upon shareholder approval of the New Management Agreement, the New Agreements would replace the Prior Agreements.

In advance of the July Meetings, the Board requested and received detailed information from the Manager regarding the Transaction. In connection with the Transaction, the Board reviewed materials furnished by the Manager, which had been reviewed, as applicable, by representatives of the New Ownership Group, and met with senior representatives of the Manager. The Board also reviewed the material terms of the Transaction and considered its possible effects on the Fund and its shareholders. During these meetings, representatives of the Manager indicated their belief that the Transaction would not adversely affect the continued operation of the Fund, the capabilities of the key personnel of the Manager who currently manage the Fund to continue to provide services to the Fund at the current levels, or the capabilities of the Sub-Advisor to provide the same level of services to the Fund.

In evaluating the New Management Agreement, the Trustees considered that they generally have been satisfied with the nature and quality of the services provided to the Fund by the Manager, including investment advisory and administrative services, and that the Fund would be best served by an arrangement that appeared likely to maintain the continuity and stability of these services. Accordingly, the Board considered information communicated by the Manager regarding the anticipated benefits of the substantially strengthened capital structure of Resolute that would result from the Transaction, and the related positive anticipated impact on the Manager’s resources available for future staffing, compensation, and staff retention. The Manager’s representatives also indicated that they believe that the Transaction best facilitates continuity of management and view such continuity as beneficial to the long-term success of the Fund, but noted that there could be no assurance of any particular benefits that may result.

39

Disclosure Regarding the Approval of New Management and Investment Advisory Agreements (Unaudited)

In connection with the Board’s determination to approve the New Agreements, the Trustees considered, among other information, the following factors as they relate to the Transaction:

•

The manner in which the Fund’s assets are managed will not change as a result of the Transaction, and the same people who currently manage the Fund’s assets are expected to continue to do so after the Transaction;

•	The fee rates payable by the Fund under the New Agreements are the same as the fee rates payable under the Prior Agreements;

•

The Manager’s commitment to maintaining the contractual fee waiver/expense reimbursement agreement that is currently in effect with respect to the Fund for a period of two years following the Closing to ensure that shareholders do not face an increase in expenses;

•	The New Agreements are identical in all material respects to the Prior Agreements;

•	The Manager and the Sub-Advisor would provide the same services to the Fund pursuant to the New Agreements as they had been providing under the Prior Agreements;

•

The Manager’s personnel who will provide management services to the Fund are not expected to change and the commitment of the New Ownership Group to retain key personnel currently employed by the Manager who currently provide services to the Fund;

•	The Sub-Advisor’s personnel who will provide advisory services to the Fund are not expected to change;

•

Resolute’s substantially strengthened capital structure following the Closing, which the Manager represented would enable Resolute to continue to provide the Manager with the financial resources necessary to continue to operate and grow the Fund;

•

The anticipated governance structure to be employed in the management of RIM and that following the Transaction the Manager is expected to maintain continuity of management, a similar degree of operational autonomy and its current culture of compliance;

•	The various measures in place and/or prepared to be employed to address any potential impact of the Transaction on the Manager’s business, including its day-to-day operations;

•	The anticipated absence of any adverse impact of the Transaction on the Fund’s Sub-Advisor and other key service providers;

•

The alignment of the strategic business objectives of the New Ownership Group with regard to its investment in the Manager and the Manager’s activities with respect to the Trust, which objectives are consistent with the Manager’s current objectives;

•

Fund shareholders will not bear any costs in connection with the Transaction, inasmuch as the Manager and, indirectly, the New Ownership Group will bear the costs, fees and expenses incurred by the Fund in connection with the Transaction, including the proxy statement, the fees and expenses of accountants and attorneys relating to the Transaction, and the fees and expenses of the Board and the Committee for meetings held in connection with the Transaction;

•

The Fund may realize benefits as a result of the Transaction, including that the Transaction is expected to maintain continuity of management of the Fund and may reduce the potential vulnerability to a future change in control of the Manager that could be adverse to the Fund’s interests and affect the retention of key employees providing services to the Fund;

•

The Manager’s representation that there had been no material changes or developments relating to the Manager or the Sub-Advisor since the May-June Meetings, other than the changes or developments subsequently reported to the Board; and

•	The Trustees had requested and evaluated information relevant to the renewal of the Prior Agreements at their May-June Meetings.

40

Disclosure Regarding the Approval of New Management and Investment Advisory Agreements (Unaudited)

In light of the proximity of the Board’s consideration of the renewal of the Prior Agreements at the May-June Meetings, the Trustees determined that it was not necessary to repeat certain aspects of the review conducted in connection with the approvals made the prior month. Based on the process undertaken and the considerations weighed by the Board with respect to the renewal of the Prior Agreements, and the Board’s due diligence review in connection with the Transaction during the July Meetings, the Board approved the New Agreements at the July 12, 2023 meeting, and recommended that, to the extent required, the shareholders of the Fund also approve the New Agreements. The factors considered by the Board in connection with the approval of the Prior Agreements are described in the section of the Fund’s Annual Report dated June 30, 2023 titled “Disclosure Regarding Approval of the Management and Investment Advisory Agreements.”

41

American Beacon FundsSM

Results of Shareholder Meeting (Unaudited)

A special meeting of shareholders of each of the portfolios of the American Beacon Funds (the “Trust”) was held on October 27, 2023 to consider and vote to approve a new Management Agreement between American Beacon Advisors, Inc. (“American Beacon”) and the Trust. The shareholders of the American Beacon ARK Transformational Innovation Fund (“the Fund”), a portfolio in the Trust, failed to approve a new Management Agreement between American Beacon and the Trust, with respect to the Fund. The meeting was adjourned to November 17, 2023, December 8, 2023 and once again to January 26, 2024. At the meeting on January 26, 2024, a quorum was achieved, and the shareholders of the Fund approved a new Management Agreement between American Beacon and the Trust, with respect to the Fund, that became effective on the same date as a result of the change in control of American Beacon on December 29, 2023. Approval of this proposal required a majority of the outstanding voting securities of the Fund.

The following are the results of the shareholder votes for this proposal:

Fund	For	Against	Abstain	Non-Voting
American Beacon ARK Transformational Innovation Fund	8,981,887.96	397,708.08	2,342,445.06	11,315,096.15

42

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43

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44

Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT SS&C GIDS, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon ARK Transformational Innovation Fund are service marks of American Beacon Advisors, Inc.

SAR 12/23

American Beacon®
FUNDS

2023 SEMI-ANNUAL REPORT

December 31, 2023

SHAPIRO EQUITY OPPORTUNITIES FUND

SHAPIRO SMID CAP EQUITY FUND

Shapiro 1223

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

SHAPIRO EQUITY OPPORTUNITIES FUND

Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in small- or medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

SHAPIRO SMID CAP EQUITY FUND

Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in small- or medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2023

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

In the words of Theodor Seuss Geisel, the beloved children’s author and cartoonist known as Dr. Seuss, “Only you can control your future.”

While we as individuals cannot control everything that’s happening in the world around us or within the global economy and markets, we can take steps to diversify our risk exposure as we seek to preserve and grow our personal savings. By making prudent adjustments to our investment portfolios with the help of trusted financial professionals, we may be better positioned to withstand the negative financial forces we’re likely to encounter in our lifetime – especially during periods like today’s geopolitical turmoil and economic uncertainty.

At American Beacon, we endeavor to provide a broad range of disciplined investment strategies to help you potentially collect the fruits of your labor over the fullness of time. We work diligently to cultivate relationships with the investment managers who serve as sub-advisors to our investment products. Since our firm’s inception as a pension fiduciary in 1986 and the launch of our first sub-advised, multi-manager mutual funds in 1987, we have continued expanding our innovative product offerings. And we are committed to applying a solutions-based, risk-managed approach in our pursuit of institutional wisdom while striving to generate earned alpha and enduring value.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Funds

1

American Beacon Shapiro Equity Opportunities FundSM

Performance Overview

December 31, 2023 (Unaudited)

The Investor Class of the American Beacon Shapiro Equity Opportunities Fund (the “Fund”) returned 5.89% for the six months ended December 31, 2023. The Fund underperformed the Russell 3000® Value Index (the “Index”) return of 6.36% for the same period.

Total Returns for the Period ended December 31, 2023

	Ticker	6 Months*	1 Year	3 Year	5 Year	Since Inception 09/12/2017
R5 Class (1,4)	SHXIX	6.01%	12.81%	4.50%	12.09%	9.04%
Y Class (1,4)	SHXYX	6.00%	12.73%	4.41%	11.99%	8.96%
Investor Class (1,4)	SHXPX	5.89%	12.58%	4.23%	11.74%	8.69%
A Class without Sales Charge (1,2,4)	SHXAX	5.96%	12.52%	4.21%	11.73%	8.68%
A Class with Sales Charge (1,2,4)	SHXAX	(0.11)%	6.04%	2.18%	10.42%	7.66%
C Class without Sales Charge (1,2,4)	SHXCX	5.45%	11.71%	3.63%	11.36%	8.39%
C Class with Sales Charge (1,2,4)	SHXCX	4.45%	10.71%	3.63%	11.36%	8.39%

Russell 3000® Value Index (3)		6.36%	11.66%	8.81%	10.84%	8.16%
Russell 3000® Index (3)		8.43%	25.96%	8.54%	15.16%	12.22%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

2.

A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase. Fund performance for the three-year, five-year and since inception periods represents the returns achieved by the Investor Class from 9/12/2017 up to the 10/28/2021 inception date of the A and C Classes and returns of the A and C Classes since 10/28/2021. Expenses of the A and C Classes are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A and C Classes been in existence since 9/12/2017.

3.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Russell 3000® Value Index measures the performance of the broad value segment of the US equity market. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index and the Russell 3000® Value Index (each an “Index”) are trademarks of Frank Russell Company (“Russell”) and have been licensed for use by American Beacon Funds. The American Beacon Shapiro Equity Opportunities Fund is not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which a fund is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with a Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to any fund or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C Class shares were 0.87%, 0.97%, 1.29%, 1.13%, and 1.88%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index over the six-month period due primarily to stock selection. Conversely sector allocation slightly added to relative performance.

Security selection in the Industrials and Consumer Discretionary sectors detracted the most from relative returns. Positions in the Industrials sector that detracted from relative performance included Sensata Technologies, Inc. (down 16.0%) and SS&C Technologies, Inc. (up 1.7%). In the Consumer Discretionary sector, Topgolf Callaway

2

American Beacon Shapiro Equity Opportunities FundSM

Performance Overview

December 31, 2023 (Unaudited)

Brands Corp. and General Motors Co. (down 11.1% and 6.0%, respectively) were the largest detractors. Conversely, within the Health Care sector, Elanco Animal Health, Inc. (up 47.9%) somewhat helped to offset relative underperformance.

From a sector allocation perspective, underweight allocations to the Consumer Staples and Utilities sectors (down 2.3% and 1.6%, respectively) contributed to relative performance. Conversely, an underweight allocation to the Financials sector (up 15.7%) detracted from relative performance.

Looking ahead, the Fund’s sub-advisor will continue to employ a team-oriented investment process that is driven by deep fundamental research in a concentrated, value-oriented approach.

Top Ten Holdings (% Net Assets)
Elanco Animal Health, Inc.		6.1
Lions Gate Entertainment Corp.		5.7
Bank of America Corp.		5.6
Berkshire Hathaway, Inc., Class B		5.3
Graphic Packaging Holding Co.		5.2
Micron Technology, Inc.		5.2
Zimmer Biomet Holdings, Inc.		5.1
Carter’s, Inc.		5.0
SS&C Technologies Holdings, Inc.		5.0
Baxter International, Inc.		4.9

Total Fund Holdings	24

Sector Allocation (% Equities)
Consumer Discretionary		20.2
Health Care		19.2
Communication Services		13.9
Financials		12.4
Materials		11.9
Information Technology		10.8
Industrials		9.4
Energy		2.2

3

American Beacon Shapiro SMID Cap Equity FundSM

Performance Overview

December 31, 2023 (Unaudited)

The Investor Class of the American Beacon Shapiro SMID Cap Equity Fund (the “Fund”) returned 0.63% for the six months ended December 31, 2023. The Fund underperformed the Russell 2500® Value Index (the “Index”) return of 9.59% for the same period.

Total Returns for the Period ended December 31, 2023

	Ticker	6 Months*	1 Year	3 Year	5 Year	Since Inception 09/12/2017
R5 Class (1,5)	SHDIX	0.70%	9.45%	8.31%	12.60%	8.13%
Y Class (1,5)	SHDYX	0.70%	9.42%	8.23%	12.49%	8.03%
Investor Class (1,5)	SHDPX	0.63%	9.20%	7.98%	12.23%	7.78%
A Class without Sales Charge (1,2,5)	SHEAX	0.54%	9.11%	7.89%	12.17%	7.73%
A Class with Sales Charge (1,2,5)	SHEAX	(5.27)%	2.85%	5.79%	10.85%	6.72%
C Class without Sales Charge (1,2,5)	SHDCX	0.19%	8.33%	7.31%	11.81%	7.46%
C Class with Sales Charge (1,2,5)	SHDCX	(0.81)%	7.33%	7.31%	11.81%	7.46%
R6 Class (1,3,5)	SHDRX	0.78%	9.55%	8.31%	12.60%	8.13%

Russell 2500® Value Index (4)		9.59%	15.98%	8.81%	10.79%	7.50%
Russell 2500® Index (4)		7.93%	17.42%	4.24%	11.67%	8.76%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

2.

A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase. Fund performance for the three-year, five-year and since inception periods represents the returns achieved by the Investor Class from 9/12/2017 up to the 10/28/2021 inception date of the A and C Classes and returns of the A and C Classes since 10/28/2021. Expenses of the A and C Classes are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A and C Classes been in existence since 9/12/2017.

3.

Fund performance for the three-year, five-year and since inception periods represents the returns achieved by the R5 Class from 9/12/2017 up to the 10/28/2021 inception date of the R6 Class and returns of the R6 Class since 10/28/2021. Expenses of the R6 Class are lower than those of the R5 Class. Therefore, total returns shown may be lower than they would have been had the R6 Class been in existence since 9/12/2017.

4.

The Russell 2500® Index is an unmanaged index that measures the performance of the small to mid-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,500 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell’s style methodology. The Russell 2500® Value Index and the Russell 2500® Value Index (each an “Index”) are trademarks of Frank Russell Company (“Russell”) and have been licensed for use by American Beacon Funds. The American Beacon Shapiro SMID Cap Equity Fund is not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which a fund is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with a Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to any fund or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein. One cannot directly invest in an index.

5.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C, and R6 Class shares were 1.37%, 1.41%, 1.63%, 1.67%, 2.44%, and 1.31%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

4

American Beacon Shapiro SMID Cap Equity FundSM

Performance Overview

December 31, 2023 (Unaudited)

The Fund underperformed the Index over the six-month period primarily due to security selection. Sector allocation also detracted from relative performance.

Security selection in the Materials and Consumer Discretionary sectors detracted the most from relative returns. Positions in the Materials sector that detracted from relative performance included Livent Corp. (down 33.5%) and Ecovyst, Inc. (down 14.9%). In the Consumer Discretionary sector, Topgolf Callaway Brands Corp. and Mohawk Industries, Inc. (down 24.0% and 0.4%, respectively) were the largest detractors. Conversely, within the Health Care sector, Elanco Animal Health, Inc. (up 51.2%) somewhat helped to offset relative underperformance.

From a sector allocation perspective, an underweight allocation to the Financials sector (up 21.8%) and an overweight allocation to the Communication Services sector (up 5.0%) detracted from performance relative to the Index. Partially offsetting was an underweight allocation to the Utilities sector (down 0.3%).

Looking forward, the Fund’s sub-advisor will continue to employ a team-oriented investment process that is driven by deep fundamental research in a concentrated, value-oriented approach.

Top Ten Holdings (% Net Assets)
Lions Gate Entertainment Corp., Class B		5.3
Graphic Packaging Holding Co.		5.0
Elanco Animal Health, Inc.		5.0
Mohawk Industries, Inc.		4.9
Atlanta Braves Holdings, Inc.		4.9
SS&C Technologies Holdings, Inc.		4.8
Infinera Corp.		4.8
Ultra Clean Holdings, Inc.		4.8
Topgolf Callaway Brands Corp.		4.7
Ingredion, Inc.		4.6

Total Fund Holdings	24

Sector Allocation (% Equities)
Materials		19.1
Consumer Discretionary		18.6
Industrials		16.9
Communication Services		14.7
Health Care		11.1
Information Technology		9.7
Consumer Staples		6.7
Financials		1.8
Energy		1.4

5

American Beacon FundsSM

Expense Examples

December 31, 2023 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2023 through December 31, 2023.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon FundsSM

Expense Examples

December 31, 2023 (Unaudited)

American Beacon Shapiro Equity Opportunities Fund

	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period 7/1/2023-12/31/2023*
R5 Class
Actual	$1,000.00	$1,060.10	$4.09
Hypothetical**	$1,000.00	$1,021.17	$4.01
Y Class
Actual	$1,000.00	$1,060.00	$4.61
Hypothetical**	$1,000.00	$1,020.66	$4.52
Investor Class
Actual	$1,000.00	$1,058.90	$5.49
Hypothetical**	$1,000.00	$1,019.81	$5.38
A Class
Actual	$1,000.00	$1,059.60	$5.69
Hypothetical**	$1,000.00	$1,019.61	$5.58
C Class
Actual	$1,000.00	$1,054.50	$9.55
Hypothetical**	$1,000.00	$1,015.84	$9.37

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.79%, 0.89%, 1.06%, 1.10%, and 1.85% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

**	5% return before expenses.

American Beacon Shapiro SMID Cap Equity Fund

	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period 7/1/2023-12/31/2023*
R5 Class
Actual	$1,000.00	$1,007.00	$4.49
Hypothetical**	$1,000.00	$1,020.66	$4.52
Y Class
Actual	$1,000.00	$1,007.00	$4.84
Hypothetical**	$1,000.00	$1,020.31	$4.88
Investor Class
Actual	$1,000.00	$1,006.30	$5.90
Hypothetical**	$1,000.00	$1,019.26	$5.94
A Class
Actual	$1,000.00	$1,005.40	$6.35
Hypothetical**	$1,000.00	$1,018.80	$6.39
C Class
Actual	$1,000.00	$1,001.90	$10.11
Hypothetical**	$1,000.00	$1,015.03	$10.18
R6 Class
Actual	$1,000.00	$1,007.80	$4.54
Hypothetical**	$1,000.00	$1,020.61	$4.57

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.89%, 0.96%, 1.17%, 1.26%, 2.01%, and 0.90% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

**	5% return before expenses.

7

American Beacon Shapiro Equity Opportunities FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 99.86%

Communication Services - 13.93%

Entertainment - 9.86%
Lions Gate Entertainment Corp., Class AA	24,200	$263,780
Lions Gate Entertainment Corp., Class BA	1,149,600	11,714,424
Walt Disney Co.	91,550	8,266,050

		20,244,254

Interactive Media & Services - 4.07%
Alphabet, Inc., Class CA	59,230	8,347,284

Total Communication Services		28,591,538

Consumer Discretionary - 20.14%

Automobiles - 4.00%
General Motors Co.	228,400	8,204,128

Household Durables - 4.78%
Mohawk Industries, Inc.A	94,770	9,808,695

Leisure Products - 4.37%
Topgolf Callaway Brands Corp.A	625,400	8,968,236

Specialty Retail - 2.01%
Urban Outfitters, Inc.A	115,731	4,130,439

Textiles, Apparel & Luxury Goods - 4.98%
Carter’s, Inc.	136,600	10,229,974

Total Consumer Discretionary		41,341,472

Energy - 2.21%

Oil, Gas & Consumable Fuels - 2.21%
Devon Energy Corp.	100,020	4,530,906

Financials - 12.42%

Banks - 7.17%
Bank of America Corp.	341,000	11,481,470
Regions Financial Corp.	167,300	3,242,274

		14,723,744

Financial Services - 5.25%
Berkshire Hathaway, Inc., Class BA	30,220	10,778,265

Total Financials		25,502,009

Health Care - 19.12%

Health Care Equipment & Supplies - 10.01%
Baxter International, Inc.	262,700	10,155,982
Zimmer Biomet Holdings, Inc.	85,365	10,388,921

		20,544,903

Life Sciences Tools & Services - 3.05%
Avantor, Inc.A	274,500	6,266,835

Pharmaceuticals - 6.06%
Elanco Animal Health, Inc.A	835,400	12,447,460

Total Health Care		39,259,198

See accompanying notes

8

American Beacon Shapiro Equity Opportunities FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 99.86% (continued)

Industrials - 9.45%

Electrical Equipment - 4.48%
Sensata Technologies Holding PLC	244,900	$9,200,893

Professional Services - 4.97%
SS&C Technologies Holdings, Inc.	167,100	10,211,481

Total Industrials		19,412,374

Information Technology - 10.75%

Communications Equipment - 1.57%
Infinera Corp.A B	676,134	3,211,637

Electronic Equipment, Instruments & Components - 4.03%
Corning, Inc.	271,800	8,276,310

Semiconductors & Semiconductor Equipment - 5.15%
Micron Technology, Inc.	123,925	10,575,759

Total Information Technology		22,063,706

Materials - 11.84%

Chemicals - 6.62%
Axalta Coating Systems Ltd.A	204,720	6,954,338
International Flavors & Fragrances, Inc.	49,141	3,978,947
Livent Corp.A B	147,900	2,659,242

		13,592,527

Containers & Packaging - 5.22%
Graphic Packaging Holding Co.	434,600	10,712,890

Total Materials		24,305,417

Total Common Stocks (Cost $190,682,600)		205,006,620

SHORT-TERM INVESTMENTS - 0.22% (Cost $459,722)

Investment Companies - 0.22%
American Beacon U.S. Government Money Market Select Fund, 5.25%C D	459,722	459,722

SECURITIES LENDING COLLATERAL - 1.18% (Cost $2,418,225)

Investment Companies - 1.18%
American Beacon U.S. Government Money Market Select Fund, 5.25%C D	2,418,225	2,418,225

TOTAL INVESTMENTS - 101.26% (Cost $193,560,547)		207,884,567
LIABILITIES, NET OF OTHER ASSETS - (1.26%)		(2,595,610)

TOTAL NET ASSETS - 100.00%		$205,288,957

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at December 31, 2023 (Note 8).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

PLC - Public Limited Company.

See accompanying notes

9

American Beacon Shapiro Equity Opportunities FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2023, the investments were classified as described below:

Shapiro Equity Opportunities Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$205,006,620	$-	$-	$205,006,620
Short-Term Investments	459,722	-	-	459,722
Securities Lending Collateral	2,418,225	-	-	2,418,225

Total Investments in Securities - Assets	$207,884,567	$-	$-	$207,884,567

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended December 31, 2023, there were no transfers into or out of Level 3.

See accompanying notes

10

American Beacon Shapiro SMID Cap Equity FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.82%

Communication Services - 14.52%

Entertainment - 14.52%
Atlanta Braves Holdings, Inc., Class CA	63,951	$2,531,180
Lions Gate Entertainment Corp., Class BA	272,726	2,779,078
Madison Square Garden Sports Corp.A	12,343	2,244,328

		7,554,586

Total Communication Services		7,554,586

Consumer Discretionary - 18.42%

Hotels, Restaurants & Leisure - 2.57%
Penn Entertainment, Inc.A	51,300	1,334,826

Household Durables - 4.87%
Mohawk Industries, Inc.A	24,477	2,533,369

Leisure Products - 4.73%
Topgolf Callaway Brands Corp.A	171,600	2,460,744

Specialty Retail - 2.06%
Urban Outfitters, Inc.A	30,027	1,071,664

Textiles, Apparel & Luxury Goods - 4.19%
Carter’s, Inc.	29,100	2,179,299

Total Consumer Discretionary		9,579,902

Consumer Staples - 6.58%

Food Products - 6.58%
Ingredion, Inc.	22,113	2,399,924
TreeHouse Foods, Inc.A	24,650	1,021,742

		3,421,666

Total Consumer Staples		3,421,666

Energy - 1.39%

Oil, Gas & Consumable Fuels - 1.39%
Devon Energy Corp.	15,943	722,218

Financials - 1.73%

Banks - 1.73%
Cadence Bank	30,437	900,631

Health Care - 11.00%

Health Care Equipment & Supplies - 6.04%
QuidelOrtho Corp.A	18,300	1,348,710
Varex Imaging Corp.A	87,474	1,793,217

		3,141,927

Pharmaceuticals - 4.96%
Elanco Animal Health, Inc.A	173,082	2,578,922

Total Health Care		5,720,849

Industrials - 16.72%

Aerospace & Defense - 4.31%
BWX Technologies, Inc.	29,242	2,243,739

See accompanying notes

11

American Beacon Shapiro SMID Cap Equity FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.82% (continued)

Industrials - 16.72% (continued)

Electrical Equipment - 4.53%
Sensata Technologies Holding PLC	62,638	$2,353,309

Professional Services - 7.88%
Dun & Bradstreet Holdings, Inc.	136,000	1,591,200
SS&C Technologies Holdings, Inc.	41,000	2,505,510

		4,096,710

Total Industrials		8,693,758

Information Technology - 9.54%

Communications Equipment - 4.78%
Infinera Corp.A	523,323	2,485,784

Semiconductors & Semiconductor Equipment - 4.76%
Ultra Clean Holdings, Inc.A	72,590	2,478,223

Total Information Technology		4,964,007

Materials - 18.92%

Chemicals - 11.22%
Axalta Coating Systems Ltd.A	61,755	2,097,817
Ecovyst, Inc.A	210,474	2,056,331
Livent Corp.A B	93,400	1,679,332

		5,833,480

Containers & Packaging - 5.04%
Graphic Packaging Holding Co.	106,436	2,623,647

Metals & Mining - 2.66%
Compass Minerals International, Inc.	54,667	1,384,169

Total Materials		9,841,296

Total Common Stocks (Cost $46,123,684)		51,398,913

SHORT-TERM INVESTMENTS - 1.71% (Cost $889,908)

Investment Companies - 1.71%
American Beacon U.S. Government Money Market Select Fund, 5.25%C D	889,908	889,908

SECURITIES LENDING COLLATERAL - 0.42% (Cost $219,412)

Investment Companies - 0.42%
American Beacon U.S. Government Money Market Select Fund, 5.25%C D	219,412	219,412

TOTAL INVESTMENTS - 100.95% (Cost $47,233,004)		52,508,233
LIABILITIES, NET OF OTHER ASSETS - (0.95%)		(495,763)

TOTAL NET ASSETS - 100.00%		$52,012,470

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at December 31, 2023 (Note 8).

C 7-day yield.

D The Fund is affiliated by having the same investment advisor.

PLC - Public Limited Company.

See accompanying notes

12

American Beacon Shapiro SMID Cap Equity FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2023, the investments were classified as described below:

Shapiro SMID Cap Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$51,398,913	$-	$-	$51,398,913
Short-Term Investments	889,908	-	-	889,908
Securities Lending Collateral	219,412	-	-	219,412

Total Investments in Securities - Assets	$52,508,233	$-	$-	$52,508,233

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended December 31, 2023, there were no transfers into or out of Level 3.

See accompanying notes

13

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2023 (Unaudited)

	Shapiro Equity Opportunities Fund	Shapiro SMID Cap Equity Fund
Assets:
Investments in unaffiliated securities, at fair value§ †	$205,006,620	$51,398,913
Investments in affiliated securities, at fair value‡	2,877,947	1,109,320
Dividends and interest receivable	298,325	39,209
Receivable for fund shares sold	168,334	22,687
Receivable for tax reclaims	-	3,289
Receivable for expense reimbursement (Note 2)	14,832	21,333
Prepaid expenses	45,371	37,167

Total assets	208,411,429	52,631,918

Liabilities:
Payable for fund shares redeemed	520,847	294,328
Management and sub-advisory fees payable (Note 2)	116,560	32,440
Service fees payable (Note 2)	480	4,647
Transfer agent fees payable (Note 2)	13,080	5,352
Payable upon return of securities loaned (Note 8)§	2,418,225	219,412
Custody and fund accounting fees payable	17,040	13,666
Professional fees payable	25,201	40,766
Trustee fees payable (Note 2)	1,013	780
Payable for prospectus and shareholder reports	7,508	598
Other liabilities	2,518	7,459

Total liabilities	3,122,472	619,448

Commitments and contingent liabilities (Note 2)

Net assets	$205,288,957	$52,012,470

Analysis of net assets:
Paid-in-capital	$210,607,410	$46,546,566
Total distributable earnings (deficits)A	(5,318,453)	5,465,904

Net assets	$205,288,957	$52,012,470

Shares outstanding at no par value (unlimited shares authorized):
R5 Class	4,811,385	1,850,627

Y Class	10,591,770	1,132,085

Investor Class	117,018	1,411,589

A Class	6,656	176,189

C Class	6,647	67,548

R6 Class	N/A	105,615

Net assets:
R5 Class	$63,765,141	$20,524,013

Y Class	$139,819,121	$12,459,580

Investor Class	$1,531,988	$15,243,270

A Class	$86,499	$1,897,957

C Class	$86,208	$716,603

R6 Class	N/A	$1,171,047

Net asset value, offering and redemption price per share:
R5 Class	$13.25	$11.09

Y Class	$13.20	$11.01

Investor Class	$13.09	$10.80

A Class	$13.00	$10.77

A Class (offering price)	$13.79	$11.43

C Class	$12.97	$10.61

R6 Class	N/A	$11.09

† Cost of investments in unaffiliated securities	$190,682,600	$46,123,684
‡ Cost of investments in affiliated securities	$2,877,947	$1,109,320
§ Fair value of securities on loan	$3,342,734	$1,595,365

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

14

American Beacon FundsSM

Statements of Operations

For the period ended December 31, 2023 (Unaudited)

	Shapiro Equity Opportunities Fund	Shapiro SMID Cap Equity Fund
Investment income:
Dividend income from unaffiliated securities	$1,435,039	$279,227	A
Dividend income from affiliated securities (Note 2)	130,835	19,069
Income derived from securities lending (Note 8)	3,051	3,532

Total investment income	1,568,925	301,828

Expenses:
Management and sub-advisory fees (Note 2)	677,297	202,506
Transfer agent fees:
R5 Class (Note 2)	1,998	3,185
Y Class (Note 2)	64,046	6,833
Investor Class	721	1,379
A Class	5	89
C Class	5	78
R6 Class	-	42
Custody and fund accounting fees	22,651	16,651
Professional fees	52,356	46,198
Registration fees and expenses	37,284	45,929
Service fees (Note 2):
Investor Class	2,976	24,330
A Class	-	3,271
C Class	-	480
Distribution fees (Note 2):
A Class	100	2,542
C Class	398	3,655
Prospectus and shareholder report expenses	9,592	5,864
Trustee fees (Note 2)	9,371	3,204
Loan expense (Note 9)	1,928	522
Other expenses	17,249	15,953

Total expenses	897,977	382,711

Net fees waived and expenses (reimbursed) (Note 2)	(64,610)	(103,577)

Net expenses	833,367	279,134

Net investment income	735,558	22,694

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesB	(2,021,376)	1,035,984
Commission recapture (Note 1)	19,463	13,867
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesC	13,345,941	(1,620,029)

Net gain (loss) from investments	11,344,028	(570,178)

Net increase (decrease) in net assets resulting from operations	$12,079,586	$(547,484)

A Includes significant dividends of $32,400.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

15

American Beacon FundsSM

Statements of Changes in Net Assets

	Shapiro Equity Opportunities Fund		Shapiro SMID Cap Equity Fund
	Six Months Ended December 31, 2023	Year Ended June 30, 2023	Six Months Ended December 31, 2023	Year Ended June 30, 2023
	(unaudited)		(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income	$735,558	$1,792,279	$22,694	$178,983
Net realized gain (loss) from investments in unaffiliated securities, and commission recapture	(2,001,913)	(15,340,702)	1,049,851	3,459,583
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities	13,345,941	24,407,474	(1,620,029)	3,534,703

Net increase (decrease) in net assets resulting from operations	12,079,586	10,859,051	(547,484)	7,173,269

Distributions to shareholders:
Total retained earnings:
R5 Class	(560,501)	(4,417,286)	(1,525,879)	(564,962)
Y Class	(1,221,755)	(9,551,750)	(929,827)	(374,842)
Investor Class	(9,550)	(226,205)	(1,149,011)	(581,874)
A Class	(568)	(6,708)	(142,355)	(59,671)
C Class	-	(6,166)	(54,956)	(18,677)
R6 Class	-	-	(84,245)	(25,839)

Net distributions to shareholders	(1,792,374)	(14,208,115)	(3,886,273)	(1,625,865)

Capital share transactions (Note 10):
Proceeds from sales of shares	27,544,028	38,174,078	3,353,997	10,716,210
Reinvestment of dividends and distributions	1,562,586	13,748,820	3,872,223	1,619,875
Issued in reorganization	-	-	-	76,360,869
Cost of shares redeemed	(26,691,367)	(56,951,056)	(13,924,766)	(43,451,177)

Net increase (decrease) in net assets from capital share transactions	2,415,247	(5,028,158)	(6,698,546)	45,245,777

Net increase (decrease) in net assets	12,702,459	(8,377,222)	(11,132,303)	50,793,181

Net assets:
Beginning of period	192,586,498	200,963,720	63,144,773	12,351,592

End of period	$205,288,957	$192,586,498	$52,012,470	$63,144,773

See accompanying notes

16

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment companies. The American Beacon Shapiro Equity Opportunities Fund is non diversified, and the American Beacon Shapiro SMID Cap Equity Fund is diversified, as defined by the Act. As of December 31, 2023, the Trust consists of twenty-four active series, two of which are presented in this filing: American Beacon Shapiro Equity Opportunities Fund and American Beacon Shapiro SMID Cap Equity Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-two active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Manager is an indirect wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”), which is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco.

Effective December 29, 2023, the Manager underwent a change of control, which resulted in the termination of the Funds’ previous management and investment advisory agreements. The Board approved a new Management Agreement with the Manager and a new Investment Advisory Agreement among the Manager, the sub-advisor and the Trust, on behalf of the Funds, that were effective on December 29, 2023. The new Management Agreement required approval by shareholders of the Funds, and a shareholder meeting was held for the Funds. Please see the sections titled Disclosure Regarding the Approval of New Management and Investment Advisory Agreements and Results of Shareholder Meeting for more information.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing London Inter-bank Offered Rate (“LIBOR”) or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06 Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848 which updates and clarifies ASU No. 2020-04. The amendments in this ASU defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management expects these ASUs will not have a material impact on the Funds’ financial statements.

In June 2022, the FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820); Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which provides clarifying guidance that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Management has concluded that the ASU will not have a material impact on the Funds’ financial statements.

17

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency

18

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains or losses from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain (loss) in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income and realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to a Fund will be paid from the assets of a Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under

19

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with Shapiro Capital Management LLC (“Shapiro”), an affiliate of the Manager, pursuant to which each Fund has agreed to pay Shapiro an annualized sub-advisory fee that is calculated and accrued daily based on each Fund’s average daily net assets according to the following schedule:

Shapiro Equity Opportunities Fund

First $250 million	0.35%
Next $250 million	0.30%
Over $500 million	0.25%

Shapiro SMID Cap Equity Fund

First $250 million	0.40%
Next $250 million	0.35%
Over $500 million	0.30%

The Management and Sub-Advisory Fees paid by the Funds for the period ended December 31, 2023 were as follows:

Shapiro Equity Opportunities Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$338,818
Sub-Advisory Fees	0.35%	338,479

Total	0.70%	$677,297

Shapiro SMID Cap Equity Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$96,175
Sub-Advisory Fees	0.40%	106,331

Total	0.75%	$202,506

As compensation for services provided by the Manager in connection with securities lending activities conducted by a Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly investment income (the income earned in the form of interest, dividends and realized capital gains from the investment of cash collateral, plus any negative rebate fees paid by borrowers, less the rebate amount paid to borrowers as well as related expenses) and, with respect to collateral other than cash, a fee up to 10% of loan fees and demand premiums paid by borrowers. These fees are included in “Income derived from securities lending” and “Management and sub-advisory fees” on the Statements of Operations. During the period ended December 31, 2023, the Manager received securities lending fees of $388 and $371 for the securities lending activities of Shapiro Equity Opportunities Fund and Shapiro SMID Cap Equity Fund, respectively.

20

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Classes, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the period ended December 31, 2023, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Shapiro Equity Opportunities	$61,955
Shapiro SMID Cap Equity	7,650

As of December 31, 2023, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Shapiro Equity Opportunities	$11,145
Shapiro SMID Cap Equity	1,258

21

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds listed below held the following shares with a December 31, 2023 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	December 31, 2023 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	December 31, 2023 Shares/Fair Value
U.S. Government Money Market Select	Direct	Shapiro Equity Opportunities	$459,722	$-	$-	$130,835	$459,722
U.S. Government Money Market Select	Securities Lending	Shapiro Equity Opportunities	2,418,225	-	-	N/A	2,418,225
U.S. Government Money Market Select	Direct	Shapiro SMID Cap Equity	889,908	-	-	19,069	889,908
U.S. Government Money Market Select	Securities Lending	Shapiro SMID Cap Equity	219,412	-	-	N/A	219,412

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended December 31, 2023, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Shapiro Equity Opportunities	$2,549	$892	$3,441
Shapiro SMID Cap Equity	373	624	997

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended December 31, 2023, the Shapiro Equity Opportunities Fund borrowed on average $1,573,991 for 3 days at an average interest rate of 6.14% with interest charges of $794 and the Shapiro SMID Cap Equity Fund borrowed on average $330,869 for 7 days at an average interest rate of 6.14% with interest charges of $390. These amounts are recorded as “Other expenses” in the Statements of Operations.

22

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds, through October 31, 2024, for the Shapiro Equity Opportunities Fund, and through the later of October 31, 2024 or two years following the closing date of the reorganization of the American Beacon Mid-Cap Value Fund into the Fund, for the Shapiro SMID Cap Equity Fund, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Funds’ expense cap. During the period ended December 31, 2023, the Manager waived and/or reimbursed expenses as follows:

Fund	Class	Expense Cap		Reimbursed Expenses	(Recouped) Expenses		Expiration of Reimbursed Expenses
		7/1/2023 - 10/31/2023	11/1/2023 – 12/31/2023
Shapiro Equity Opportunities	R5	0.79%	0.79%	$21,372	$-		2026-2027
Shapiro Equity Opportunities	Y	0.89%	0.89%	41,147	-		2026-2027
Shapiro Equity Opportunities	Investor	1.06%	1.06%	2,071	-		2026-2027
Shapiro Equity Opportunities	A	1.12%	1.06%	10	(3	)*	2026-2027
Shapiro Equity Opportunities	C	1.87%	1.81%	10	(3	)*	2026-2027
Shapiro SMID Cap Equity	R5	0.89%	0.89%	38,782	-		2026-2027
Shapiro SMID Cap Equity	Y	0.96%	0.96%	25,411	-		2026-2027
Shapiro SMID Cap Equity	Investor	1.17%	1.17%	30,463	-		2026-2027
Shapiro SMID Cap Equity	A	1.26%	1.25%	5,615	-		2026-2027
Shapiro SMID Cap Equity	C	2.01%	2.01%	1,364	-		2026-2027
Shapiro SMID Cap Equity	R6	0.90%	0.89%	1,942	-		2026-2027

*These amounts represents Recouped Expenses from prior fiscal years and are reflected in Total Expenses on the Statements of Operations

Of the above amounts, $14,832 and $21,333 were disclosed as a Receivable for expense reimbursement on the Statements of Assets and Liabilities at December 31, 2023 for the Shapiro Equity Opportunities Fund and Shapiro SMID Cap Equity Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such contractual or voluntary fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2026 and 2027. The Funds did not record a liability for potential contingent reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Shapiro Equity Opportunities	$-	$39,142	$54,561	2023-2024
Shapiro Equity Opportunities	6	103,059	-	2024-2025
Shapiro Equity Opportunities	-	154,812	-	2025-2026
Shapiro SMID Cap Equity	-	98,955	64,376	2023-2024
Shapiro SMID Cap Equity	-	178,329	-	2024-2025
Shapiro SMID Cap Equity	-	250,940	-	2025-2026

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of

23

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

December 31, 2023, based on management’s evaluation of the shareholder account base, three accounts have been identified as representing an unaffiliated significant ownership of approximately 34% for the Shapiro Equity Opportunities Fund and one shareholder has been identified as representing an affiliated significant ownership of approximately 9% for the Shapiro SMID Cap Equity Fund.

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of A Class sales charges from broker dealers which may be used to offset distribution related expenses. During the period ended December 31, 2023, RID collected $66 for Shapiro SMID Cap Equity Fund from the sale of A Class Shares. There were no Class A sales charges collected for the Shapiro Equity Opportunities Fund.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended December 31, 2023, there were no CDSC fees collected for the Class A Shares of the Shapiro Equity Opportunities Fund or the Shapiro SMID Cap Equity Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2023, there were no CDSC fees collected for the Class C Shares of the Shapiro Equity Opportunities Fund or the Shapiro SMID Cap Equity Fund.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $140,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in-person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by videoconference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives a single $2,500 fee each quarter for her attendance at the Audit Committee and Investment Committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3. Security Valuation and Fair Value Measurements

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund’s shares is determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. A Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m.

24

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, a Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Rule 2a-5 under the Investment Company Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available,” which is the threshold for determining whether a Fund must fair value a security. Among other things, the Valuation Rule permits the Board to designate the Manager as Valuation Designee to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Manager’s fair value determinations.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used for fixed-income securities and when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests as described below. In addition, the Funds may invest in illiquid securities requiring these procedures.

A Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before a Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all a Funds’ portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities

25

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Manager, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Manager’s Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. A Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of a Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust Manager’s fair valuation procedures for a Fund.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4. Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry

26

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or the Sub-Advisor. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Funds can invest free cash balances in registered open-end investment companies regulated as money market funds under the Act, to provide liquidity or for defensive purposes. The Funds could invest in government money market funds rather than purchasing individual short-term investments. If the Funds invest in government money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the government money market funds in which the Funds invest, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

5. Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Dividend Risk

A Fund’s focus on dividend-paying stocks could cause a Fund to underperform funds that invest without consideration of a company’s track record of paying dividends. An issuer of stock held by a Fund may choose not to declare a dividend or the dividend rate might not remain at current levels or increase over time. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. In addition, stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. At times, a Fund may not be able to identify dividend-paying stocks that are attractive investments. The income received by a Fund will also fluctuate due to the amount of dividends that companies elect to pay.

Equity Investments Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond

27

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Focused Holdings Risk

Because the Funds may have a focused portfolio of fewer companies, the increase or decrease of the value of a single investment may have a greater impact on the Funds’ NAV and total return when compared to other diversified funds. Although a focused portfolio has the potential to generate attractive returns over time, it also may increase the Funds’ volatility.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Non-Diversification Risk

When a Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When a Fund invests in a relatively small number of issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. When a Fund is non-diversified, its NAV and total return

28

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

may also fluctuate more or be subject to declines in weaker markets than a diversified mutual fund. Investments in securities of a limited number of issuers exposes a Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers.

Other Investment Companies Risk

To the extent that a Fund invests in shares of other registered investment companies, a Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to a Fund’s direct fees and expenses. To the extent a Fund invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, a Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk. Interest rate risk is the risk that rising interest rates could cause the value of such an investment to decline. Credit risk is the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction, may fail or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations, or that it may default completely.

Recent Market Events Risk

Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.

Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates may continue to increase, the timing, frequency or magnitude of any such increases, or when such increases might stop. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Additionally, high public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty

In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. and global banking systems. Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; risks associated with a trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; and the possibility of changes to some international trade agreements; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time.

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted

29

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

Regulators in the U.S. have proposed and recently adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly-adopted regulations is not currently known. Additionally, it is not clear whether the proposed regulations will be adopted. However, due to the broad scope of the new and proposed regulations, certain changes could limit the Fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the Fund to operate, which may impact performance.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions in to seek income. Borrowers of a Fund’s securities provide collateral either in the form of cash, which a Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. A Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, a Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of a Fund’s collateral is inadequate. Although a Fund’s securities lending agent may indemnify a Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to a Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that a Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

Securities Selection Risk

Securities selected by the sub-advisor or the Manager for the Funds may not perform to expectations. The portfolio managers’ judgments about the attractiveness, value and anticipated price movements of a particular asset class or individual security may be incorrect, and there is no guarantee that individual securities will perform as anticipated. The value of an individual security can be more or less volatile than the market as a whole or a relative value approach may fail to produce the intended results. The portfolio managers’ assessment of relative value may be wrong or even if the assessment of relative value is correct, it may take a long period of time before the price and intrinsic value converge. It may not be possible to predict, or to hedge against, a widening in the yield spread of the securities selected by a sub-advisor. This could result in the Funds’ underperformance compared to other funds with similar investment objectives.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts

30

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, December 31, 2023.

Shapiro Equity Opportunities Fund

	Remaining Contractual Maturity of the Agreements As of December 31, 2023
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$2,418,225	$-	$-	$-	$2,418,225

Total Borrowings	$2,418,225	$-	$-	$-	$2,418,225

Gross amount of recognized liabilities for securities lending transactions					$2,418,225

Shapiro SMID Cap Equity Fund

	Remaining Contractual Maturity of the Agreements As of December 31, 2023
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$219,412	$-	$-	$-	$219,412

Total Borrowings	$219,412	$-	$-	$-	$219,412

Gross amount of recognized liabilities for securities lending transactions					$219,412

6. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended June 30, 2023 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

31

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

As of December 31, 2023, the tax cost for each Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Shapiro Equity Opportunities	$196,846,147	$22,397,511	$(11,359,091)	$11,038,420
Shapiro SMID Cap Equity	47,506,396	6,894,940	(1,893,103)	5,001,837

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of June 30, 2023, the Fund had the following capital loss carryforwards.

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Shapiro Equity Opportunities	$2,475,176	$12,312,389
Shapiro SMID Cap Equity	-	-

7. Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended December 31, 2023 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Shapiro Equity Opportunities	$50,846,344	$42,833,364
Shapiro SMID Cap Equity	12,052,268	20,965,765

A summary of the Funds’ transactions in the USG Select Fund for the period ended December 31, 2023 were as follows:

Fund	Type of Transaction	June 30, 2023 Shares/Fair Value	Purchases	Sales	December 31, 2023 Shares/Fair Value
Shapiro Equity Opportunities	Direct	$6,829,058	$42,325,528	$48,694,864	$459,722
Shapiro Equity Opportunities	Securities Lending	-	41,942,364	39,524,139	2,418,225
Shapiro SMID Cap Equity	Direct	1,912,344	11,430,983	12,453,419	889,908
Shapiro SMID Cap Equity	Securities Lending	2,218,416	15,496,278	17,495,282	219,412

8. Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

32

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of December 31, 2023, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Fair Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Shapiro Equity Opportunities	$3,342,734	$2,418,225	$1,110,795	$3,529,020
Shapiro SMID Cap Equity	1,595,365	219,412	1,466,458	1,685,870

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

9. Borrowing Arrangements

Effective November 10, 2023 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the

33

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

Committed Line amount. The Committed Line expires November 8, 2024, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Committed Line was $100 million with an expiration date November 9, 2023.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 8, 2024, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Uncommitted Line was $100 million with an expiration date November 9, 2023.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the period ended December 31, 2023, the Funds did not utilize these facilities.

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	(unaudited)
Shapiro Equity Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	20,458	$251,400	38,399	$468,653
Reinvestment of dividends	42,366	560,501	377,223	4,417,285
Shares redeemed	(42,425)	(542,134)	(27,131)	(336,695)

Net increase in shares outstanding	20,399	$269,767	388,491	$4,549,243

	Y Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	(unaudited)
Shapiro Equity Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	2,268,081	$27,274,766	2,923,320	$37,589,534
Reinvestment of dividends	75,306	992,535	780,234	9,105,330
Shares redeemed	(2,116,653)	(25,772,823)	(4,278,790)	(54,949,364)

Net increase (decrease) in shares outstanding	226,734	$2,494,478	(575,236)	$(8,254,500)

	Investor Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	(unaudited)
Shapiro Equity Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	1,471	$17,862	9,044	$115,891
Reinvestment of dividends	731	9,550	19,551	226,205
Shares redeemed	(31,357)	(376,410)	(135,696)	(1,664,997)

Net (decrease) in shares outstanding	(29,155)	$(348,998)	(107,101)	$(1,322,901)

34

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

	A Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	(unaudited)
Shapiro Equity Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	-	$-	-	$-
Reinvestment of dividends	-	-	-	-
Shares redeemed	-	-	-	-

Net increase in shares outstanding	-	$-	-	$-

	C Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	(unaudited)
Shapiro Equity Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	-	$-	-	$-
Reinvestment of dividends	-	-	-	-
Shares redeemed	-	-	-	-

Net increase in shares outstanding	-	$-	-	$-

	R5 Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	(unaudited)
Shapiro SMID Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	168,232	$1,834,169	532,452	$5,887,471
Reinvestment of dividends	138,344	1,524,553	52,237	564,680
Issued in Reorganization	-	-	2,248,531	24,951,727
Shares redeemed	(445,978)	(5,026,527)	(1,434,593)	(16,355,091)

Net increase (decrease) in shares outstanding	(139,402)	$(1,667,805)	1,398,627	$15,048,787

	Y Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	(unaudited)
Shapiro SMID Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	90,346	$981,446	192,399	$2,217,808
Reinvestment of dividends	84,106	920,119	34,450	369,993
Issued in Reorganization	-	-	1,813,806	20,003,917
Shares redeemed	(415,315)	(4,334,454)	(880,657)	(9,827,911)

Net increase (decrease) in shares outstanding	(240,863)	$(2,432,889)	1,159,998	$12,763,807

	Investor Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	(unaudited)
Shapiro SMID Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	27,136	$291,475	191,492	$2,150,643
Reinvestment of dividends	107,084	1,149,010	54,992	581,820
Issued in Reorganization	-	-	2,410,152	26,190,156
Shares redeemed	(339,982)	(3,593,456)	(1,414,853)	(15,467,732)

Net increase (decrease) in shares outstanding	(205,762)	$(2,152,971)	1,241,783	$13,454,887

	A Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	(unaudited)
Shapiro SMID Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	9,069	$95,488	23,038	$258,854
Reinvestment of dividends	13,133	140,663	5,605	59,189
Issued in Reorganization	-	-	261,868	2,841,555
Shares redeemed	(57,549)	(619,737)	(86,466)	(965,149)

Net increase (decrease) in shares outstanding	(35,347)	$(383,586)	204,045	$2,194,449

35

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

	C Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	(unaudited)
Shapiro SMID Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	1,527	$17,190	685	$7,560
Reinvestment of dividends	5,084	53,633	1,750	18,354
Issued in Reorganization	-	-	104,408	1,124,519
Shares redeemed	(14,846)	(160,567)	(38,551)	(426,829)

Net increase (decrease) in shares outstanding	(8,235)	$(89,744)	68,292	$723,604

	R6 Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	(unaudited)
Shapiro SMID Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	12,288	$134,229	16,993	$193,874
Reinvestment of dividends	7,645	84,245	2,390	25,839
Issued in Reorganization	-	-	112,576	1,248,995
Shares redeemed	(17,750)	(190,025)	(35,896)	(408,465)

Net increase in shares outstanding	2,183	$28,449	96,063	$1,060,243

11. Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

36

American Beacon Shapiro Equity Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Six Months Ended December 31, 2023		Year Ended June 30

			2023	2022	2021	2020	2019

	(unaudited)
Net asset value, beginning of period	$12.61		$12.90	$16.77	$9.44	$11.28	$11.29

Income (loss) from investment operations:
Net investment income	0.05		0.12	0.16	0.12	0.14	0.11
Net gains (losses) on investments (both realized and unrealized)	0.71		0.60	(2.95)	7.49	(1.36)	0.16

Total income (loss) from investment operations	0.76		0.72	(2.79)	7.61	(1.22)	0.27

Less distributions:
Dividends from net investment income	(0.12)		(0.08)	(0.16)	(0.05)	(0.11)	(0.07)
Distributions from net realized gains	-		(0.93)	(0.92)	(0.23)	(0.51)	(0.21)

Total distributions	(0.12)		(1.01)	(1.08)	(0.28)	(0.62)	(0.28)

Net asset value, end of period	$13.25		$12.61	$12.90	$16.77	$9.44	$11.28

Total returnB	6.01	%C	6.16%	(17.65)%	81.43%	(11.84)%	2.97%

Ratios and supplemental data:
Net assets, end of period	$63,765,141		$60,402,983	$56,812,654	$71,421,117	$40,207,550	$52,917,588
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.86	%D	0.87%	0.83%	0.86%	0.97%	0.98%
Expenses, net of reimbursements and/or recoupments	0.79	%D	0.79%	0.79%	0.79%	0.79%	0.79%
Net investment income, before expense reimbursements and/or recoupments	0.76	%D	0.88%	0.96%	0.82%	1.11%	0.80%
Net investment income, net of reimbursements and/or recoupments	0.83	%D	0.96%	1.00%	0.89%	1.29%	0.99%
Portfolio turnover rate	23	%C	33%	47%	31%	59%	54%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

37

American Beacon Shapiro Equity Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended December 31,		Year Ended June 30

	2023		2023	2022	2021	2020	2019

	(unaudited)
Net asset value, beginning of period	$12.56		$12.87	$16.72	$9.43	$11.28	$11.30

Income (loss) from investment operations:
Net investment income	0.04		0.12	0.14	0.06	0.12	0.10
Net gains (losses) on investments (both realized and unrealized)	0.71		0.57	(2.92)	7.51	(1.35)	0.16

Total income (loss) from investment operations	0.75		0.69	(2.78)	7.57	(1.23)	0.26

Less distributions:
Dividends from net investment income	(0.11)		(0.07)	(0.15)	(0.05)	(0.11)	(0.07)
Distributions from net realized gains	-		(0.93)	(0.92)	(0.23)	(0.51)	(0.21)

Total distributions	(0.11)		(1.00)	(1.07)	(0.28)	(0.62)	(0.28)

Net asset value, end of period	$13.20		$12.56	$12.87	$16.72	$9.43	$11.28

Total returnA	6.00	%B	5.95%	(17.63)%	81.09%	(11.92)%	2.88%

Ratios and supplemental data:
Net assets, end of period	$139,819,121		$130,201,209	$140,753,789	$174,605,529	$30,239,629	$35,505,884
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.95	%C	0.97%	0.93%	0.95%	1.09%	1.06%
Expenses, net of reimbursements and/or recoupments	0.89	%C	0.89%	0.89%	0.89%	0.89%	0.89%
Net investment income, before expense reimbursements and/or recoupments	0.67	%C	0.80%	0.85%	0.77%	0.99%	0.77%
Net investment income, net of reimbursements and/or recoupments	0.73	%C	0.88%	0.89%	0.83%	1.19%	0.94%
Portfolio turnover rate	23	%B	33%	47%	31%	59%	54%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.

See accompanying notes

38

American Beacon Shapiro Equity Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended December 31, 2023		Year Ended June 30

			2023	2022	2021	2020	2019

	(unaudited)
Net asset value, beginning of period	$12.44		$12.75	$16.56	$9.35	$11.20	$11.25

Income (loss) from investment operations:
Net investment income	0.11		0.21	0.21	0.08	0.08	0.07
Net gains (losses) on investments (both realized and unrealized)	0.62		0.46	(2.99)	7.41	(1.34)	0.16

Total income (loss) from investment operations	0.73		0.67	(2.78)	7.49	(1.26)	0.23

Less distributions:
Dividends from net investment income	(0.08)		(0.05)	(0.11)	(0.05)	(0.08)	(0.07)
Distributions from net realized gains	-		(0.93)	(0.92)	(0.23)	(0.51)	(0.21)

Total distributions	(0.08)		(0.98)	(1.03)	(0.28)	(0.59)	(0.28)

Net asset value, end of period	$13.09		$12.44	$12.75	$16.56	$9.35	$11.20

Total returnA	5.89	%B	5.81%	(17.80)%	80.85%	(12.20)%	2.62%

Ratios and supplemental data:
Net assets, end of period	$1,531,988		$1,818,356	$3,228,564	$19,032,563	$320,828	$736,220
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.32	%C	1.29%	1.21%	1.26%	2.20%	2.57%
Expenses, net of reimbursements and/or recoupments	1.06	%C	1.06%	1.06%	1.06%	1.17%	1.17%
Net investment income (loss), before expense reimbursements and/or recoupments	0.25	%C	0.49%	0.51%	0.57%	(0.11)%	(0.74)%
Net investment income, net of reimbursements and/or recoupments	0.51	%C	0.72%	0.66%	0.77%	0.92%	0.66%
Portfolio turnover rate	23	%B	33%	47%	31%	59%	54%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.

See accompanying notes

39

American Beacon Shapiro Equity Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023	October 29, 2021A to June 30, 2022

	(unaudited)
Net asset value, beginning of period	$12.35		$12.71	$16.09

Income (loss) from investment operations:
Net investment income	0.03		0.08	0.08
Net gains (losses) on investments (both realized and unrealized)	0.71		0.57	(2.39)

Total income (loss) from investment operations	0.74		0.65	(2.31)

Less distributions:
Dividends from net investment income	(0.09)		(0.08)	(0.15)
Distributions from net realized gains	-		(0.93)	(0.92)

Total distributions	(0.09)		(1.01)	(1.07)

Net asset value, end of period	$13.00		$12.35	$12.71

Total returnB	5.96	%C	5.69%	(15.40	)%C

Ratios and supplemental data:
Net assets, end of period	$86,499		$82,228	$84,569
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.13	%D	1.13%	3.36	%D
Expenses, net of reimbursements and/or recoupments	1.10	%D E	1.12%	1.12	%D
Net investment income (loss), before expense reimbursements and/or recoupments	0.49	%D	0.63%	(1.53	)%D
Net investment income, net of reimbursements and/or recoupments	0.52	%D	0.64%	0.71	%D
Portfolio turnover rate	23	%C	33%	47%

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on November 1, 2023.

See accompanying notes

40

American Beacon Shapiro Equity Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023	October 29, 2021A to June 30, 2022

	(unaudited)
Net asset value, beginning of period	$12.30		$12.66	$16.09

Income (loss) from investment operations:
Net investment (loss)	(0.01)		(0.01)	(0.00	)B C
Net gains (losses) on investments (both realized and unrealized)	0.68		0.58	(2.38)

Total income (loss) from investment operations	0.67		0.57	(2.38)

Less distributions:
Dividends from net investment income	-		-	(0.13)
Distributions from net realized gains	-		(0.93)	(0.92)

Total distributions	-		(0.93)	(1.05)

Net asset value, end of period	$12.97		$12.30	$12.66

Total returnD	5.45	%E	5.01%	(15.85	)%E

Ratios and supplemental data:
Net assets, end of period	$86,208		$81,722	$84,144
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.88	%F	1.88%	4.11	%F
Expenses, net of reimbursements and/or recoupments	1.85	%F G	1.87%	1.87	%F
Net investment (loss), before expense reimbursements and/or recoupments	(0.26	)%F	(0.12)%	(2.28	)%F
Net investment (loss), net of reimbursements	(0.23	)%F	(0.11)%	(0.04	)%F
Portfolio turnover rate	23	%E	33%	47%

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on November 1, 2023.

See accompanying notes

41

American Beacon Shapiro SMID Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Six Months Ended December 31,		Year Ended June 30

	2023		2023	2022		2021		2020	2019

	(unaudited)
Net asset value, beginning of period	$11.88		$10.35	$13.69		$7.62		$9.72	$11.39

Income (loss) from investment operations:
Net investment income	0.01	B	0.02	0.21	C	0.07	D	0.04	0.05
Net gains (losses) on investments (both realized and unrealized)	0.07		1.73	(1.98)		6.13		(1.46)	(0.97)

Total income (loss) from investment operations	0.08		1.75	(1.77)		6.20		(1.42)	(0.92)

Less distributions:
Dividends from net investment income	(0.01)		(0.02)	(0.26)		(0.00	)E	(0.05)	(0.04)
Distributions from net realized gains	(0.86)		(0.20)	(1.31)		(0.13)		(0.63)	(0.71)

Total distributions	(0.87)		(0.22)	(1.57)		(0.13)		(0.68)	(0.75)

Net asset value, end of period	$11.09		$11.88	$10.35		$13.69		$7.62	$9.72

Total returnF	0.70	%G	17.17%	(14.51)%		81.91%		(16.09)%	(6.67)%

Ratios and supplemental data:
Net assets, end of period	$20,524,013		$23,634,955	$6,121,930		$7,711,085		$4,276,389	$5,293,291
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.26	%H	1.36%	1.92%		2.24%		3.22%	2.84%
Expenses, net of reimbursements and/or recoupments	0.89	%H	0.89%	0.89%		0.89%		0.90%	0.89%
Net investment income (loss), before expense reimbursements and/or recoupments	(0.15	)%B H	0.01%	0.63	%C	(0.71	)%D	(1.84)%	(1.47)%
Net investment income, net of reimbursements and/or recoupments	0.22	%B H	0.48%	1.66	%C	0.64	%D	0.48%	0.48%
Portfolio turnover rate	22	%G	36%	34%		64%		48%	56%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Net investment income includes a significant dividend payment from Carter’s, Inc. amounting to $0.0064.
C	Net investment income includes a significant dividend payment from Cadence Bank and Ecovyst, Inc. amounting to $0.1767.
D	Net investment income includes a significant dividend payment from PQ Group Holdings, Inc. amounting to $0.0223.
E	Amount represents less than $0.01 per share.
F

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

G	Not annualized.
H	Annualized.

See accompanying notes

42

American Beacon Shapiro SMID Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended December 31, 2023		Year Ended June 30

			2023		2022		2021		2020	2019

	(unaudited)
Net asset value, beginning of period	$11.80		$10.29		$13.63		$7.60		$9.71	$11.39

Income (loss) from investment operations:
Net investment income	0.01	A	0.05	D	0.29	B	0.04	C D	0.05	0.04
Net gains (losses) on investments (both realized and unrealized)	0.07		1.68		(2.06)		6.12		(1.48)	(0.97)

Total income (loss) from investment operations	0.08		1.73		(1.77)		6.16		(1.43)	(0.93)

Less distributions:
Dividends from net investment income	(0.01)		(0.02)		(0.26)		(0.00	)E	(0.05)	(0.04)
Distributions from net realized gains	(0.86)		(0.20)		(1.31)		(0.13)		(0.63)	(0.71)

Total distributions	(0.87)		(0.22)		(1.57)		(0.13)		(0.68)	(0.75)

Net asset value, end of period	$11.01		$11.80		$10.29		$13.63		$7.60	$9.71

Total returnF	0.70	%G	17.08%		(14.57)%		81.60%		(16.21)%	(6.76)%

Ratios and supplemental data:
Net assets, end of period	$12,459,580		$16,196,711		$2,191,298		$8,753,769		$104,553	$398,161
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.33	%H	1.40%		2.00%		2.21%		3.33%	2.87%
Expenses, net of reimbursements and/or recoupments	0.96	%H	0.96%		0.97	%I	0.99%		1.00%	0.99%
Net investment income (loss), before expense reimbursements and/or recoupments	(0.24	)%A H	(0.03)%		1.16	%B	(0.94	)%C	(1.91)%	(1.47)%
Net investment income, net of reimbursements and/or recoupments	0.13	%A H	0.41%		2.19	%B	0.28	%C	0.42%	0.41%
Portfolio turnover rate	22	%G	36%		34%		64%		48%	56%

A	Net investment income includes a significant dividend payment from Carter’s, Inc. amounting to $0.0068.
B	Net investment income includes a significant dividend payment from Cadence Bank and Ecovyst, Inc. amounting to $0.2671.
C	Net investment income includes a significant dividend payment from PQ Group Holdings, Inc. amounting to $0.0412.
D	Per share amounts have been calculated using the average shares method.
E	Amount is less than $0.01 per share.
F

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

G	Not annualized.
H	Annualized.
I	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on October 31, 2021.

See accompanying notes

43

American Beacon Shapiro SMID Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended December 31, 2023		Year Ended June 30

			2023	2022		2021		2020	2019

	(unaudited)
Net asset value, beginning of period	$11.60		$10.15	$13.48		$7.53		$9.65	$11.36

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)A	0.05	0.20	B	0.05	C	0.01	0.04
Net gains (losses) on investments (both realized and unrealized)	0.08		1.62	(1.96)		6.03		(1.45)	(1.00)

Total income (loss) from investment operations	0.07		1.67	(1.76)		6.08		(1.44)	(0.96)

Less distributions:
Dividends from net investment income	(0.01)		(0.02)	(0.26)		(0.00	)D	(0.05)	(0.04)
Distributions from net realized gains	(0.86)		(0.20)	(1.31)		(0.13)		(0.63)	(0.71)

Total distributions	(0.87)		(0.22)	(1.57)		(0.13)		(0.68)	(0.75)

Net asset value, end of period	$10.80		$11.60	$10.15		$13.48		$7.53	$9.65

Total returnE	0.63	%F	16.72%	(14.67)%		81.29%		(16.43)%	(7.06)%

Ratios and supplemental data:
Net assets, end of period	$15,243,270		$18,767,020	$3,810,635		$3,586,842		$913,709	$1,119,472
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.55	%G	1.62%	2.31%		2.59%		3.86%	3.87%
Expenses, net of reimbursements and/or recoupments	1.17	%G	1.17%	1.17%		1.20%		1.28%	1.27%
Net investment (loss), before expense reimbursements and/or recoupments	(0.45	)%A G	(0.31)%	0.11	%B	(1.14	)%C	(2.49)%	(2.44)%
Net investment income (loss), net of reimbursements and/or recoupments	(0.07	)%A G	0.14%	1.25	%B	0.25	%C	0.09%	0.16%
Portfolio turnover rate	22	%F	36%	34%		64%		48%	56%

A	Net investment income includes a significant dividend payment from Carter’s, Inc. amounting to $0.0065.
B	Net investment income includes a significant dividend payment from Cadence Bank and Ecovyst, Inc. amounting to $0.1558.
C	Net investment income includes a significant dividend payment from PQ Group Holdings, Inc. amounting to $0.0339.
D	Amount represents less than $0.01 per share.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.
G	Annualized.

See accompanying notes

44

American Beacon Shapiro SMID Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023	October 29, 2021A to June 30, 2022

	(unaudited)
Net asset value, beginning of period	$11.58		$10.13	$13.35

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)C	0.25	(0.00	)B
Net gains (losses) on investments (both realized and unrealized)	0.07		1.42	(1.65)

Total income (loss) from investment operations	0.06		1.67	(1.65)

Less distributions:
Dividends from net investment income	(0.01)		(0.02)	(0.26)
Distributions from net realized gains	(0.86)		(0.20)	(1.31)

Total distributions	(0.87)		(0.22)	(1.57)

Net asset value, end of period	$10.77		$11.58	$10.13

Total returnD	0.54	%E	16.73%	(14.00	)%E

Ratios and supplemental data:
Net assets, end of period	$1,897,957		$2,450,065	$75,917
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.81	%F	1.66%	4.75	%F
Expenses, net of reimbursements and/or recoupments	1.26	%F G	1.26%	1.26	%F
Net investment (loss), before expense reimbursements and/or recoupments	(0.72	)%C F	(0.32)%	(3.53	)%F
Net investment income (loss), net of reimbursements and/or recoupments	(0.17	)%C F	0.08%	(0.04	)%F
Portfolio turnover rate	22	%E	36%	34%

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C	Net investment income includes a significant dividend payment from Carter’s, Inc. amounting to $0.0064.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on November 1, 2023.

See accompanying notes

45

American Beacon Shapiro SMID Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023		October 29, 2021A to June 30, 2022

	(unaudited)
Net asset value, beginning of period	$11.45		$10.08		$13.35

Income (loss) from investment operations:
Net investment (loss)	(0.06	)B	(0.07	)C	(0.06)
Net gains (losses) on investments (both realized and unrealized)	0.08		1.65		(1.64)

Total income (loss) from investment operations	0.02		1.58		(1.70)

Less distributions:
Dividends from net investment income	-		(0.01)		(0.26)
Distributions from net realized gains	(0.86)		(0.20)		(1.31)

Total distributions	(0.86)		(0.21)		(1.57)

Net asset value, end of period	$10.61		$11.45		$10.08

Total returnD	0.19	%E	15.85%		(14.43	)%E

Ratios and supplemental data:
Net assets, end of period	$716,603		$867,865		$75,541
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.38	%F	2.43%		5.51	%F
Expenses, net of reimbursements and/or recoupments	2.01	%F	2.01%		2.01	%F
Net investment (loss), before expense reimbursements and/or recoupments	(1.29	)%B F	(1.08)%		(4.29	)%F
Net investment (loss), net of reimbursements	(0.92	)%B F	(0.66)%		(0.79	)%F
Portfolio turnover rate	22	%E	36%		34%

A	Commencement of operations.
B	Net investment income includes a significant dividend payment from Carter’s, Inc. amounting to $0.0063.
C	Per share amounts have been calculated using the average shares method.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.

See accompanying notes

46

American Beacon Shapiro SMID Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023	October 29, 2021A to June 30, 2022

	(unaudited)
Net asset value, beginning of period	$11.87		$10.35	$13.57

Income from investment operations:
Net investment income	0.01	B	0.25	0.03
Net gains (losses) on investments (both realized and unrealized)	0.08		1.49	(1.68)

Total income (loss) from investment operations	0.09		1.74	(1.65)

Less distributions:
Dividends from net investment income	(0.01)		(0.02)	(0.26)
Distributions from net realized gains	(0.86)		(0.20)	(1.31)

Total distributions	(0.87)		(0.22)	(1.57)

Net asset value, end of period	$11.09		$11.87	$10.35

Total returnC	0.78	%D	17.08%	(13.75	)%D

Ratios and supplemental data:
Net assets, end of period	$1,171,047		$1,228,157	$76,271
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.24	%E	1.30%	4.49	%E
Expenses, net of reimbursements and/or recoupments	0.90	%E F	0.90%	0.90	%E
Net investment income (loss), before expense reimbursements and/or recoupments	(0.13	)%B E	0.05%	(3.27	)%E
Net investment income, net of reimbursements and/or recoupments	0.21	%B E	0.45%	0.32	%E
Portfolio turnover rate	22	%D	36%	34%

A	Commencement of operations.
B	Net investment income includes a significant dividend payment from Carter’s, Inc. amounting to $0.0065.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on October 31, 2021.

See accompanying notes

47

Disclosure Regarding the Renewal and Approval of Current Management and Investment Advisory Agreements (Unaudited)

On December 29, 2023, Resolute Investment Managers, Inc. (“RIM”), the parent company of American Beacon Advisors, Inc. (“Manager”), and certain of its affiliates (collectively, “Resolute”), and their equity owners completed a transaction (“Transaction”) with certain creditors of RIM to strengthen Resolute’s capital structure (the “Closing”). In connection with the Closing, (i) Resolute Investment Holdings, LLC (“RIH”), Resolute Topco, Inc. (“Topco”), which was a wholly-owned subsidiary of RIH prior to the Closing, RIM, and certain of their affiliates, and (ii) the prior owners of approximately 93% of RIH, entered into an exchange agreement with certain creditors of RIM (the “New Ownership Group”) pursuant to which, among other things, new equity interests in Topco were issued to members of the New Ownership Group and the then-existing equity interests in RIH were retired and canceled.

Upon the Closing, the Manager became wholly owned indirectly by the New Ownership Group. This change in control was deemed to constitute an “assignment” under the Investment Company Act of 1940, as amended (“1940 Act”), of the (i) existing management agreement (“Prior Management Agreement”) between the Manager and American Beacon Funds (“Trust”) with respect to the American Beacon Shapiro SMID Cap Equity Fund (“SMID Cap Fund”), American Beacon Shapiro Equity Opportunities Fund (together with the SMID Cap Fund, the “Funds”), and the other series of the Trust (“Other Funds”), and (ii) existing investment advisory agreement (“Prior Investment Advisory Agreement”) among the Manager, Shapiro Capital Management LLC, the Funds’ sub-advisor (the “Sub-Advisor”), and the Trust, on behalf of the Funds. As required by the 1940 Act, the Prior Management Agreement and Prior Investment Advisory Agreement (collectively, the “Prior Agreements”) provided for their automatic termination in the event of an assignment.

The Board of Trustees (“Trustees” or “Board”) of the Trust met by videoconference on July 7, 2023, and in-person on July 12, 2023 (“July Meetings”), to, among other matters, consider and approve with respect to the Funds and the Other Funds a new Management Agreement (“New Management Agreement”) and new Investment Advisory Agreements (each, a “New Investment Advisory Agreement”). The Trustees were advised that, following the approval of the New Management Agreement and New Investment Advisory Agreement by the shareholders of each Fund, the New Management Agreement and New Investment Advisory Agreement with respect to each Fund (collectively, the “New Agreements”) would replace the Prior Agreements.

As of the Closing, shareholders of the Funds had not yet reached a quorum at their shareholder meetings to take action on the approval of the New Management Agreement and New Investment Advisory Agreement. Accordingly, to provide for continuity of management and allow additional time for the Funds to achieve a quorum, at a meeting held by videoconference on December 13, 2023 (“December Meeting”), the Board approved the termination of the Prior Agreements and approved an interim Management Agreement (“Interim Management Agreement”) and interim Investment Advisory Agreement (collectively, with the Interim Management Agreement, the “Interim Agreements”) for each of the Funds pursuant to Rule 15a-4 under the 1940 Act. Each Interim Agreement became effective upon the Closing, and will continue in effect until the earlier of (1) May 27, 2024, or (2) approval of the New Management Agreement and New Investment Advisory Agreement by a Fund’s shareholders, which was received for the SMID Cap Fund at a shareholder meeting held on January 26, 2024.

In advance of the December Meeting, the Board requested and received detailed information from the Manager regarding the Transaction, the solicitation of the shareholders of the Funds and the Interim Agreements. At the December Meeting, the Board reviewed materials furnished by the Manager and met with senior representatives of the Manager and the Manager’s proxy solicitation firm. At that time, representatives of the Manager indicated their belief that the shareholders of the Funds would benefit from the Interim Agreements and that those agreements would not adversely affect the continued operation of the Funds, the capabilities of the key personnel of the Manager who currently manage the Funds to continue to provide services to the Funds at the current levels, or the capabilities of the Sub-Advisor to provide the same level of services to the Funds.

In evaluating the Interim Agreements, the Trustees considered that they generally have been satisfied with the nature and quality of the services provided to the Funds by the Manager and the Sub-Advisor, including investment advisory and administrative services, and that the Funds would be best served by an arrangement that

48

Disclosure Regarding the Renewal and Approval of Current Management and Investment Advisory Agreements (Unaudited)

appeared likely to maintain the continuity and stability of these services. The Trustees also considered the Manager’s representation that there had been no material changes or developments relating to information provided by the Manager or the Sub-Advisor in connection with the Board’s most recent annual review of the Prior Agreements that had not previously been provided to the Board. The Trustees considered that the terms of each Interim Agreement are substantially identical to the corresponding Prior Agreement, and otherwise meet the requirements of Rule 15a-4. The Trustees further considered that, under the Interim Agreements, there have not been and will not be any changes to the Funds’ investment objectives, policies, principal investment strategies, fee rate schedules or portfolio management by the Manager or the Sub-Advisor.

In light of the process followed by the Board in connection with its consideration of the renewal of the Prior Agreements at meetings held on May 16, 2023 and June 6 and 7, 2023, and the approval of the New Agreements at the July Meetings, the Trustees determined that it was not necessary to repeat certain aspects of those reviews. Based on the considerations described above and the processes undertaken and the considerations weighed by the Board with respect to the renewal of the Prior Agreements and approval of the New Agreements, the Board approved the Interim Agreements at the December Meeting. The factors considered by the Board in connection with the renewal of the Prior Agreements are described in the section of each Fund’s Annual Report dated June 30, 2023 titled “Disclosure Regarding Approvals of the Management and Investment Advisory Agreements,” and the factors considered by the Board in connection with the approval of the New Agreements is included in the section of this report titled “Disclosure Regarding Approval of New Management and Investment Advisory Agreements.”

49

Disclosure Regarding the Approval of New Management and Investment Advisory Agreements (Unaudited)

On December 29, 2023, Resolute Investment Managers, Inc. (“RIM”), the parent company of American Beacon Advisors, Inc. (“Manager”), and certain of its affiliates (collectively, “Resolute”), and their equity owners completed a transaction (“Transaction”) with certain creditors of RIM to strengthen Resolute’s capital structure (the “Closing”). In connection with the Closing, (i) Resolute Investment Holdings, LLC (“RIH”), Resolute Topco, Inc. (“Topco”), which was a wholly-owned subsidiary of RIH prior to the Closing, RIM, and certain of their affiliates, and (ii) the prior owners of approximately 93% of RIH, entered into an exchange agreement with certain creditors of RIM (the “New Ownership Group”) pursuant to which, among other things, new equity interests in Topco were issued to members of the New Ownership Group and the then-existing equity interests in RIH were retired and canceled.

Upon the Closing, the Manager became wholly owned, and Shapiro Capital Management LLC (“Sub-Advisor”) became majority owned, indirectly by the New Ownership Group. This change in control was deemed to be an “assignment” under the Investment Company Act of 1940 Act, as amended (“1940 Act”), of the (i) existing management agreement (“Prior Management Agreement”) between the Manager and American Beacon Funds (“Trust”) with respect to the American Beacon Shapiro Equity Opportunities Fund and American Beacon Shapiro SMID Cap Equity Fund (the “Funds”) and other series of the Trust (“Other Funds”), and (ii) existing investment advisory agreement (“Prior Investment Advisory Agreement”) among the Manager, the Sub-Advisor and the Trust, on behalf of the Funds. As required by the 1940 Act, the Prior Management Agreement and Prior Investment Advisory Agreement (collectively, the “Prior Agreements”) provided for their automatic termination in the event of an assignment.

The Board of Trustees (“Trustees” or “Board”) of the Trust met by videoconference on July 7, 2023, and in-person on July 12, 2023 (“July Meetings”), to discuss the Transaction and consider the effect that the Transaction would have on the Funds and the Other Funds. In addition, the Board received various information from the Manager regarding the intended purposes and framework of the Transaction at its meetings in-person on February 28–March 1, 2023 (“March Meeting”) and June 6–7, 2023, and by videoconference on May 16, 2023 (“May-June Meetings”). Following the March Meeting, the Board designated an ad hoc special committee (“Committee”) to meet with representatives of the Manager and receive updates on the negotiations and, as appropriate, to provide input with respect to the process. Throughout this process, the Board and the Committee were advised by independent legal counsel and received guidance concerning, among other matters, the Trustees’ responsibilities in connection with their consideration with respect to the Funds of a new Management Agreement (“New Management Agreement”), and a new Investment Advisory Agreement (“New Investment Advisory Agreement” and, collectively with the New Management Agreement, the “New Agreements”). The Trustees were advised that, upon shareholder approval of the New Management Agreement and New Investment Advisory Agreement, the New Agreements would replace the Prior Agreements.

In advance of the July Meetings, the Board requested and received detailed information from the Manager regarding the Transaction. In connection with the Transaction, the Board reviewed materials furnished by the Manager, which had been reviewed, as applicable, by representatives of the New Ownership Group, and met with senior representatives of the Manager. The Board also reviewed the material terms of the Transaction and considered its possible effects on the Funds and their shareholders. During these meetings, representatives of the Manager indicated their belief that the Transaction would not adversely affect the continued operation of the Funds, the capabilities of the key personnel of the Manager who currently manage the Funds to continue to provide services to the Funds at the current levels, or the capabilities of the Sub-Advisor to provide the same level of services to the Funds.

In evaluating the New Management Agreement, the Trustees considered that they generally have been satisfied with the nature and quality of the services provided to the Funds by the Manager, including investment advisory and administrative services, and that the Funds would be best served by an arrangement that appeared likely to maintain the continuity and stability of these services. Accordingly, the Board considered information communicated by the Manager regarding the anticipated benefits of the substantially strengthened capital structure of Resolute that would result from the Transaction, and the related positive anticipated impact on the

50

Disclosure Regarding the Approval of New Management and Investment Advisory Agreements (Unaudited)

Manager’s resources available for future staffing, compensation, and staff retention. The Manager’s representatives also indicated that they believe that the Transaction best facilitates continuity of management and view such continuity as beneficial to the long-term success of the Funds, but noted that there could be no assurance of any particular benefits that may result.

In connection with the Board’s determination to approve the New Agreements, the Trustees considered, among other information, the following factors as they relate to the Transaction:

•

The manner in which the Funds’ assets are managed will not change as a result of the Transaction, and the same people who currently manage the Funds’ assets are expected to continue to do so after the Transaction;

•	The fee rates payable by each Fund under the New Agreements are the same as the fee rates payable under the Prior Agreements;

•

The Manager’s commitment to maintaining the contractual fee waiver/expense reimbursement agreement that is currently in effect with respect to each Fund for a period of two years following the Closing to ensure that shareholders do not face an increase in expenses;

•	The New Agreements are identical in all material respects to the Prior Agreements;

•	The Manager and the Sub-Advisor would provide the same services to the Funds pursuant to the New Agreements as they had been providing under the Prior Agreements;

•

The Manager’s personnel who will provide management services to the Funds are not expected to change and the commitment of the New Ownership Group to retain key personnel currently employed by the Manager who currently provide services to the Funds;

•	The Sub-Advisor’s personnel who will provide advisory services to the Funds are not expected to change;

•

Resolute’s substantially strengthened capital structure following the Closing, which the Manager represented would enable Resolute to continue to provide the Manager with the financial resources necessary to continue to operate and grow the Funds;

•

The anticipated governance structure to be employed in the management of RIM and that following the Transaction the Manager is expected to maintain continuity of management, a similar degree of operational autonomy and its current culture of compliance;

•	The various measures in place and/or prepared to be employed to address any potential impact of the Transaction on the Manager’s business, including its day-to-day operations;

•	The anticipated absence of any adverse impact of the Transaction on the Funds’ Sub-Advisor and other key service providers;

•

The alignment of the strategic business objectives of the New Ownership Group with regard to its investment in the Manager and the Manager’s activities with respect to the Trust, which objectives are consistent with the Manager’s current objectives;

•

Fund shareholders will not bear any costs in connection with the Transaction, inasmuch as the Manager and, indirectly, the New Ownership Group will bear the costs, fees and expenses incurred by the Funds in connection with the Transaction, including the proxy statement, the fees and expenses of accountants and attorneys relating to the Transaction, and the fees and expenses of the Board and the Committee for meetings held in connection with the Transaction;

•

The Funds may realize benefits as a result of the Transaction, including that the Transaction is expected to maintain continuity of management of the Funds and may reduce the potential vulnerability to a future change in control of the Manager and the Sub-Advisor that could be adverse to the Funds’ interests and affect the retention of key employees providing services to the Funds;

51

Disclosure Regarding the Approval of New Management and Investment Advisory Agreements (Unaudited)

•

The Manager’s representation that there had been no material changes or developments relating to the Manager or the Sub-Advisor since the May-June Meetings, other than the changes or developments subsequently reported to the Board; and

•	The Trustees had requested and evaluated information relevant to the renewal of the Prior Agreements at their May-June Meetings.

In light of the proximity of the Board’s consideration of the renewal of the Prior Agreements at the May-June Meetings, the Trustees determined that it was not necessary to repeat certain aspects of the review conducted in connection with the approvals made the prior month. Based on the process undertaken and the considerations weighed by the Board with respect to the renewal of the Prior Agreements, and the Board’s due diligence review in connection with the Transaction during the July Meetings, the Board approved the New Agreements at the July 12, 2023 meeting, and recommended that Fund shareholders also approve the New Agreements. The factors considered by the Board in connection with the approval of the Prior Agreements are described in the section of the Funds’ Annual Report dated June 30, 2023 titled “Disclosure Regarding Approvals of the Management and Investment Advisory Agreements.”

52

Approval of Interim Management Agreement and Interim Investment Advisory Agreements

On December 29, 2023, Resolute Investment Managers, Inc. (“RIM”), the parent company of American Beacon Advisors, Inc. (“Manager”), and certain of its affiliates (collectively, “Resolute”), and their equity owners completed a transaction (“Transaction”) with certain creditors of RIM to strengthen Resolute’s capital structure (the “Closing”). In connection with the Closing, (i) Resolute Investment Holdings, LLC (“RIH”), Resolute Topco, Inc. (“Topco”), which was a wholly-owned subsidiary of RIH prior to the Closing, RIM, and certain of their affiliates, and (ii) the prior owners of approximately 93% of RIH, entered into an exchange agreement with certain creditors of RIM (the “New Ownership Group”) pursuant to which, among other things, new equity interests in Topco were issued to members of the New Ownership Group and the then-existing equity interests in RIH were retired and canceled.

Upon the Closing, the Manager became wholly owned indirectly by the New Ownership Group. This change in control was deemed to constitute an “assignment” under the Investment Company Act of 1940, as amended (“1940 Act”), of the (i) existing management agreement (“Prior Management Agreement”) between the Manager and American Beacon Funds (“Trust”) with respect to the American Beacon Shapiro SMID Cap Equity Fund (“SMID Cap Fund”), American Beacon Shapiro Equity Opportunities Fund (together with the SMID Cap Fund, the “Funds”), and the other series of the Trust (“Other Funds”), and (ii) existing investment advisory agreement (“Prior Investment Advisory Agreement”) among the Manager, Shapiro Capital Management LLC, the Funds’ sub-advisor (the “Sub-Advisor”), and the Trust, on behalf of the Funds. As required by the 1940 Act, the Prior Management Agreement and Prior Investment Advisory Agreement (collectively, the “Prior Agreements”) provided for their automatic termination in the event of an assignment.

The Board of Trustees (“Trustees” or “Board”) of the Trust met by videoconference on July 7, 2023, and in-person on July 12, 2023 (“July Meetings”), to, among other matters, consider and approve with respect to the Funds and the Other Funds a new Management Agreement (“New Management Agreement”) and new Investment Advisory Agreements (each, a “New Investment Advisory Agreement”). The Trustees were advised that, following the approval of the New Management Agreement and New Investment Advisory Agreement by the shareholders of each Fund, the New Management Agreement and New Investment Advisory Agreement with respect to each Fund (collectively, the “New Agreements”) would replace the Prior Agreements.

As of the Closing, shareholders of the Funds had not yet reached a quorum at their shareholder meetings to take action on the approval of the New Management Agreement and New Investment Advisory Agreement. Accordingly, to provide for continuity of management and allow additional time for the Funds to achieve a quorum, at a meeting held by videoconference on December 13, 2023 (“December Meeting”), the Board approved the termination of the Prior Agreements and approved an interim Management Agreement (“Interim Management Agreement”) and interim Investment Advisory Agreement (collectively, with the Interim Management Agreement, the “Interim Agreements”) for each of the Funds pursuant to Rule 15a-4 under the 1940 Act. Each Interim Agreement became effective upon the Closing, and will continue in effect until the earlier of (1) May 27, 2024, or (2) approval of the New Management Agreement and New Investment Advisory Agreement by a Fund’s shareholders, which was received for the SMID Cap Fund and the Equity Opportunities Fund at shareholder meetings held on January 26, 2024 and February 27, 2024, respectively.

In advance of the December Meeting, the Board requested and received detailed information from the Manager regarding the Transaction, the solicitation of the shareholders of the Funds and the Interim Agreements. At the December Meeting, the Board reviewed materials furnished by the Manager and met with senior representatives of the Manager and the Manager’s proxy solicitation firm. At that time, representatives of the Manager indicated their belief that the shareholders of the Funds would benefit from the Interim Agreements and that those agreements would not adversely affect the continued operation of the Funds, the capabilities of the key personnel of the Manager who currently manage the Funds to continue to provide services to the Funds at the current levels, or the capabilities of the Sub-Advisor to provide the same level of services to the Funds.

In evaluating the Interim Agreements, the Trustees considered that they generally have been satisfied with the nature and quality of the services provided to the Funds by the Manager and the Sub-Advisor, including

53

Approval of Interim Management Agreement and Interim Investment Advisory Agreements

investment advisory and administrative services, and that the Funds would be best served by an arrangement that appeared likely to maintain the continuity and stability of these services. The Trustees also considered the Manager’s representation that there had been no material changes or developments relating to information provided by the Manager or the Sub-Advisor in connection with the Board’s most recent annual review of the Prior Agreements that had not previously been provided to the Board. The Trustees considered that the terms of each Interim Agreement are substantially identical to the corresponding Prior Agreement, and otherwise meet the requirements of Rule 15a-4. The Trustees further considered that, under the Interim Agreements, there have not been and will not be any changes to the Funds’ investment objectives, policies, principal investment strategies, fee rate schedules or portfolio management by the Manager or the Sub-Advisor.

In light of the process followed by the Board in connection with its consideration of the renewal of the Prior Agreements at meetings held on May 16, 2023 and June 6 and 7, 2023, and the approval of the New Agreements at the July Meetings, the Trustees determined that it was not necessary to repeat certain aspects of those reviews. Based on the considerations described above and the processes undertaken and the considerations weighed by the Board with respect to the renewal of the Prior Agreements and approval of the New Agreements, the Board approved the Interim Agreements at the December Meeting. The factors considered by the Board in connection with the renewal of the Prior Agreements are described in the section of each Fund’s Annual Report dated June 30, 2023 titled “Disclosure Regarding Approvals of the Management and Investment Advisory Agreements,” and the factors considered by the Board in connection with the approval of the New Agreements is included in the section of this report titled “Disclosure Regarding Approval of New Management and Investment Advisory Agreements.”

54

American Beacon FundsSM

Results of Shareholder Meeting (Unaudited)

A special meeting of shareholders of each of the portfolios of the American Beacon Funds (the “Trust”) was held on October 27, 2023 to consider and vote on Proposal 1- Approval of New Management Agreement between American Beacon Advisors, Inc. (“American Beacon”) and the Trust and Proposal 2 – Approval of a New Investment Advisory Agreement between American Beacon and the American Beacon Shapiro Equity Opportunities Fund and American Beacon Shapiro SMID Cap Equity Fund (the “Funds”), portfolios in the Trust. The shareholders of the Funds failed to approve Proposal 1 and Proposal 2 with respect to the Funds. The meeting was adjourned to November 17, 2023, December 8, 2023 and once again to January 26, 2024. At the meeting on January 26, 2024, a quorum was achieved for the American Beacon Shapiro SMID Cap Equity Fund (the “Shapiro SMID Fund”), and the shareholders of the Shapiro SMID Fund approved a new Management Agreement and a new Investment Advisory Agreement between American Beacon and the Trust, with respect to the Shapiro SMID Fund, that became effective on the same date as a result of the change in control of American Beacon on December 29, 2023. Approval of each of these proposals required a majority of the outstanding voting securities of the Shapiro SMID Fund. At the same meeting on January 26, 2024, the American Beacon Shapiro Equity Opportunities Fund (the “Shapiro Equity Fund”), a quorum was not present and therefore not enough votes in favor of the proposals. The meeting was adjourned to February 13, 2024, and once again to February 27, 2024. At the meeting on February 27, 2024, a quorum was achieved for the Shapiro Equity Fund and the shareholders of the Shapiro Equity Fund approved a new Management Agreement and a new Investment Advisory Agreement between American Beacon and the Trust, with respect to the Shapiro Equity Fund, that became effective on the same date as a result of the change in control of American Beacon on December 29, 2023. Approval of each of these proposals required a majority of the outstanding voting securities of the Shapiro Equity Fund.

The following are the results of the shareholder votes for the proposals:

Fund	For	Against	Abstain	Non-Voting
American Beacon Shapiro SMID Cap Equity Fund – Proposal 1	2,307,913.55	39,985.79	394,340.18	2,496,669.11
American Beacon Shapiro SMID Cap Equity Fund – Proposal 2	2,313,882.35	31,814.23	396,542.94	2,496,669.11
American Beacon Shapiro Equity Opportunities Fund – Proposal 1	6,948,276.19	18,934.56	857,440.49	7,552,050.64
American Beacon Shapiro Equity Opportunities Fund – Proposal 2	6,945,062.56	18,934.56	860,654.11	7,552,050.64

55

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56

Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each calendar quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT SS&C GIDS, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Shapiro Equity Opportunities Fund and American Beacon Shapiro SMID Cap Equity Fund are service marks of American Beacon Advisors, Inc.

SAR 12/23

American Beacon®
FUNDS

2023 SEMI-ANNUAL REPORT

December 31, 2023

SSI ALTERNATIVE INCOME FUND

TWENTYFOUR STRATEGIC INCOME FUND

TWENTYFOUR SUSTAINABLE SHORT TERM BOND FUND

SSI_TwentyFour 1223

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

SSI ALTERNATIVE INCOME FUND

The use of fixed-income securities, including convertible securities, entails interest rate and credit risks. Interest rate risk is the risk that debt securities will decrease in value with increases in market interest rates. In addition, the value of a convertible security could fluctuate based on the value of the underlying stock. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; the decline in an issuer’s credit rating can cause the price of its bonds to go down. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. Investments in high-yield securities (commonly referred to as “junk bonds”), including restricted securities and floating-rate securities, are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Short sales involve special risks, including greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security or instrument; the Fund’s losses are potentially unlimited in a short sale. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in small- and medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. To the extent the Fund invests more heavily in particular sectors, its performance will be sensitive to factors affecting those sectors. Financial sector companies are heavily regulated and particularly sensitive to interest rate fluctuations. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

TWENTYFOUR STRATEGIC INCOME FUND

The use of fixed-income securities entails interest rate and credit risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. Interest rate risk is the risk that debt securities will decrease in value with increases in market interest rates. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; the decline in an issuer’s credit rating can cause the price of its bonds to go down. Investments in high-yield securities (commonly referred to as “junk bonds”), including loans, CLOs, restricted securities and floating-rate securities, are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. To the extent the Fund invests more heavily in particular sectors, its performance will be sensitive to factors affecting those sectors. Financial sector companies are heavily regulated and particularly sensitive to interest rate fluctuations. To the extent the Fund invests more heavily in a particular country or geographic region, its performance will be sensitive to factors affecting that country or region. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Geopolitical and other events have led to market disruptions causing adverse changes in the value of investments broadly. Changes in value may be temporary or may last for extended periods. The Fund’s incorporation of environmental, social and/or governance (ESG) considerations in its investment strategy may cause it to underperform funds that do not incorporate these considerations. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

TWENTYFOUR SUSTAINABLE SHORT TERM BOND FUND

The use of fixed-income securities entails interest rate and credit risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. Interest rate risk is the risk that debt securities will decrease in value with increases in market interest rates. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; the decline in an issuer’s credit rating can cause the price of its bonds to go down. Investments in high-yield securities (commonly referred to as “junk bonds”), including loans, CLOs, restricted securities and floating-rate securities, are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. To the extent the Fund invests more heavily in particular sectors, its performance will be sensitive to factors affecting those sectors. Financial sector companies are heavily regulated and particularly sensitive to interest rate fluctuations. To the extent the Fund invests more heavily in a particular country or geographic region, its performance will be sensitive to factors affecting that country or region. Geopolitical and other events have led to market disruptions causing adverse changes in the value of investments broadly. Changes in value may be temporary or may last for extended periods. The Fund’s incorporation of environmental, social and/or governance (ESG) considerations in its investment strategy may cause it to underperform funds that do not incorporate these considerations. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2023

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

In the words of Theodor Seuss Geisel, the beloved children’s author and cartoonist known as Dr. Seuss, “Only you can control your future.”

While we as individuals cannot control everything that’s happening in the world around us or within the global economy and markets, we can take steps to diversify our risk exposure as we seek to preserve and grow our personal savings. By making prudent adjustments to our investment portfolios with the help of trusted financial professionals, we may be better positioned to withstand the negative financial forces we’re likely to encounter in our lifetime – especially during periods like today’s geopolitical turmoil and economic uncertainty.

At American Beacon, we endeavor to provide a broad range of disciplined investment strategies to help you potentially collect the fruits of your labor over the fullness of time. We work diligently to cultivate relationships with the investment managers who serve as sub-advisors to our investment products. Since our firm’s inception as a pension fiduciary in 1986 and the launch of our first sub-advised, multi-manager mutual funds in 1987, we have continued expanding our innovative product offerings. And we are committed to applying a solutions-based, risk-managed approach in our pursuit of institutional wisdom while striving to generate earned alpha and enduring value.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Funds

American Beacon SSI Alternative Income FundSM

Performance Overview

December 31, 2023 (Unaudited)

The Investor Class of the American Beacon SSI Alternative Income Fund (the “Fund”) returned 4.06% for the six-month period ending December 31, 2023, outperforming the ICE BofA 3-Month Treasury Bill Index return of 2.70% for the same period.

Total Returns for the Period ended December 31, 2023

	Ticker	6 Months*	1 Year	3 Year	5 Year	10 Year
R5 Class (1,2,4)	SSIJX	4.25%	8.05%	2.17%	4.64%	3.03%
Y Class (1,4)	PSCIX	4.14%	7.82%	2.10%	4.57%	2.99%
Investor Class (1,4)	PSCAX	4.06%	7.61%	1.85%	4.32%	2.73%

ICE BofA US 3-Month Treasury Bill Index (3)		2.70%	5.01%	2.15%	1.88%	1.25%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of fees charged to the Investor Class of the Fund was waived from Fund inception to 2014, recovered in 2015, and waived in 2016 and 2019 through 2023. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect. A portion of fees charged to the Y Class of the Fund was waived from Fund inception to 2014, recovered in 2015, and waived in 2016 and 2019 through 2023. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect.

2.

Fund performance for the five-year and ten-year periods represents the total returns achieved by the Y Class from 12/31/2013 up to 5/17/2019, the inception date of the R5 Class. Expenses of the R5 Class are lower than those of the Y Class. As a result, total returns shown may be lower than they would have been had the R5 Class been in existence since 12/31/2013. A portion of fees charged to the R5 Class of the Fund was waived from R5 Class inception (May 17, 2019) to 2021 and in 2023. Performance prior to waiving fees was lower than actual returns shown.

3.

ICE BofA US 3-Month Treasury Bill Index is an index of U.S. Treasury securities maturing in less than 3 months that assumes reinvestment of all income and is intended to track the daily performance of 3-month U.S. Treasury bills. ICE BOFA US 3-MONTH TREASURY BILL INDEX (THE “INDEX”) IS A PRODUCT OF ICE DATA INDICES, LLC (“ICE DATA”) AND IS USED WITH PERMISSION. ICE® IS A REGISTERED TRADEMARK OF ICE DATA OR ITS AFFILIATES, AND BOFA® IS A REGISTERED TRADEMARK OF BANK OF AMERICA CORPORATION LICENSED BY BANK OF AMERICA CORPORATION AND ITS AFFILIATES (“BOFA”) AND MAY NOT BE USED WITHOUT BOFA’S PRIOR WRITTEN APPROVAL. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. INCLUSION OF A SECURITY WITHIN AN INDEX IS NOT A RECOMMENDATION BY ICE DATA TO BUY, SELL, OR HOLD SUCH SECURITY, NOR IS IT CONSIDERED TO BE INVESTMENT ADVICE. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND AMERICAN BEACON FUNDS, OR ANY OF ITS PRODUCTS OR SERVICES. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y and Investor Class shares were 1.92%, 1.99% and 2.37%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund benefitted from its overweight position in the credit markets as the resilient economy and narrowing credit spreads led corporate bonds, including convertibles, to outperform U.S. treasuries. The Fund’s average credit exposure was generally in the higher-quality segment of the high-yield credit market. As such, income was a notable source of return during the period.

The Fund also earned income on the proceeds from its equity short positions. This rebate income is based on the Federal Funds Rate, which was at a 16-year high during the period and is significantly higher than it had been in earlier periods when the Federal Reserve Bank (the “Fed”) pursued its zero-interest-rate monetary policies.

The Fund also benefitted from rising equity volatility as markets moved sharply higher in response to the increased likelihood of interest rate cuts by the Fed in 2024. The Fund benefits from volatility as it adjusts the hedges on its convertible bonds and as option valuations increase.

American Beacon SSI Alternative Income FundSM

Performance Overview

December 31, 2023 (Unaudited)

While the Fund’s investment strategy is fundamentally based on hedging nearly all equity exposure from its convertible bonds, the Fund would have generated higher returns if it had not done so, given strong equity market performance during the period. However, the Fund does not pursue a strategy of adjusting its equity exposure.

A majority of the Fund’s sector exposures were in Financials, Information Technology, and Health Care, although investments were diversified across holdings with no individual position having a significant impact on performance. Additionally, the Fund ended the period with a duration of approximately 1.5 years, which outperformed as interest rate declined, yet protected the Fund from rate volatility and the potential for elevated inflation.

The Fund seeks to offer positive absolute returns regardless of the market environment by purchasing convertible bonds and convertible preferred stocks and hedging the underlying equity exposure. The sources of return include coupon income from the long convertible positions and other fixed-income holdings, interest income from the short positions, capital gains from convertibles moving toward fair value, and net capital gains from hedge ratio trading profits created by stock price volatility. This team-based process has remained consistent since the strategy’s inception.

Top Ten Holdings (% Net Assets)
MFA Financial, Inc., 6.250%, Due 6/15/2024		3.0
PennyMac Corp., 5.500%, Due 11/1/2024		2.0
Liberty TripAdvisor Holdings, Inc., 0.500%, Due 6/30/2051		1.9
Liberty Media Corp., 3.750%, Due 3/15/2028		1.7
Two Harbors Investment Corp., 6.250%, Due 1/15/2026		1.7
SoFi Technologies, Inc., Due 10/15/2026		1.6
LendingTree, Inc., 0.500%, Due 7/15/2025		1.5
Collegium Pharmaceutical, Inc., 2.875%, Due 2/15/2029		1.4
Envestnet, Inc., 2.625%, Due 12/1/2027		1.4
Redwood Trust, Inc., 5.625%, Due 7/15/2024		1.4

Total Fund Holdings	105

Sector Allocation (% Equities)
Mortgage Real Estate Investment Trusts (REITs)		47.0
Machinery		12.4
Diversified REITs		10.4
Software		9.5
Chemicals		8.8
Financial Services		6.1
Exchange-Traded Instruments		5.8

American Beacon SSI Alternative Income FundSM

Performance Overview

December 31, 2023 (Unaudited)

Industry Allocation (% Fixed-Income)
REITS	16.5
Software	14.0
Diversified Financial Services	7.7
Pharmaceuticals	6.9
Internet	6.3
Health Care - Products	5.1
Media	4.5
Electric	4.0
Commercial Services	3.9
Computers	3.7
Transportation	2.6
Entertainment	2.3
Leisure Time	2.3
Airlines	2.2
Energy - Alternate Sources	2.2
Biotechnology	2.0
Electronics	1.8
Trucking & Leasing	1.5
Retail	1.4
Cosmetics/Personal Care	1.3
Oil & Gas	1.1
Auto Manufacturers	1.0
Agriculture	0.9
Telecommunications	0.9
Aerospace/Defense	0.8
Holding Companies - Diversified	0.8
Mining	0.7
Real Estate	0.7
Lodging	0.5
Metal Fabricate/Hardware	0.4

American Beacon TwentyFour Strategic Income FundSM

Performance Overview

December 31, 2023 (Unaudited)

The Investor Class of the American Beacon TwentyFour Strategic Income Fund (the “Fund”) returned 8.25% for the six-month period ended December 31, 2023, outperforming the Bloomberg Global-Aggregate Total Return Index Value Hedged to USD (the “Index”) return of 4.06%.

Total Returns for the Period ended December 31, 2023

	Ticker	6 Months*	1 Year	3 Year	5 Year	Since Inception 04/03/2017
R5 Class (1,5)	TFGIX	8.32%	11.84%	0.15%	3.97%	3.79%
Y Class (1,5)	TFGYX	8.22%	11.75%	0.11%	3.92%	3.72%
Investor Class (1,5)	TFGPX	8.25%	11.49%	(0.21)%	3.62%	3.43%
A Class without Sales Charge (1,2,5)	TFSAX	8.17%	11.58%	(0.12)%	3.67%	3.55%
A Class with Sales Charge (1,2,5)	TFSAX	4.07%	7.45%	(1.39)%	2.89%	2.97%
C Class without Sales Charge (1,3,5)	TFGCX	7.84%	10.76%	(0.89)%	2.88%	2.94%
C Class with Sales Charge (1,3,5)	TFGCX	6.84%	9.76%	(0.89)%	2.88%	2.94%

Bloomberg Global-Aggregate Total Return Index Value Hedged USD (4)		4.06%	7.15%	(2.11)%	1.40%	1.68%
ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (4)		2.73%	5.13%	2.15%	2.02%	1.94%

*	Not annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

2.

Fund performance for the five-year and since inception periods represents the total returns achieved by the R5 Class from 4/3/2017 up to 10/29/2018, the inception date of the A Class. Expenses of the A Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 4/3/2017. A Class shares have a maximum sales charge of 3.75%.

3.

Fund performance for the five-year and since inception periods represents the total returns achieved by the R5 Class from 4/03/2017 up to 10/29/2018, the inception date of the C Class. Expenses of the C Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 4/03/2017. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

4.

The ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index tracks the performance of a synthetic asset paying a deposit offered rate to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (at a yield equal to the current day fixing rate) and rolled into a new instrument. The Bloomberg Global Aggregate Index tracks the performance of global investment-grade debt, including treasury, government- related, corporate and securitized fixed-rate bonds, denominated in local currencies from developed and emerging markets issuers and hedged back to U.S. Dollars (USD). Securities must have at least one year until final maturity, or average life as applicable, and must meet minimum issue size criteria. One cannot directly invest in an index.

5.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C Class shares were 1.01%, 1.06%, 1.35%, 1.31%, and 2.03%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

A primary contributor to the Fund’s outperformance was strong results from various segments of the credit markets. High-yield corporate issuers reported some of the highest returns as, for example, the ICE BofA US Cash Pay High Yield Index returned 7.6%, whereas the investment-grade Index, the ICE BofA US Corporate Index, returned 5.0%. By comparison, the ICE BofA US Treasury Index returned 2.2%. The Fund held nearly 40% of its assets in high yield securities at period end, and held others that were not rated, whereas the Index does not include either.

American Beacon TwentyFour Strategic Income FundSM

Performance Overview

December 31, 2023 (Unaudited)

The Fund’s largest exposure was to the Financials sector, where it primarily held Insurance companies and large, systemically important banks across the U.S., Europe and the United Kingdom. The Fund held Alternative Tier-1 (AT1) contingent convertible securities issued by European banks for an attractive source of yield within a high-quality industry. While AT1s experienced significant volatility in early 2023, the market recovered rapidly as investors regained confidence in the securities. AT1’s were the largest contributor to the Fund’s performance during the period. Also in early 2023, U.S. regional banks experienced significant volatility; however, the Fund did not have exposure, and they too recovered rapidly as credit markets rallied.

The Fund also held notable exposure to collateralized loan obligations (CLOs), which contain bank loan instruments, as they generated attractive yield with very little interest rate exposure. CLOs were the second largest contributors to the Fund’s returns during the period.

Given narrowing credit spreads, the Fund also held an allocation to U.S. Treasuries to balance out its positioning. Higher-yielding, short-maturity credits provided income, and U.S. Treasuries offered flexibility if markets became volatile.

The Fund ended the period with a short duration of 3.4 years, as compared to 6.7 years for the Index, although the impact on performance was neutral as interest rates were essentially unchanged at period end despite significant volatility during the period. Credit spreads narrowed, which led the Fund to outperform, but the effects from yield curve changes were minimal.

The sub-advisor’s investment process incorporates top-down asset allocation and duration management with rigorous bottom-up credit analysis in a highly flexible approach that seeks to take advantage of prevailing market conditions. This team-based process has remained consistent since the Fund’s inception.

Top Ten Holdings (% Net Assets)
U.S. Treasury Bills, 4.154%, Due 6/6/2024		11.7
U.S. Treasury Notes, 3.500%, Due 2/15/2033		8.4
U.S. Treasury Notes, 4.125%, Due 11/15/2032		4.5
Nationwide Building Society, 10.250%, Due 12/31/2049, Series CCDS		1.8
U.S. Treasury Notes, 3.375%, Due 5/15/2033		1.8
U.S. Treasury Notes, 4.500%, Due 11/15/2033		1.5
Banco de Sabadell SA, 5.750%, Due 3/15/2026, (5 yr. EUR Swap + 6.198%)		1.3
Coventry Building Society, 6.875%, Due 9/18/2024, (5 yr. U.K. Government Bond + 6.111%)		1.3
Towd Point Mortgage Funding PLC, 6.621%, Due 10/20/2051, 2019 GR4A ER, (Sterling Overnight Index Average + 1.400%)		1.3
Phoenix Group Holdings PLC, 5.750%, Due 4/26/2028, (5 yr. U.K. Government Bond + 4.170%)		1.2

Total Fund Holdings	165

American Beacon TwentyFour Strategic Income FundSM

Performance Overview

December 31, 2023 (Unaudited)

Industry Allocation (% Fixed-Income)
U.S. Treasury Obligations	31.4
Banks	23.5
Asset-Backed Obligations	12.2
Insurance	8.5
Savings & Loans	3.4
Diversified Financial Services	3.3
Telecommunications	2.3
Pipelines	1.9
Electric	1.6
Collateralized Mortgage Obligations	1.5
Commercial Services	1.4
Auto Manufacturers	1.3
Auto Parts & Equipment	0.8
Pharmaceuticals	0.7
Software	0.7
Transportation	0.7
Aerospace/Defense	0.6
Food	0.5
Health Care - Services	0.5
Home Builders	0.5
Oil & Gas	0.4
Water	0.4
Chemicals	0.3
Retail	0.3
Airlines	0.2
Entertainment	0.2
Machinery - Construction & Mining	0.2
Packaging & Containers	0.2
Real Estate	0.2
Advertising	0.1
Leisure Time	0.1
Private Placement	0.1

Country Allocation (% Investments)
United States	38.9
United Kingdom	23.8
Ireland	13.6
Spain	6.2
France	4.8
Italy	2.9
Netherlands	2.1
Germany	1.8
Mexico	1.5
Austria	0.9
Australia	0.7
Sweden	0.7
Switzerland	0.7
Chile	0.4
Canada	0.3
India	0.3
Brazil	0.2
China/Hong Kong	0.2

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Performance Overview

December 31, 2023 (Unaudited)

The Y Class of the American Beacon TwentyFour Sustainable Short Term Bond Fund (the “Fund”) returned 5.16% for the six-month period ended December 31, 2023, while the ICE BofA 1-3 Year US Corporate Index (the “Index”) returned 3.97% for the same period.

Total Returns for the Period ended December 31, 2023

	Ticker	6 Months*	1 year	3 Year	Since Inception 02/19/2020
Y Class (1,5)	TFBYX	5.16%	7.21%	1.25%	1.68%
A Class without Sales Charge (1,2,5)	TFBAX	5.06%	6.87%	0.92%	1.37%
A Class with Sales Charge (1,2,5)	TFBAX	2.38%	4.25%	0.06%	0.70%
C Class without Sales Charge (1,3,5)	TFBCX	4.79%	6.09%	0.18%	0.61%
C Class with Sales Charge (1,3,5)	TFBCX	3.79%	5.09%	0.18%	0.61%
R6 Class (1,5)	TFBRX	2.12%	4.10%	0.29%	0.98%

ICE BofA 1-3 Year US Corporate Index (4)		3.97%	5.61%	0.44%	1.23%

*	Not annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

2.	A Class shares have a maximum sales charge of 2.50%.

3.	The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

4.

The ICE BofA 1-3 Year US Corporate Index is an unmanaged index that tracks the performance of the U.S. dollar-denominated investment-grade public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year but less than three years remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $150 million. One cannot directly invest in an index.

5.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Y, A, C, and R6 Class shares were 1.83%, 2.26%, 2.74%, and 1.73%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

One of the primary contributors to the Fund’s outperformance was strong results from its various credit sector holdings. High-yield issuers reported some of the highest returns as, for example, the ICE BofA 1-3 Year US Cash Pay High Yield Index returned 5.8%, whereas the Fund’s investment-grade Index, the ICE BofA 1-3 Year US Corporate Index, returned 4.0%. The Fund held over 7% of its assets in high yield securities at period end, and held others that were not rated, whereas the Index does not include either.

The Fund’s largest exposure was to the Financials sector, where it primarily held Insurance companies and large, systemically important banks across the U.S., Europe and the United Kingdom. The Fund was not exposed U.S. regional banks, although that sector performed well during the period as it recovered from volatility earlier in the year. The Fund’s subadvisor continued to view the Financials sector as an attractive combination of quality and yield as credit spreads had become narrow, and a conservative approach to credit risk was warranted.

To a lesser extent, the Fund also held exposure to securitized issues with non-agency mortgage collateral, which also contributed positively to performance.

The Fund’s short duration of 1.4 years, as compared to 1.8 years for the Index, detracted slightly from performance as yields declined near period end. With the Federal Reserve Bank’s pivot toward potential interest rate cuts in 2024, market yields began to decline in anticipation.

The sub-advisor’s investment process incorporates top-down asset allocation and duration management with rigorous bottom-up credit analysis in a highly flexible approach that seeks to take advantage of prevailing market conditions. This team-based process has remained consistent since the Fund’s inception.

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Performance Overview

December 31, 2023 (Unaudited)

Top Ten Holdings (% Net Assets)
U.K. Gilts, 3.500%, Due 10/22/2025		4.4
Nationwide Building Society, 5.875%, Due 12/20/2024, (5 yr. U.K. Government Bond + 5.390%)		2.9
Rothesay Life PLC, 8.000%, Due 10/30/2025		2.9
U.S. Treasury Notes, 4.000%, Due 12/15/2025		2.9
Tower Bridge Funding PLC, 7.020%, Due 11/20/2063, 2021 2 D, (Sterling Overnight Index Average + 1.800%)		2.4
AXA SA, 5.453%, Due 3/4/2026, (12 yr. GBP SONIA Linked ICE Swap + 4.000%)		2.2
Tesco Corporate Treasury Services PLC, 2.500%, Due 5/2/2025		2.1
Bunzl Finance PLC, 2.250%, Due 6/11/2025		2.0
M&G PLC, 3.875%, Due 7/20/2049, (5 yr. U.K. Government Bond + 3.500%)		2.0
U.S. Treasury Notes, 4.750%, Due 7/31/2025		2.0

Total Fund Holdings	57

Sector Allocation (% Fixed-Income)
Financial		43.0
Utilities		11.1
Communications		10.8
Collateralized Mortgage Obligations		8.1
Consumer, Non-Cyclical		6.8
U.S. Treasury Obligations		5.3
Foreign Sovereign Obligations		4.8
Industrial		4.6
Technology		3.4
Consumer, Cyclical		2.1

Industry Allocation (% Fixed-Income)
Insurance		18.2
Banks		16.9
Collateralized Mortgage Obligations		8.1
Electric		8.0
Telecommunications		7.5
U.S. Treasury Obligations		5.3
Foreign Sovereign Obligations		4.8
Savings & Loans		4.8
Software		3.4
Media		3.3
Transportation		3.0
Food		2.3
Distribution/Wholesale		2.2
Commercial Services		2.0
Health Care - Services		1.7
Gas		1.6
REITS		1.6
Water		1.6
Miscellaneous Manufacturing		1.5
Real Estate		1.5
Pharmaceuticals		0.7

Country Allocation (% Investments)
United Kingdom		60.3
United States		19.8
France		10.9
Germany		2.9
Spain		2.9
Australia		1.6
Netherlands		1.6

American Beacon FundsSM

Expense Examples

December 31, 2023 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2023 through December 31, 2023.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

December 31, 2023 (Unaudited)

American Beacon SSI Alternative Income Fund

	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period 7/1/2023-12/31/2023*
R5 Class
Actual	$1,000.00	$1,042.50	$6.52
Hypothetical**	$1,000.00	$1,018.75	$6.44
Y Class
Actual	$1,000.00	$1,041.40	$6.52
Hypothetical**	$1,000.00	$1,018.75	$6.44
Investor Class
Actual	$1,000.00	$1,040.60	$7.85
Hypothetical**	$1,000.00	$1,017.45	$7.76

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.27%, 1.27%, and 1.53% for the R5, Y, and Investor Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

**	5% return before expenses.

American Beacon TwentyFour Strategic Income Fund

	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period 7/1/2023-12/31/2023*
R5 Class
Actual	$1,000.00	$1,083.20	$3.77
Hypothetical**	$1,000.00	$1,021.52	$3.66
Y Class
Actual	$1,000.00	$1,082.20	$4.19
Hypothetical**	$1,000.00	$1,021.12	$4.06
Investor Class
Actual	$1,000.00	$1,082.50	$5.71
Hypothetical**	$1,000.00	$1,019.66	$5.53
A Class
Actual	$1,000.00	$1,081.70	$5.23
Hypothetical**	$1,000.00	$1,020.11	$5.08
C Class
Actual	$1,000.00	$1,078.40	$9.35
Hypothetical**	$1,000.00	$1,016.14	$9.07

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.72%, 0.80%, 1.09%, 1.00%, and 1.79% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

**	5% return before expenses.

American Beacon TwentyFour Sustainable Short Term Bond Fund

	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period 7/1/2023-12/31/2023*
Y Class
Actual	$1,000.00	$1,051.60	$2.94
Hypothetical**	$1,000.00	$1,022.27	$2.90
A Class
Actual	$1,000.00	$1,050.60	$4.48
Hypothetical**	$1,000.00	$1,020.76	$4.42
C Class
Actual	$1,000.00	$1,047.90	$8.08
Hypothetical**	$1,000.00	$1,017.24	$7.96
R6 Class
Actual	$1,000.00	$1,021.20	$2.39
Hypothetical**	$1,000.00	$1,022.77	$2.39

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.57%, 0.87%, 1.57%, and 0.47% for the Y, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

**	5% return before expenses.

American Beacon SSI Alternative Income FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

	Shares	Fair Value

SECURITIES HELD LONG - 96.44%

CONVERTIBLE PREFERRED STOCKS - 4.31%

Financials - 0.56%

Financial Services - 0.56%
Apollo Global Management, Inc., 6.750%, Due 7/31/2026	10,692	$600,890

Industrials - 1.13%

Machinery - 1.13%
Chart Industries, Inc., Series B, 6.750%, Due 12/15/2025	21,569	1,219,943

Information Technology - 0.87%

Software - 0.87%
NCR Voyix Corp., Series A, 5.500%, PIK (In-kind rate 5.500%)A	767	933,945

Materials - 0.80%

Chemicals - 0.80%
Lyondellbasell Advanced Polymers, Inc., 6.000%A	1,026	866,970

Real Estate - 0.95%

Diversified REITs - 0.95%
New York Community Capital Trust V, 6.000%, Due 11/1/2051	24,471	1,022,591

Total Convertible Preferred Stocks (Cost $4,910,400)		4,644,339

PREFERRED STOCKS - 4.29%

Financials - 4.29%

Mortgage Real Estate Investment Trusts (REITs) – 4.29%
AGNC Investment Corp.,
Series E, 6.500%, (3 mo. USD LIBOR + 4.697%)A B	3,313	76,795
Series F, 6.125%, (3 mo. USD LIBOR + 4.993%)A B	25,036	544,783
Annaly Capital Management, Inc., Series I, 6.750%, (3 mo. USD LIBOR + 4.989%)A B	17,520	425,561
Arbor Realty Trust, Inc., Series F, 6.250%, (Secured Overnight Financing Rate + 5.440%)A B	39,240	737,712
Granite Point Mortgage Trust, Inc., Series A, 7.000%, (Secured Overnight Financing Rate + 5.830%)A B	29,489	516,057
MFA Financial, Inc., Series C, 6.500%, (3 mo. USD LIBOR + 5.345%)A B	39,518	837,782
New York Mortgage Trust, Inc.,
Series E, 7.875%, (3 mo. USD LIBOR + 6.429%)A B	1,078	25,128
Series F, 6.875%, (Secured Overnight Financing Rate + 6.130%)A B	23,244	445,123
Redwood Trust, Inc., 10.000%, (5 yr. CMT + 6.278%)A B	7,315	176,511
Rithm Capital Corp.,
Series B, 7.125%, (3 mo. USD LIBOR + 5.640%)A B	2,395	55,205
Series C, 6.375%, (3 mo. USD LIBOR + 4.969%)A B	36,984	777,774

		4,618,431

Total Financials		4,618,431

Total Preferred Stocks (Cost $5,368,368)		4,618,431

	Principal Amount

CONVERTIBLE OBLIGATIONS - 81.55%

Communications - 9.25%

Internet - 5.23%
Airbnb, Inc., Due 3/15/2026C D	$791,000	710,397
Perficient, Inc., 0.125%, Due 11/15/2026D	1,482,000	1,227,244
Q2 Holdings, Inc., 0.750%, Due 6/1/2026D	427,000	388,058
Snap, Inc., Due 5/1/2027C D	1,535,000	1,229,995
Upwork, Inc., 0.250%, Due 8/15/2026	326,000	276,481
Wayfair, Inc., 1.000%, Due 8/15/2026D	1,015,000	886,095

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

	Principal Amount	Fair Value

SECURITIES HELD LONG - 96.44% (continued)

CONVERTIBLE OBLIGATIONS - 81.55% (continued)

Communications - 9.25% (continued)

Internet - 5.23% (continued)
Ziff Davis, Inc., 1.750%, Due 11/1/2026D	$959,000	$906,255

		5,624,525

Media - 3.30%
Cable One, Inc., 1.125%, Due 3/15/2028D	1,432,000	1,084,740
Liberty Media Corp., 3.750%, Due 3/15/2028D E	1,505,000	1,796,217
Sphere Entertainment Co., 3.500%, Due 12/1/2028E	585,000	673,862

		3,554,819

Telecommunications - 0.72%
Viavi Solutions, Inc., 1.000%, Due 3/1/2024	795,000	777,112

Total Communications		9,956,456

Consumer, Cyclical - 8.15%

Airlines - 1.84%
American Airlines Group, Inc., 6.500%, Due 7/1/2025D	1,268,000	1,404,310
Spirit Airlines, Inc., 1.000%, Due 5/15/2026D	828,000	573,804

		1,978,114

Auto Manufacturers - 0.83%
Rivian Automotive, Inc., 4.625%, Due 3/15/2029E	641,000	899,964

Entertainment - 1.93%
Live Nation Entertainment, Inc., 3.125%, Due 1/15/2029D E	1,048,000	1,190,109
Marriott Vacations Worldwide Corp., 3.250%, Due 12/15/2027D	1,004,000	888,038

		2,078,147

Leisure Time - 1.93%
Liberty TripAdvisor Holdings, Inc., 0.500%, Due 6/30/2051D E F	2,388,000	2,074,694

Lodging - 0.42%
Marcus Corp., 5.000%, Due 9/15/2025D	309,000	454,848

Retail - 1.20%
Cheesecake Factory, Inc., 0.375%, Due 6/15/2026D	1,498,000	1,292,025

Total Consumer, Cyclical		8,777,792

Consumer, Non-Cyclical - 16.57%

Agriculture - 0.77%
Turning Point Brands, Inc., 2.500%, Due 7/15/2024	857,000	827,003

Biotechnology - 1.67%
Bridgebio Pharma, Inc., 2.250%, Due 2/1/2029D	725,000	614,002
Halozyme Therapeutics, Inc., 0.250%, Due 3/1/2027D	1,372,000	1,185,957

		1,799,959

Commercial Services - 3.20%
Affirm Holdings, Inc., Due 11/15/2026C	1,372,000	1,121,610
Block, Inc., 0.250%, Due 11/1/2027	736,000	604,440
Chegg, Inc., 0.125%, Due 3/15/2025D	1,283,000	1,181,001
Repay Holdings Corp., Due 2/1/2026C E	628,000	532,230

		3,439,281

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

	Principal Amount	Fair Value

SECURITIES HELD LONG - 96.44% (continued)

CONVERTIBLE OBLIGATIONS - 81.55% (continued)

Consumer, Non-Cyclical - 16.57% (continued)

Cosmetics/Personal Care - 1.05%
Beauty Health Co., 1.250%, Due 10/1/2026D E	$1,520,000	$1,131,488

Health Care - Products - 4.17%
CONMED Corp., 2.250%, Due 6/15/2027D	1,059,000	1,058,365
Enovis Corp., 3.875%, Due 10/15/2028E	761,000	911,297
Haemonetics Corp., Due 3/1/2026C D	1,377,000	1,225,530
Integer Holdings Corp., 2.125%, Due 2/15/2028D E	1,017,000	1,297,692

		4,492,884

Pharmaceuticals - 5.71%
Coherus Biosciences, Inc., 1.500%, Due 4/15/2026D	664,000	369,976
Collegium Pharmaceutical, Inc., 2.875%, Due 2/15/2029D E	1,422,000	1,493,100
Herbalife Ltd., 2.625%, Due 3/15/2024	1,303,000	1,285,410
Jazz Investments I Ltd., 1.500%, Due 8/15/2024D	1,147,000	1,113,737
Mirum Pharmaceuticals, Inc., 4.000%, Due 5/1/2029D E	977,000	1,187,055
Revance Therapeutics, Inc., 1.750%, Due 2/15/2027	920,000	698,625

		6,147,903

Total Consumer, Non-Cyclical		17,838,518

Diversified - 0.69%

Holding Companies - Diversified - 0.69%
RWT Holdings, Inc., 5.750%, Due 10/1/2025	794,000	741,894

Energy - 2.68%

Energy - Alternate Sources - 1.80%
NextEra Energy Partners LP, Due 6/15/2024C E	752,000	727,184
Sunnova Energy International, Inc.,
0.250%, Due 12/1/2026D	1,003,000	679,533
2.625%, Due 2/15/2028	819,000	538,083

		1,944,800

Oil & Gas - 0.88%
Helix Energy Solutions Group, Inc., 6.750%, Due 2/15/2026D	588,000	945,210

Total Energy		2,890,010

Financial - 20.51%

Diversified Financial Services - 6.35%
EZCORP, Inc.,
2.375%, Due 5/1/2025	594,000	551,291
3.750%, Due 12/15/2029E	463,000	467,399
LendingTree, Inc., 0.500%, Due 7/15/2025D	1,915,000	1,579,875
SoFi Technologies, Inc., Due 10/15/2026C D E	2,028,000	1,706,562
Upstart Holdings, Inc., 0.250%, Due 8/15/2026	1,893,000	1,384,351
WisdomTree, Inc., 5.750%, Due 8/15/2028D E	1,114,000	1,148,534

		6,838,012

Real Estate - 0.55%
Realogy Group LLC/Realogy Co-Issuer Corp., 0.250%, Due 6/15/2026	756,000	592,553

REITS - 13.61%
HAT Holdings I LLC/HAT Holdings II LLC, Due 5/1/2025C E	981,000	987,180
MFA Financial, Inc., 6.250%, Due 6/15/2024	3,295,000	3,278,520
Pebblebrook Hotel Trust, 1.750%, Due 12/15/2026D	1,585,000	1,411,601

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

	Principal Amount	Fair Value

SECURITIES HELD LONG - 96.44% (continued)

CONVERTIBLE OBLIGATIONS - 81.55% (continued)

Financial - 20.51% (continued)

REITS - 13.61% (continued)
PennyMac Corp.,
5.500%, Due 11/1/2024	$2,233,000	$2,171,592
5.500%, Due 3/15/2026	913,000	841,147
Redwood Trust, Inc., 5.625%, Due 7/15/2024	1,499,000	1,469,017
Summit Hotel Properties, Inc., 1.500%, Due 2/15/2026D	1,556,000	1,379,394
Two Harbors Investment Corp., 6.250%, Due 1/15/2026	1,936,000	1,781,120
Uniti Fiber Holdings, Inc., 4.000%, Due 6/15/2024E	1,340,000	1,326,864

		14,646,435

Total Financial		22,077,000

Industrial - 5.87%

Aerospace/Defense - 0.65%
Kaman Corp., 3.250%, Due 5/1/2024D	719,000	697,430

Electronics - 1.46%
Itron, Inc., Due 3/15/2026C	1,213,000	1,116,688
Mesa Laboratories, Inc., 1.375%, Due 8/15/2025D	497,000	456,296

		1,572,984

Metal Fabricate/Hardware - 0.37%
Xometry, Inc., 1.000%, Due 2/1/2027	428,000	402,105

Transportation - 2.12%
Air Transport Services Group, Inc., 3.875%, Due 8/15/2029E	1,403,000	1,245,162
CryoPort, Inc., 0.750%, Due 12/1/2026D E	1,298,000	1,031,910

		2,277,072

Trucking & Leasing - 1.27%
Greenbrier Cos., Inc.,
2.875%, Due 2/1/2024	249,000	246,510
2.875%, Due 4/15/2028D	1,143,000	1,121,283

		1,367,793

Total Industrial		6,317,384

Technology - 14.53%

Computers - 3.01%
Lumentum Holdings, Inc., 0.500%, Due 12/15/2026D	1,380,000	1,229,580
Mitek Systems, Inc., 0.750%, Due 2/1/2026D	923,000	856,083
Western Digital Corp., 3.000%, Due 11/15/2028E	949,000	1,160,627

		3,246,290

Software - 11.52%
8x8, Inc., 0.500%, Due 2/1/2024	1,207,000	1,188,803
Alteryx, Inc., 0.500%, Due 8/1/2024	495,000	480,459
Bentley Systems, Inc., 0.375%, Due 7/1/2027D	1,284,000	1,148,538
Bill Holdings, Inc., Due 12/1/2025C	520,000	489,060
Ceridian HCM Holding, Inc., 0.250%, Due 3/15/2026D	1,599,000	1,435,102
CSG Systems International, Inc., 3.875%, Due 9/15/2028E	414,000	415,822
Envestnet, Inc., 2.625%, Due 12/1/2027	1,520,000	1,499,100
Evolent Health, Inc., 3.500%, Due 12/1/2029E	840,000	979,440
i3 Verticals LLC, 1.000%, Due 2/15/2025D	1,044,000	968,962
Jamf Holding Corp., 0.125%, Due 9/1/2026D	1,452,000	1,237,830
MicroStrategy, Inc., Due 2/15/2027C	854,000	738,198
Splunk, Inc., 1.125%, Due 6/15/2027	728,000	705,068

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

	Principal Amount	Fair Value

SECURITIES HELD LONG - 96.44% (continued)

CONVERTIBLE OBLIGATIONS - 81.55% (continued)

Technology - 14.53% (continued)

Software - 11.52% (continued)
Verint Systems, Inc., 0.250%, Due 4/15/2026D	$1,269,000	$1,114,341

		12,400,723

Total Technology		15,647,013

Utilities - 3.30%

Electric - 3.30%
CenterPoint Energy, Inc., 4.250%, Due 8/15/2026E	415,000	416,868
Duke Energy Corp., 4.125%, Due 4/15/2026D E	974,000	976,435
NRG Energy, Inc., 2.750%, Due 6/1/2048D F	821,000	1,054,985
PG&E Corp., 4.250%, Due 12/1/2027E	1,053,000	1,103,544

		3,551,832

Total Utilities		3,551,832

Total Convertible Obligations (Cost $89,843,295)		87,797,899

FOREIGN CONVERTIBLE OBLIGATIONS - 1.00%

Basic Materials - 0.62%

Mining - 0.62%
Equinox Gold Corp., 4.750%, Due 10/15/2028E	637,000	670,060

Communications - 0.38%

Media - 0.38%
Liberty Latin America Ltd., 2.000%, Due 7/15/2024	426,000	408,960

Total Foreign Convertible Obligations (Cost $1,050,545)		1,079,020

	Shares

EXCHANGE-TRADED INSTRUMENTS - 0.52% (Cost $518,037)

Exchange-Traded Funds - 0.52%
ProShares Short 20+ Year Treasury	25,457	562,854

SHORT-TERM INVESTMENTS - 4.77% (Cost $5,130,590)

Investment Companies - 4.77%
American Beacon U.S. Government Money Market Select Fund, 5.25%G H	5,130,590	5,130,590

Total Securities Held Long (Cost $106,821,235)		103,833,133

SECURITIES SOLD SHORT - (19.79%)

COMMON STOCKS - (19.79%)

Communication Services - (2.75%)

Entertainment - (1.37%)
Live Nation Entertainment, Inc.I	(6,915)	(647,244)
Marcus Corp.	(25,462)	(371,236)
Sphere Entertainment Co.I	(13,376)	(454,249)

		(1,472,729)

Interactive Media & Services - (0.33%)
Snap, Inc., Class AI	(1,806)	(30,575)
TripAdvisor, Inc.I	(2,951)	(63,535)
Ziff Davis, Inc.I	(3,898)	(261,907)

		(356,017)

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

	Shares	Fair Value

SECURITIES SOLD SHORT - (19.79%) (continued)

COMMON STOCKS - (19.79%) (continued)

Communication Services - (2.75%) (continued)

Media - (1.05%)
Cable One, Inc.	(66)	$(36,735)
Liberty Media Corp.-Liberty SiriusXM, Class AI	(38,205)	(1,098,012)

		(1,134,747)

Total Communication Services		(2,963,493)

Consumer Discretionary - (1.05%)

Automobiles - (0.59%)
Rivian Automotive, Inc., Class AI	(27,050)	(634,593)

Hotels, Restaurants & Leisure - (0.31%)
Airbnb, Inc., Class AI	(563)	(76,647)
Cheesecake Factory, Inc.	(3,873)	(135,594)
Marriott Vacations Worldwide Corp.	(1,489)	(126,401)

		(338,642)

Specialty Retail - (0.15%)
Wayfair, Inc., Class AI	(2,587)	(159,618)

Total Consumer Discretionary		(1,132,853)

Consumer Staples - (0.01%)

Personal Products - (0.01%)
Beauty Health Co.I	(4,635)	(14,415)

Energy - (0.71%)

Energy Equipment & Services - (0.71%)
Helix Energy Solutions Group, Inc.I	(74,077)	(761,511)

Financials - (1.75%)

Banks - (0.21%)
New York Community Bancorp, Inc.	(21,347)	(218,380)

Capital Markets - (0.45%)
WisdomTree, Inc.	(69,996)	(485,072)

Consumer Finance - (0.58%)
EZCORP, Inc., Class AI	(31,085)	(271,683)
SoFi Technologies, Inc.I	(35,745)	(355,663)

		(627,346)

Financial Services - (0.51%)
Apollo Global Management, Inc.	(4,677)	(435,850)
Block, Inc.I	(455)	(35,194)
I3 Verticals, Inc., Class AI	(3,638)	(77,016)

		(548,060)

Total Financials		(1,878,858)

Health Care - (4.49%)

Biotechnology - (1.09%)
Bridgebio Pharma, Inc.I	(3,917)	(158,129)
Coherus Biosciences, Inc.I	(9,819)	(32,697)
Halozyme Therapeutics, Inc.I	(7,135)	(263,710)
Mirum Pharmaceuticals, Inc.I	(24,603)	(726,281)

		(1,180,817)

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

	Shares	Fair Value

SECURITIES SOLD SHORT - (19.79%) (continued)

COMMON STOCKS - (19.79%) (continued)

Health Care - (4.49%) (continued)

Health Care Equipment & Supplies - (1.93%)
CONMED Corp.	(4,237)	$(463,994)
Enovis Corp.I	(9,933)	(556,447)
Haemonetics Corp.I	(1,558)	(133,224)
Integer Holdings Corp.I	(9,298)	(921,246)

		(2,074,911)

Health Care Technology - (0.51%)
Evolent Health, Inc., Class AI	(16,794)	(554,706)

Life Sciences Tools & Services - (0.03%)
CryoPort, Inc.I	(1,101)	(17,055)
Mesa Laboratories, Inc.	(125)	(13,096)

		(30,151)

Pharmaceuticals - (0.93%)
Collegium Pharmaceutical, Inc.I	(29,150)	(897,237)
Jazz Pharmaceuticals PLCI	(113)	(13,899)
Revance Therapeutics, Inc.I	(9,936)	(87,337)

		(998,473)

Total Health Care		(4,839,058)

Industrials - (2.86%)

Air Freight & Logistics - (0.42%)
Air Transport Services Group, Inc.I	(25,694)	(452,471)

Machinery - (1.38%)
Chart Industries, Inc.I	(6,860)	(935,224)
Greenbrier Cos., Inc.	(12,344)	(545,358)

		(1,480,582)

Passenger Airlines - (0.60%)
American Airlines Group, Inc.I	(37,532)	(515,689)
Spirit Airlines, Inc.	(7,679)	(125,859)

		(641,548)

Professional Services - (0.35%)
Ceridian HCM Holding, Inc.I	(2,813)	(188,809)
CSG Systems International, Inc.	(3,496)	(186,022)
Upwork, Inc.I	(489)	(7,271)

		(382,102)

Trading Companies & Distributors - (0.11%)
Xometry, Inc., Class AI	(3,424)	(122,956)

Total Industrials		(3,079,659)

Information Technology - (3.11%)

Communications Equipment - (0.24%)
Lumentum Holdings, Inc.I	(4,857)	(254,604)

Electronic Equipment, Instruments & Components - (0.25%)
Itron, Inc.I	(3,570)	(269,570)

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

	Shares	Fair Value

SECURITIES SOLD SHORT - (19.79%) (continued)

COMMON STOCKS - (19.79%) (continued)

Information Technology - (3.11%) (continued)

IT Services - (0.10%)
Perficient, Inc.I	(1,660)	$(109,261)

Software - (1.87%)
Bentley Systems, Inc., Class B	(6,141)	(320,437)
Bill Holdings, Inc.I	(779)	(63,559)
Envestnet, Inc.I	(10,596)	(524,714)
Jamf Holding Corp.I	(6,010)	(108,541)
MicroStrategy, Inc., Class AI	(310)	(195,802)
Mitek Systems, Inc.I	(16,836)	(219,542)
NCR Voyix Corp.I	(25,232)	(426,673)
Q2 Holdings, Inc.I	(1,366)	(59,298)
Verint Systems, Inc.I	(3,746)	(101,254)

		(2,019,820)

Technology Hardware, Storage & Peripherals - (0.65%)
Western Digital Corp.I	(13,286)	(695,788)

Total Information Technology		(3,349,043)

Materials - (0.32%)

Metals & Mining - (0.32%)
Equinox Gold Corp.I	(70,792)	(346,173)

Real Estate - (0.76%)

Hotel & Resort REITs - (0.72%)
Pebblebrook Hotel Trust	(29,537)	(472,001)
Summit Hotel Properties, Inc.	(45,443)	(305,377)

		(777,378)

Real Estate Management & Development - (0.04%)
Anywhere Real Estate, Inc.I	(4,631)	(37,558)

Total Real Estate		(814,936)

Utilities - (1.98%)

Electric Utilities - (1.41%)
Duke Energy Corp.	(2,464)	(239,107)
NRG Energy, Inc.	(16,170)	(835,989)
PG&E Corp.	(24,383)	(439,625)

		(1,514,721)

Independent Power & Renewable Electricity Producers - (0.48%)
Sunnova Energy International, Inc.I	(33,867)	(516,472)

Multi-Utilities - (0.09%)
CenterPoint Energy, Inc.	(3,361)	(96,024)

Total Utilities		(2,127,217)

Total Common Stocks (Proceeds $(19,322,990))		(21,307,216)

Total Securities Sold Short (Proceeds $(19,322,990))		(21,307,216)

TOTAL INVESTMENTS IN SECURITIES (EXCLUDES SECURITIES SOLD SHORT) - 96.44% (Cost $106,821,235)		103,833,133
TOTAL SECURITIES SOLD SHORT - (19.79%) (Proceeds $(19,322,990))		(21,307,216)
OTHER ASSETS, NET OF LIABILITIES - 23.35%		25,139,878

NET ASSETS - 100.00%		$107,665,795

Percentages are stated as a percent of net assets.

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

A A type of Preferred Stock that has no maturity date.

B Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, SOFR, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on December 31, 2023.

C Zero coupon bond.

D This security or a piece thereof is held as segregated collateral. At period end, the value of these securities amounted to $50,144,216 or 46.57% of net assets.

E Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $27,551,299 or 25.59% of net assets. The Fund has no right to demand registration of these securities.

F Callable security.

G The Fund is affiliated by having the same investment advisor.

H 7-day yield.

I Non-income producing security.

CMT – Constant Maturity Treasury.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP – Limited Partnership.

PIK - Payment in Kind.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

SOFR - Secured Overnight Financing Rate.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2023, the investments were classified as described below:

SSI Alternative Income Fund	Level 1	Level 2	Level 3	Total
Assets
Convertible Preferred Stocks	$-	$4,644,339	$-	$4,644,339
Preferred Stocks	2,743,028	1,875,403	-	4,618,431
Convertible Obligations	-	87,797,899	-	87,797,899
Foreign Convertible Obligations	-	1,079,020	-	1,079,020
Exchange-Traded Instruments	562,854	-	-	562,854
Short-Term Investments	5,130,590	-	-	5,130,590

Total Investments in Securities - Assets	$8,436,472	$95,396,661	$-	$103,833,133

Liabilities
Common Stocks (Sold Short)	$(21,307,216)	$-	$-	$(21,307,216)

Total Investments in Securities - Liabilities	(21,307,216)	-	-	(21,307,216)

Total Investments in Securities	$(12,870,744)	$95,396,661	$-	$82,525,917

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended December 31, 2023, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

	Principal Amount*		Fair Value

CORPORATE OBLIGATIONS - 6.83%

Communications - 0.53%

Telecommunications - 0.53%
Consolidated Communications, Inc., 5.000%, Due 10/1/2028A		$185,000	$151,700
T-Mobile USA, Inc., 5.050%, Due 7/15/2033		640,000	646,184

			797,884

Total Communications			797,884

Consumer, Cyclical - 1.04%

Auto Manufacturers - 0.52%
General Motors Co., 5.600%, Due 10/15/2032		315,000	322,744
Stellantis NV, 4.250%, Due 6/16/2031B	EUR	400,000	457,776

			780,520

Auto Parts & Equipment - 0.52%
American Axle & Manufacturing, Inc., 5.000%, Due 10/1/2029		610,000	538,678
Titan International, Inc., 7.000%, Due 4/30/2028		245,000	245,123

			783,801

Total Consumer, Cyclical			1,564,321

Consumer, Non-Cyclical - 1.58%

Commercial Services - 0.40%
United Rentals North America, Inc., 6.000%, Due 12/15/2029A		590,000	599,067

Food - 0.29%
General Mills, Inc., 4.950%, Due 3/29/2033		430,000	436,093

Health Care - Services - 0.42%
HCA, Inc.,
3.500%, Due 9/1/2030		115,000	104,344
5.500%, Due 6/1/2033		520,000	529,020

			633,364

Pharmaceuticals - 0.47%
CVS Health Corp., 5.300%, Due 6/1/2033		330,000	339,254
Prestige Brands, Inc.,
5.125%, Due 1/15/2028A		280,000	271,916
3.750%, Due 4/1/2031A		100,000	87,629

			698,799

Total Consumer, Non-Cyclical			2,367,323

Energy - 1.78%

Pipelines - 1.78%
EnLink Midstream LLC, 5.625%, Due 1/15/2028A		424,000	419,332
Hess Midstream Operations LP, 5.500%, Due 10/15/2030A		340,000	329,053
Kinetik Holdings LP,
6.625%, Due 12/15/2028A		100,000	101,895
5.875%, Due 6/15/2030A		300,000	294,378
Plains All American Pipeline LP/PAA Finance Corp., 3.800%, Due 9/15/2030		330,000	304,112
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 6.000%, Due 3/1/2027A		300,000	293,364
Targa Resources Corp., 6.125%, Due 3/15/2033		280,000	295,436
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.875%, Due 2/1/2031		650,000	630,675

			2,668,245

Total Energy			2,668,245

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

	Principal Amount*		Fair Value

CORPORATE OBLIGATIONS - 6.83% (continued)

Financial - 0.38%

Diversified Financial Services - 0.38%
Burford Capital Global Finance LLC, 6.250%, Due 4/15/2028A		$210,000	$201,376
Encore Capital Group, Inc., 5.375%, Due 2/15/2026A	GBP	300,000	363,260

			564,636

Total Financial			564,636

Industrial - 0.66%

Aerospace/Defense - 0.49%
Howmet Aerospace, Inc.,		58,000	57,712
5.125%, Due 10/1/2024
5.900%, Due 2/1/2027		400,000	410,439
3.000%, Due 1/15/2029		300,000	273,813

			741,964

Packaging & Containers - 0.17%
Berry Global, Inc., 5.625%, Due 7/15/2027A		250,000	248,139

Total Industrial			990,103

Technology - 0.68%

Software - 0.68%
Fidelity National Information Services, Inc., 1.500%, Due 5/21/2027	EUR	350,000	365,440
MSCI, Inc.,
3.875%, Due 2/15/2031A		450,000	411,088
3.250%, Due 8/15/2033A		300,000	250,984

			1,027,512

Total Technology			1,027,512

Utilities - 0.18%

Water - 0.18%
Solaris Midstream Holdings LLC, 7.625%, Due 4/1/2026A		265,000	268,686

Total Corporate Obligations (Cost $10,125,297)			10,248,710

FOREIGN CORPORATE OBLIGATIONS - 43.39%

Basic Materials - 0.26%

Chemicals - 0.26%
Sociedad Quimica y Minera de Chile SA, 6.500%, Due 11/7/2033A		200,000	212,300
UPL Corp. Ltd., 5.250%, Due 2/27/2025, (5 yr. CMT + 3.865%)B C D		230,000	173,224

			385,524

Total Basic Materials			385,524

Communications - 1.64%

Advertising - 0.06%
Summer BC Holdco A SARL, 9.250%, Due 10/31/2027B	EUR	90,105	88,530

Telecommunications - 1.58%
Altice France SA, 5.500%, Due 1/15/2028A		200,000	164,716
America Movil SAB de CV, 5.000%, Due 10/27/2026	GBP	330,000	425,609
Network i2i Ltd., 3.975%, Due 3/3/2026, (5 yr. CMT + 3.390%)A C D		300,000	278,250
Orange SA, 3.625%, Due 11/16/2031B	EUR	400,000	460,680
Sable International Finance Ltd., 5.750%, Due 9/7/2027A		386,000	364,589
Telefonica Europe BV, 3.875%, Due 6/22/2026, (8 yr. EUR Swap + 2.967%)B C D	EUR	200,000	213,458
Telesat Canada/Telesat LLC, 6.500%, Due 10/15/2027A		716,000	334,695
Vodafone International Financing DAC, 3.250%, Due 3/2/2029B	EUR	120,000	134,080

			2,376,077

Total Communications			2,464,607

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 43.39% (continued)

Consumer, Cyclical - 1.92%

Airlines - 0.14%
International Consolidated Airlines Group SA, 3.750%, Due 3/25/2029B	EUR	200,000	$213,614

Auto Manufacturers - 0.64%
Jaguar Land Rover Automotive PLC, 4.500%, Due 7/15/2028A	EUR	300,000	322,905
Volkswagen International Finance NV, 4.625%, Due 6/27/2028, (10 yr. EUR Swap + 3.982%)B C D	EUR	600,000	641,034

			963,939

Auto Parts & Equipment - 0.20%
Nemak SAB de CV, 2.250%, Due 7/20/2028B	EUR	300,000	293,090

Entertainment - 0.16%
Pinewood Finance Co. Ltd., 3.250%, Due 9/30/2025B	GBP	200,000	247,140

Home Builders - 0.44%
Maison Finco PLC, 6.000%, Due 10/31/2027A	GBP	600,000	659,249

Leisure Time - 0.10%
Deuce Finco PLC, 5.500%, Due 6/15/2027B	GBP	130,000	154,155

Retail - 0.24%
Punch Finance PLC,
6.125%, Due 6/30/2026A	GBP	100,000	118,383
6.125%, Due 6/30/2026B	GBP	200,000	236,767

			355,150

Total Consumer, Cyclical			2,886,337

Consumer, Non-Cyclical - 1.35%

Commercial Services - 0.86%
AA Bond Co. Ltd., 6.500%, Due 1/31/2026A	GBP	470,000	569,131
La Financiere Atalian SASU,
4.000%, Due 5/15/2024B	EUR	100,000	87,243
5.125%, Due 5/15/2025B	EUR	100,000	80,809
RAC Bond Co. PLC, 5.250%, Due 11/4/2046A	GBP	500,000	557,123

			1,294,306

Food - 0.16%
Bellis Acquisition Co. PLC, 4.500%, Due 2/16/2026A	GBP	200,000	240,781

Pharmaceuticals - 0.21%
Cheplapharm Arzneimittel GmbH, 5.500%, Due 1/15/2028A		$325,000	307,531

Private Placement - 0.12%
GTCR W-2 Merger Sub LLC/GTCR W Dutch Finance Sub BV (SPAC), 8.500%, Due 1/15/2031A	GBP	130,000	178,961

Total Consumer, Non-Cyclical			2,021,579

Energy - 0.36%

Oil & Gas - 0.36%
Guara Norte SARL, 5.198%, Due 6/15/2034A		342,716	312,183
Petroleos Mexicanos,
6.625%, Due 6/15/2035		122,000	93,592
6.625%, Due 6/15/2038		200,000	140,866

			546,641

Total Energy			546,641

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 43.39% (continued)

Financial - 35.27%

Banks - 21.60%
Abanca Corp. Bancaria SA, 6.000%, Due 1/20/2026, (5 yr. EUR Swap + 6.570%)B C D	EUR	1,000,000	$1,044,337
AIB Group PLC, 6.250%, Due 6/23/2025, (5 yr. EUR Swap + 6.629%)B C D	EUR	1,000,000	1,093,169
Banco Bilbao Vizcaya Argentaria SA, 5.750%, Due 9/15/2033, (5 yr. EURIBOR ICE Swap + 2.800%)B D	EUR	1,000,000	1,159,882
Banco de Sabadell SA, 5.750%, Due 3/15/2026, (5 yr. EUR Swap + 6.198%)B C D	EUR	1,800,000	1,880,156
Banco Mercantil del Norte SA,
6.750%, Due 9/27/2024, (5 yr. CMT + 4.967%)B C D		$200,000	197,131
8.375%, Due 10/14/2030, (10 yr. CMT + 7.760%)B C D		300,000	294,885
Banco Santander SA,
4.375%, Due 1/14/2026, (5 yr. EUR Swap + 4.534%)B C D	EUR	1,000,000	1,015,303
4.750%, Due 11/12/2026, (5 yr. CMT + 3.753%)C D		800,000	674,130
4.125%, Due 11/12/2027, (5 yr. EUR Swap + 4.311%)C D	EUR	400,000	377,992
Bank of Ireland Group PLC, 6.750%, Due 3/1/2033, (5 yr. EUR Swap + 4.150%)B D	EUR	240,000	285,973
Barclays PLC,
5.875%, Due 9/15/2024, (5 yr. GBP SONIA Linked ICE Swap + 5.187%)B C D	GBP	201,000	246,597
6.375%, Due 12/15/2025, (5 yr. U.K. Government Bond + 6.016%)B C D	GBP	1,240,000	1,500,299
4.375%, Due 3/15/2028, (5 yr. CMT + 3.410%)C D		530,000	411,979
BAWAG Group AG,
5.000%, Due 5/14/2025, (5 yr. EUR Swap + 4.415%)B C D	EUR	400,000	383,614
5.125%, Due 10/1/2025, (5 yr. EUR Swap + 5.546%)B C D	EUR	1,000,000	901,927
BBVA Bancomer SA,
5.125%, Due 1/18/2033, (5 yr. CMT + 2.650%)B D		200,000	181,184
5.875%, Due 9/13/2034, (5 yr. CMT + 4.308%)B D		400,000	376,138
BNP Paribas SA,
7.750%, Due 8/16/2029, (5 yr. CMT + 4.899%)B C D		1,000,000	1,020,786
6.875%, Due 12/6/2029, (5 yr. EUR Swap + 4.645%)B C D	EUR	800,000	914,035
2.588%, Due 8/12/2035, (5 yr. CMT + 2.050%)B D		800,000	657,730
CaixaBank SA,
6.750%, Due 6/13/2024, (5 yr. EUR Swap + 6.498%)B C D	EUR	400,000	441,099
5.875%, Due 10/9/2027, (5 yr. EUR Swap + 6.346%)B C D	EUR	600,000	640,843
6.250%, Due 2/23/2033, (5 yr. EUR Swap + 3.550%)B D	EUR	300,000	349,307
Commerzbank AG, 6.500%, Due 12/6/2032, (5 yr. EURIBOR ICE Swap + 4.300%)B D	EUR	500,000	580,831
Credit Agricole SA, 7.500%, Due 6/23/2026, (5 yr. GBP SONIA Linked ICE Swap + 4.812%)A C D	GBP	800,000	1,010,716
Deutsche Pfandbriefbank AG,
4.600%, Due 2/22/2027B	EUR	400,000	322,839
8.474%, Due 4/28/2028, Series 3529, (5 yr. EURIBOR ICE Swap + 5.383%)B C D	EUR	400,000	262,740
HSBC Holdings PLC,
5.875%, Due 9/28/2026, (5 yr. GBP Swap + 4.276%)C D	GBP	1,319,000	1,592,997
6.364%, Due 11/16/2032, (5 yr. EUR Swap + 3.300%)B D	EUR	500,000	593,406
ING Groep NV, 3.875%, Due 5/16/2027, (5 yr. CMT + 2.862%)C D		1,300,000	1,052,380
Intesa Sanpaolo SpA,
5.875%, Due 9/1/2031, (5 yr. EUR Swap + 6.086%)B C D	EUR	1,100,000	1,092,911
8.505%, Due 9/20/2032B	GBP	591,000	817,757
Investec PLC,
6.750%, Due 12/5/2024, (5 yr. U.K. Government Bond + 5.749%)B C D	GBP	299,000	347,967
9.125%, Due 3/6/2033, (5 Yr. U.K. Government Bond + 5.905%)B D	GBP	500,000	668,008
Lloyds Banking Group PLC,
8.500%, Due 3/27/2028, (5 yr. U.K. Government Bond + 5.143%)C D	GBP	1,000,000	1,284,210
2.707%, Due 12/3/2035, (5 yr. U.K. Government Bond + 2.400%)B D	GBP	800,000	820,414
NatWest Group PLC, 4.500%, Due 3/31/2028, (5 yr. U.K. Government Bond + 3.992%)C D	GBP	1,300,000	1,383,633
Paragon Banking Group PLC, 4.375%, Due 9/25/2031, (5 yr. U.K. Government Bond + 3.956%)B D	GBP	500,000	542,058
Societe Generale SA,
9.375%, Due 11/22/2027, (5 yr. CMT + 5.385%)B C D		600,000	627,694
5.375%, Due 11/18/2030, (5 yr. CMT + 4.514%)A C D		530,000	433,483
Svenska Handelsbanken AB, 4.625%, Due 8/23/2032, (5 yr. U.K. Government Bond + 2.800%)B D	GBP	600,000	733,349
Unicaja Banco SA, 3.125%, Due 7/19/2032, (5 yr. EUR Swap + 3.050%)B D	EUR	700,000	683,038
UniCredit SpA, 3.875%, Due 6/3/2027, (5 yr. EURIBOR ICE Swap + 4.081%)B C D	EUR	1,000,000	941,446
Virgin Money U.K. PLC, 8.250%, Due 6/17/2027, (5 yr. U.K. Government Bond + 6.357%)B C D	GBP	502,000	588,684

			32,429,057

Diversified Financial Services - 2.61%
Bracken MidCo1 PLC, 6.750%, Due 11/1/2027, Cash (6.750%) or PIK (in-kind rate 7.500%)A	GBP	500,000	573,911
Garfunkelux Holdco 3 SA, 6.750%, Due 11/1/2025B	EUR	160,000	139,370
Jerrold Finco PLC,
4.875%, Due 1/15/2026A	GBP	250,000	306,394
4.875%, Due 1/15/2026B	GBP	120,000	147,069

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 43.39% (continued)

Financial - 35.27% (continued)

Diversified Financial Services - 2.61% (continued)
5.250%, Due 1/15/2027B	GBP	130,000	$153,898
Julius Baer Group Ltd.,
3.625%, Due 3/23/2028, (5 yr. CMT + 2.539%)B C D		$1,140,000	815,670
4.750%, Due 12/31/2099, (5 yr. CMT + 2.844%)B C D		200,000	186,000
OSB Group PLC, 6.000%, Due 10/7/2026, (5 yr. U.K. Government Bond + 5.393%)B C D	GBP	1,049,000	1,001,654
Sherwood Financing PLC, 6.000%, Due 11/15/2026A	GBP	500,000	567,485
Unifin Financiera SAB de CV,
8.375%, Due 1/27/2028A E		200,000	7,000
9.875%, Due 1/28/2029A E		700,000	23,625

			3,922,076

Insurance - 7.77%
ASR Nederland NV, 4.625%, Due 10/19/2027, (5 yr. EUR Swap + 3.789%)B C D	EUR	750,000	736,887
Athora Netherlands NV, 7.000%, Due 6/19/2025, (5 yr. EUR Swap + 6.463%)B C D	EUR	900,000	968,756
Direct Line Insurance Group PLC, 4.750%, Due 12/7/2027, (5 yr. GBP SONIA Linked ICE Swap + 3.394%)B C D	GBP	1,160,000	1,151,000
Galaxy Bidco Ltd., 6.500%, Due 7/31/2026B	GBP	240,000	295,209
La Mondiale SAM, 4.375%, Due 4/24/2029, (5 yr. EUR Swap + 4.411%)B C D	EUR	700,000	694,880
Legal & General Group PLC, 5.625%, Due 3/24/2031, (5 yr. U.K. Government Bond + 5.378%)B C D	GBP	800,000	862,461
Mutuelle Assurance Des Commercants et Industriels de France et Des Cadres et Sal, 3.500%, Due 12/31/2099, (5 yr. EUR Swap + 3.592%)B C D	EUR	600,000	490,598
Pension Insurance Corp. PLC,
7.375%, Due 7/25/2029, (5 yr. U.K. Government Bond + 6.658%)C D	GBP	364,000	433,814
4.625%, Due 5/7/2031B	GBP	750,000	846,886
Phoenix Group Holdings PLC, 5.750%, Due 4/26/2028, (5 yr. U.K. Government Bond + 4.170%)B C D	GBP	1,700,000	1,833,743
QBE Insurance Group Ltd., 5.250%, Due 5/16/2025, (5 yr. CMT + 3.047%)B C D		1,000,000	952,168
Real Finance Bonds No. 6 PLC, 10.125%, Due 5/25/2033, (5 yr. U.K. Government Bond + 6.344%)B C D	GBP	700,000	945,790
Rothesay Life PLC, 6.875%, Due 9/12/2028, (5 yr. U.K. Government Bond + 5.419%)B C D	GBP	300,000	344,098
UnipolSai Assicurazioni SpA, 6.375%, Due 4/27/2030, (5 yr. EUR Swap + 6.744%)B C D	EUR	1,040,000	1,110,221

			11,666,511

Real Estate - 0.17%
Heimstaden AB, 4.250%, Due 3/9/2026B	EUR	500,000	257,248

Savings & Loans - 3.12%
Coventry Building Society, 6.875%, Due 9/18/2024, (5 yr. U.K. Government Bond + 6.111%)B C D	GBP	1,600,000	1,998,774
Nationwide Building Society, 10.250%, Due 12/31/2049, Series CCDSB C F	GBP	1,636,700	2,680,792

			4,679,566

Total Financial			52,954,458

Industrial - 0.98%

Aerospace/Defense - 0.08%
Rolls-Royce PLC, 3.375%, Due 6/18/2026	GBP	100,000	120,908

Machinery - Construction & Mining - 0.22%
Siemens Energy Finance BV, 4.000%, Due 4/5/2026B	EUR	300,000	326,424

Transportation - 0.68%
Mobico Group PLC, 4.250%, Due 11/26/2025, (5 yr. U.K. Government Bond + 4.135%)B C D	GBP	455,000	509,300
Zenith Finco PLC, 6.500%, Due 6/30/2027A	GBP	500,000	514,003

			1,023,303

Total Industrial			1,470,635

Utilities - 1.61%

Electric - 1.43%
ContourGlobal Power Holdings SA, 3.125%, Due 1/1/2028A	EUR	200,000	194,063
ESB Finance DAC, 2.125%, Due 11/5/2033B	EUR	500,000	500,724
National Grid Electricity Distribution West Midlands PLC, 3.875%, Due 10/17/2024B	GBP	700,000	880,003
NGG Finance PLC, 5.625%, Due 6/18/2073, (12 yr. GBP Swap + 3.480%)B D	GBP	100,000	125,463
SSE PLC, 8.375%, Due 11/20/2028, Series 3B	GBP	300,000	447,908

			2,148,161

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 43.39% (continued)

Utilities - 1.61% (continued)

Water - 0.18%
Severn Trent Utilities Finance PLC, 6.250%, Due 6/7/2029B	GBP	200,000	$272,809

Total Utilities			2,420,970

Total Foreign Corporate Obligations (Cost $71,784,833)			65,150,751

ASSET-BACKED OBLIGATIONS - 11.24%
Armada Euro CLO IV DAC, 13.065%, Due 7/15/2033, 4X F, (3 mo. EUR EURIBOR + 9.100%)B D	EUR	700,000	725,422
Carlyle Euro CLO DAC, 9.165%, Due 8/28/2031, 2018 2A D, (3 mo. EUR EURIBOR + 5.230%)A D	EUR	500,000	469,039
Carlyle Global Market Strategies Euro CLO DAC, 8.764%, Due 5/17/2031, 2016 1A DR, (3 mo. EUR EURIBOR + 4.770%)A D	EUR	500,000	488,658
CVC Cordatus Loan Fund X DAC, 9.991%, Due 1/27/2031, 10A F, (3 mo. EUR EURIBOR + 6.050%)A D	EUR	1,000,000	928,181
Dryden 56 Euro CLO DAC, 10.415%, Due 1/15/2032, 2017 56A F, (3 mo. EUR EURIBOR + 6.450%)A D	EUR	1,100,000	1,045,096
Dryden 62 Euro CLO DAC, 8.815%, Due 7/15/2031, 2017 62X E, (3 mo. EUR EURIBOR + 4.850%)B D	EUR	1,000,000	1,012,755
Harvest CLO XVI DAC, 9.535%, Due 10/15/2031, 16A ER, (3 mo. EUR EURIBOR + 5.570%)A D	EUR	1,550,000	1,592,266
Penta CLO 9 DAC,
9.996%, Due 7/25/2036, 2021 9A E, (3 mo. EUR EURIBOR + 6.040%)A D	EUR	1,000,000	1,026,314
12.696%, Due 7/25/2036, 2021 9A F, (3 mo. EUR EURIBOR + 8.740%)A D	EUR	1,000,000	1,023,913
Providus CLO II DAC, 9.215%, Due 7/15/2031, 2X E, (3 mo. EUR EURIBOR + 5.250%)B D	EUR	545,000	576,936
Rockfield Park CLO DAC, 9.915%, Due 7/16/2034, 1A D, (3 mo. EUR EURIBOR + 5.950%)A D	EUR	1,500,000	1,558,722
RRE 5 Loan Management DAC, 10.315%, Due 1/15/2037, 5A DR, (3 mo. EUR EURIBOR + 6.350%)A D	EUR	1,000,000	1,052,480
Segovia European CLO DAC, 9.105%, Due 10/18/2031, 2018 5A E, (3 mo. EUR EURIBOR + 5.130%)A D	EUR	1,190,000	1,222,886
Voya Euro CLO I DAC, 10.375%, Due 10/15/2030, 1X F, (3 mo. EUR EURIBOR + 6.410%)B D	EUR	1,100,000	1,068,613
Voya Euro CLO III DAC, 11.865%, Due 4/15/2033, 3X F, (3 mo. EUR EURIBOR + 7.900%)B D	EUR	1,300,000	1,274,661
Voya Euro CLO IV DAC, 10.125%, Due 10/15/2034, 4A ER, (3 mo. EUR EURIBOR + 6.160%)A D	EUR	1,750,000	1,813,438

Total Asset-Backed Obligations (Cost $19,277,861)			16,879,380

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.35% (Cost $1,953,116)
Towd Point Mortgage Funding PLC, 6.621%, Due 10/20/2051, 2019 GR4A ER, (Sterling Overnight Index Average + 1.400%)A D	GBP	1,600,000	2,025,146

U.S. TREASURY OBLIGATIONS - 17.13%
U.S. Treasury Notes,
2.875%, Due 5/15/2032		$1,360,000	1,262,569
4.125%, Due 11/15/2032		6,632,500	6,754,528
3.500%, Due 2/15/2033		13,015,000	12,645,903
3.375%, Due 5/15/2033		2,860,000	2,750,515
4.500%, Due 11/15/2033		2,200,000	2,314,469

Total U.S. Treasury Obligations (Cost $25,924,855)			25,727,984

	Shares

SHORT-TERM INVESTMENTS - 16.15%

U.S. Treasury Obligations - 11.73%
U.S. Treasury Bills, 4.154%, Due 6/6/2024		18,000,000	17,606,100

Investment Companies - 4.42%
American Beacon U.S. Government Money Market Select Fund, 5.25%G H		6,632,125	6,632,125

Total Short-Term Investments (Cost $24,230,894)			24,238,225

TOTAL INVESTMENTS - 96.09% (Cost $153,296,856)			144,270,196
OTHER ASSETS, NET OF LIABILITIES - 3.91%			5,869,490

TOTAL NET ASSETS - 100.00%			$150,139,686

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $26,789,483 or 17.84% of net assets. The Fund has no right to demand registration of these securities.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

B Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

C Perpetual maturity. The date shown, if any, is the next call date.

D Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, SOFR, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on December 31, 2023.

E Default Security. At period end, the amount of securities in default was $30,625 or 0.02% of net assets.

F Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

G The Fund is affiliated by having the same investment advisor.

H 7-day yield.

CLO - Collateralized Loan Obligation.

CMT - Constant Maturity Treasury.

DAC - Designated Activity Company.

EURIBOR - Euro Interbank Offered Rate.

ICE - Intercontinental Exchange.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PIK - Payment in Kind.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

SOFR - Secured Overnight Financing Rate.

SONIA - Sterling Overnight Index Average.

SPAC - Special Purpose Acquisition Company.

Forward Foreign Currency Contracts Open on December 31, 2023:
Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	39,990,037	EUR	40,488,668	1/10/2024	SSB	$-	$(498,631)	$(498,631)
USD	31,357,368	GBP	31,599,093	1/10/2024	SSB	-	(241,725)	(241,725)
USD	1,413,158	GBP	1,413,227	1/10/2024	SSB	-	(69)	(69)
USD	999,545	GBP	1,003,200	1/10/2024	SSB	-	(3,655)	(3,655)
USD	775,876	GBP	779,160	1/10/2024	SSB	-	(3,284)	(3,284)
USD	379,479	EUR	383,540	1/10/2024	SSB	-	(4,061)	(4,061)
USD	336,219	EUR	338,811	1/10/2024	SSB	-	(2,592)	(2,592)
USD	295,687	GBP	297,839	1/10/2024	SSB	-	(2,152)	(2,152)
USD	233,363	EUR	236,099	1/10/2024	SSB	-	(2,736)	(2,736)
USD	211,298	EUR	216,285	1/10/2024	SSB	-	(4,987)	(4,987)
USD	185,700	GBP	188,116	1/10/2024	SSB	-	(2,416)	(2,416)
USD	165,251	GBP	167,409	1/10/2024	SSB	-	(2,158)	(2,158)

						$-	$(768,466)	$(768,466)

*	All values denominated in USD.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

Glossary:

Counterparty Abbreviations:
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
EUR	Euro
GBP	British Pound
USD	United States Dollar

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2023, the investments were classified as described below:

TwentyFour Strategic Income Fund	Level 1	Level 2	Level 3	Total
Assets
Corporate Obligations	$-	$10,248,710	$-	$10,248,710
Foreign Corporate Obligations	-	65,150,751	-	65,150,751
Asset-Backed Obligations	-	16,879,380	-	16,879,380
Collateralized Mortgage Obligations	-	2,025,146	-	2,025,146
U.S. Treasury Obligations	-	25,727,984	-	25,727,984
Short-Term Investments	6,632,125	17,606,100	-	24,238,225

Total Investments in Securities - Assets	$6,632,125	$137,638,071	-	$144,270,196

Financial Derivative Instruments - Liabilities
Forward Foreign Currency Contracts	$-	$(768,466)	$-	$(768,466)

Total Financial Derivative Instruments - Liabilities	$-	$(768,466)	$-	$(768,466)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended December 31, 2023, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

	Principal Amount*		Fair Value

CORPORATE OBLIGATIONS - 13.37%

Communications - 4.57%

Media - 1.44%
Discovery Communications LLC, 2.500%, Due 9/20/2024	GBP	100,000	$124,605

Telecommunications - 3.13%
T-Mobile USA, Inc., 3.500%, Due 4/15/2025		$148,000	144,895
Verizon Communications, Inc., 4.073%, Due 6/18/2024	GBP	100,000	126,442

			271,337

Total Communications			395,942

Consumer, Non-Cyclical - 4.09%

Commercial Services - 1.80%
Experian Finance PLC, 2.125%, Due 9/27/2024A	GBP	125,000	155,614

Health Care - Services - 1.60%
HCA, Inc., 5.250%, Due 6/15/2026		138,000	138,521

Pharmaceuticals - 0.69%
Becton Dickinson & Co., 3.363%, Due 6/6/2024		60,000	59,423

Total Consumer, Non-Cyclical			353,558

Financial - 2.87%

Banks - 1.41%
Bank of America Corp., 2.300%, Due 7/25/2025A	GBP	100,000	122,244

REITS - 1.46%
Digital Stout Holding LLC, 4.250%, Due 1/17/2025A	GBP	100,000	125,997

Total Financial			248,241

Technology - 1.84%

Software - 1.84%
Fiserv, Inc., 2.250%, Due 7/1/2025	GBP	130,000	159,094

Total Corporate Obligations (Cost $1,180,757)			1,156,835

FOREIGN CORPORATE OBLIGATIONS - 61.95%

Communications - 5.37%

Media - 1.59%
Arqiva Financing PLC, 7.210%, Due 6/30/2045A	GBP	100,000	137,944

Telecommunications - 3.78%
Orange SA, 5.000%, Due 10/1/2026, (5 yr. EUR Swap + 3.990%)A B C	EUR	100,000	112,595
Telefonica Europe BV, 4.375%, Due 12/14/2024, (6 yr. EUR Swap + 4.107%)A B C	EUR	100,000	109,479
Vodafone Group PLC, 2.625%, Due 8/27/2080, (5 yr. EUR Swap + 3.002%)A B	EUR	100,000	104,841

			326,915

Total Communications			464,859

Consumer, Cyclical - 1.98%

Distribution/Wholesale - 1.98%
Bunzl Finance PLC, 2.250%, Due 6/11/2025A	GBP	140,000	171,609

Consumer, Non-Cyclical - 2.14%

Food - 2.14%
Tesco Corporate Treasury Services PLC, 2.500%, Due 5/2/2025A	GBP	150,000	184,794

See accompanying notes

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 61.95% (continued)

Financial - 36.66%

Banks - 14.16%
Banco Santander SA, 1.375%, Due 7/31/2024A	GBP	100,000	$124,242
Barclays PLC, 3.750%, Due 11/22/2030, (5 yr. U.K. Government Bond + 3.750%)A B	GBP	100,000	121,167
BNP Paribas SA, 2.000%, Due 5/24/2031, (5 yr. U.K. Government Bond + 1.650%)A B	GBP	100,000	115,522
BPCE SA, 1.375%, Due 12/23/2026A	GBP	100,000	116,353
HSBC Holdings PLC, 1.750%, Due 7/24/2027, (Sterling Overnight Index Average + 1.307%)B	GBP	100,000	117,036
ING Groep NV, 5.000%, Due 8/30/2026, (Sterling Overnight Index Average + 1.510%)A B	GBP	100,000	127,142
Lloyds Banking Group PLC, 1.985%, Due 12/15/2031, (5 yr. U.K. Government Bond + 1.600%)B	GBP	120,000	137,202
NatWest Group PLC, 3.622%, Due 8/14/2030, (5 yr. U.K. Government Bond + 3.550%)A B	GBP	100,000	121,885
Santander U.K. Group Holdings PLC, 3.625%, Due 1/14/2026A	GBP	100,000	123,291
Virgin Money U.K. PLC, 5.125%, Due 12/11/2030, (5 yr. U.K. Government Bond + 5.250%)A B	GBP	100,000	122,160

			1,226,000

Insurance - 16.74%
Allianz SE, 3.375%, Due 9/18/2024, (10 yr. EURIBOR ICE Swap + 3.200%)A B C	EUR	100,000	109,126
Aviva PLC, 6.125%, Due 11/14/2036, (5 yr. U.K. Government Bond + 2.850%)A B	GBP	100,000	130,288
AXA SA, 5.453%, Due 3/4/2026, (12 yr. GBP SONIA Linked ICE Swap + 4.000%)A B C	GBP	150,000	188,689
BUPA Finance PLC, 5.000%, Due 12/8/2026A	GBP	100,000	125,186
Caisse Nationale de Reassurance Mutuelle Agricole Groupama, 6.375%, Due 5/28/2024, (3 mo. EUR EURIBOR + 5.770%)A B C	EUR	100,000	110,585
CNP Assurances SACA, 4.250%, Due 6/5/2045, (5 yr. EUR Swap + 3.600%)A B	EUR	100,000	109,843
Legal & General Group PLC, 5.375%, Due 10/27/2045, (5 yr. U.K. Government Bond + 4.580%)A B	GBP	100,000	126,611
M&G PLC, 3.875%, Due 7/20/2049, (5 yr. U.K. Government Bond + 3.500%)A B	GBP	135,000	169,381
Phoenix Group Holdings PLC, 6.625%, Due 12/18/2025A	GBP	100,000	130,078
Rothesay Life PLC, 8.000%, Due 10/30/2025A	GBP	190,000	249,347

			1,449,134

Real Estate - 1.37%
Telereal Securitisation PLC, 1.963%, Due 12/10/2033, Series B2, (Sterling Overnight Index Average + 4.440%)A B	GBP	100,000	118,476

Savings & Loans - 4.39%
Nationwide Building Society, 5.875%, Due 12/20/2024, (5 yr. U.K. Government Bond + 5.390%)A B C	GBP	200,000	249,939
Yorkshire Building Society, 6.375%, Due 11/15/2028, (1 yr. U.K. Government Bond + 2.650%)A B	GBP	100,000	129,925

			379,864

Total Financial			3,173,474

Industrial - 4.22%

Miscellaneous Manufacturing - 1.41%
Siemens Financieringsmaatschappij NV, 1.000%, Due 2/20/2025A	GBP	100,000	122,160

Transportation - 2.81%
Eversholt Funding PLC, 6.359%, Due 12/2/2025A	GBP	100,000	130,733
Mobico Group PLC, 4.250%, Due 11/26/2025, (5 yr. U.K. Government Bond + 4.135%)A B C	GBP	100,000	111,934

			242,667

Total Industrial			364,827

Technology - 1.31%

Software - 1.31%
Sage Group PLC, 3.820%, Due 2/15/2028A	EUR	100,000	113,504

Utilities - 10.27%

Electric - 7.38%
Engie SA, 3.875%, Due 6/2/2024, Series NC10, (10 yr. EUR Swap + 2.650%)A B C	EUR	100,000	109,856
National Grid Electricity Distribution West Midlands PLC, 6.000%, Due 5/9/2025A	GBP	100,000	128,068
NGG Finance PLC, 5.625%, Due 6/18/2073, (12 yr. GBP Swap + 3.480%)A B	GBP	100,000	125,463
NIE Finance PLC, 6.375%, Due 6/2/2026A	GBP	100,000	131,878
SSE PLC, 3.740%, Due 1/14/2026, (5 yr. U.K. Government Bond + 3.756%)A B C	GBP	120,000	143,612

			638,877

See accompanying notes

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 61.95% (continued)

Utilities - 10.27% (continued)

Gas - 1.45%
APA Infrastructure Ltd., 4.250%, Due 11/26/2024A	GBP	100,000	$125,773

Water - 1.44%
Severn Trent Utilities Finance PLC, 3.625%, Due 1/16/2026A	GBP	100,000	124,635

Total Utilities			889,285

Total Foreign Corporate Obligations (Cost $5,454,030)			5,362,352

FOREIGN SOVEREIGN OBLIGATIONS - 4.38% (Cost $357,017)
U.K. Gilts, 3.500%, Due 10/22/2025A	GBP	300,000	379,192

COLLATERALIZED MORTGAGE OBLIGATIONS - 7.44%
Castell PLC, 6.047% - 6.038%, Due 11/25/2053, 2021 1 A, (Sterling Overnight Index Average + 0.850%)A B	GBP	42,111	53,574
Together Asset-Backed Securitisation PLC, 5.917%, Due 7/12/2063, 2021 1ST1 A, (Sterling Overnight Index Average + 0.700%)A B	GBP	73,294	92,857
Tower Bridge Funding PLC,
7.020%, Due 11/20/2063, 2021 2 D, (Sterling Overnight Index Average + 1.800%)A B	GBP	169,000	209,871
7.370%, Due 7/21/2064, 2021 1 D, (Sterling Overnight Index Average + 2.150%)A B	GBP	100,000	126,993
Twin Bridges PLC, 7.320% - 7.293%, Due 3/12/2055, 2021 1 D, (Sterling Overnight Index Average + 2.100%)A B	GBP	130,000	161,078

Total Collateralized Mortgage Obligations (Cost $699,033)			644,373

U.S. TREASURY OBLIGATIONS - 4.85%
U.S. Treasury Notes,
4.750%, Due 7/31/2025		$170,000	170,797
4.000%, Due 12/15/2025		250,000	248,721

Total U.S. Treasury Obligations (Cost $416,912)			419,518

TOTAL INVESTMENTS - 91.99% (Cost $8,107,749)			7,962,270
OTHER ASSETS, NET OF LIABILITIES - 8.01%			693,617

TOTAL NET ASSETS - 100.00%			$8,655,887

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

B Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, SOFR, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on December 31, 2023.

C Perpetual maturity. The date shown, if any, is the next call date.

EURIBOR - Euro Interbank Offered Rate.

GILT - Bank of England Bonds.

ICE - Intercontinental Exchange.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

REIT - Real Estate Investment Trust.

SOFR - Secured Overnight Financing Rate.

SONIA - Sterling Overnight Index Average.

See accompanying notes

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Schedule of Investments

December 31, 2023 (Unaudited)

Forward Foreign Currency Contracts Open on December 31, 2023:
Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	6,414,188	GBP	6,436,753	1/17/2024	SSB	$-	$(22,565)	$(22,565)
USD	903,167	EUR	911,385	1/17/2024	SSB	-	(8,218)	(8,218)

						$—	$(30,783)	$(30,783)

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
EUR	Euro
GBP	British Pound
USD	United States Dollar

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2023, the investments were classified as described below:

TwentyFour Sustainable Short Term Bond Fund	Level 1	Level 2	Level 3	Total
Assets
Corporate Obligations	$-	$1,156,835	$-	$1,156,835
Foreign Corporate Obligations	-	5,362,352	-	5,362,352
Foreign Sovereign Obligations	-	379,192	-	379,192
Collateralized Mortgage Obligations	-	644,373	-	644,373
U.S. Treasury Obligations	-	419,518	-	419,518

Total Investments in Securities - Assets	$-	$7,962,270	$-	$7,962,270

Financial Derivative Instruments - Liabilities
Forward Foreign Currency Contracts	$-	$(30,783)	$-	$(30,783)

Total Financial Derivative Instruments - Liabilities	$-	$(30,783)	$-	$(30,783)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended December 31, 2023, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2023 (Unaudited)

	SSI Alternative Income Fund	TwentyFour Strategic Income Fund	TwentyFour Sustainable Short Term Bond Fund
Assets:
Investments in unaffiliated securities, at fair value†	$98,702,543	$137,638,071	$7,962,270
Investments in affiliated securities, at fair value‡	5,130,590	6,632,125	-
Foreign currency, at fair value^	–	697,599	59,848
Cash	–	-	348,594
Cash with brokers	22,838,653	115	-
Dividends and interest receivable	577,706	1,762,155	113,071
Receivable for investments sold	117,550	-	-
Receivable for fund shares sold	1,801,314	4,475,991	275,095
Receivable for tax reclaims	–	1,791	-
Receivable for expense reimbursement (Note 2)	21,599	24,195	20,901
Prepaid expenses	116,911	46,776	15,692

Total assets	129,306,866	151,278,818	8,795,471

Liabilities:
Payable for investments purchased	15,615	-	-
Payable for fund shares redeemed	121,492	166,121	47,424
Securities sold short, at fair value±	21,307,216	-	-
Dividends payable	–	17,275	488
Dividends and interest expense payable	2,518	-	-
Management and sub-advisory fees payable (Note 2)	76,327	72,874	3,793
Service fees payable (Note 2)	689	10,784	561
Transfer agent fees payable (Note 2)	34,590	9,481	1,529
Custody and fund accounting fees payable	17,602	26,664	14,366
Professional fees payable	45,394	45,507	37,671
Trustee fees payable (Note 2)	459	402	50
Payable for prospectus and shareholder reports	9,574	17,802	1,900
Unrealized depreciation from forward foreign currency contracts	–	768,466	30,783
Other liabilities	9,595	3,756	1,019

Total liabilities	21,641,071	1,139,132	139,584

Commitments and contingent liabilities (Note 2)

Net assets	$107,665,795	$150,139,686	$8,655,887

Analysis of net assets:
Paid-in-capital	$118,502,278	$205,765,610	$10,603,245
Total distributable earnings (deficits)A	(10,836,483)	(55,625,924)	(1,947,358)

Net assets	$107,665,795	$150,139,686	$8,655,887

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2023 (Unaudited)

	SSI Alternative Income Fund	TwentyFour Strategic Income Fund	TwentyFour Sustainable Short Term Bond Fund
Shares outstanding at no par value (unlimited shares authorized):
R5 Class	1,855,633	1,059,604	N/A

Y Class	9,103,454	14,234,619	907,903

Investor Class	297,205	1,184,358	N/A

A Class	N/A	847,590	14,886

C Class	N/A	665,445	75,760

R6 Class	N/A	N/A	3,537

Net assets:
R5 Class	$17,760,724	$8,911,947	N/A

Y Class	$87,058,274	$119,037,389	$7,865,345

Investor Class	$2,846,797	$9,744,161	N/A

A Class	N/A	$6,983,911	$128,131

C Class	N/A	$5,462,278	$632,367

R6 Class	N/A	N/A	$30,044

Net asset value, offering and redemption price per share:
R5 Class	$9.57	$8.41	N/A

Y Class	$9.56	$8.36	$8.66

Investor Class	$9.58	$8.23	N/A

A Class	N/A	$8.24	$8.61

A Class (offering price)	N/A	$8.56	$8.83

C Class	N/A	$8.21	$8.35

R6 Class	N/A	N/A	$8.49

† Cost of investments in unaffiliated securities	$101,690,645	$146,664,731	$8,107,749
‡ Cost of investments in affiliated securities	$5,130,590	$6,632,125	$–
^ Cost of foreign currency	$–	$693,301	$59,601
± Proceeds of securities sold short	$19,322,990	$–	$–

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the period ended December 31, 2023 (Unaudited)

	SSI Alternative Income Fund	TwentyFour Strategic Income Fund	TwentyFour Sustainable Short Term Bond Fund
Investment income:
Dividend income from unaffiliated securities	$357,005	$–	$–
Dividend income from affiliated securities (Note 2)	132,145	112,522	–
Interest income	2,193,633	3,651,338	295,736
Interest income from short securities held at broker	555,602	–	–
Other income	–	160	17

Total investment income	3,238,385	3,764,020	295,753

Expenses:
Management and sub-advisory fees (Note 2)	672,265	398,388	38,940
Transfer agent fees:
R5 Class (Note 2)	181	1,300	–
Y Class (Note 2)	39,407	43,887	3,836
Investor Class	687	927	–
A Class	–	128	8
C Class	–	124	7
R6 Class	–	–	171
Custody and fund accounting fees	24,350	30,433	20,432
Professional fees	50,356	60,369	34,354
Registration fees and expenses	23,352	40,691	30,406
Service fees (Note 2):
Investor Class	3,992	18,476	–
A Class	–	9,426	181
C Class	–	1,573	85
Distribution fees (Note 2):
A Class	–	7,068	180
C Class	–	25,996	2,767
ICI membership dues and license expenses	–	–	6,797
Prospectus and shareholder report expenses	10,797	16,826	4,343
Trustee fees (Note 2)	4,939	5,481	768
Prime broker fees	82,632	–	–
Dividends and interest on securities sold short	63,728	–	–
Loan expense (Note 9)	210	237	40
Other expenses	11,298	10,468	1,566

Total expenses	988,194	671,798	144,881

Net fees waived and expenses (reimbursed) (Note 2)	(101,945)	(153,650)	(104,581)
Net sub-advisory fees waived (Note 2)	(227,536)	–	–

Net expenses	658,713	518,148	40,300

Net investment income	2,579,672	3,245,872	255,453

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	(291,235)	(920,619)	(274,205)
Foreign currency transactions	–	(1,272,144)	(170,866)
Forward foreign currency contracts	–	734,162	260,522
Short sales	1,648,377	–	–
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	1,902,110	7,594,615	508,871
Foreign currency transactions	–	17,669	(2,929)
Forward foreign currency contracts	–	228,059	81,928
Short sales	(1,534,632)	–	–

Net gain from investments	1,724,620	6,381,742	403,321

Net increase in net assets resulting from operations	$4,304,292	$9,627,614	$658,774

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	SSI Alternative Income Fund		TwentyFour Strategic Income Fund
	Six Months Ended December 31, 2023	Year Ended June 30, 2023	Six Months Ended December 31, 2023	Year Ended June 30, 2023
	(unaudited)		(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income	$2,579,672	$3,813,776	$3,245,872	$6,253,554
Net realized gain (loss) from investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, and short sales	1,357,142	(854,143)	(1,458,601)	(24,357,153)
Change in net unrealized appreciation of investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, and short sales	367,478	3,158,102	7,840,343	22,505,978

Net increase in net assets resulting from operations	4,304,292	6,117,735	9,627,614	4,402,379

Distributions to shareholders:
Total retained earnings:
R5 Class	(499,956)	(4,496)	(258,858)	(786,113)
Y Class	(4,654,874)	(1,800,007)	(2,960,158)	(15,125,690)
Investor Class	(118,102)	(6,033)	(313,469)	(1,961,048)
A Class	–	–	(186,698)	(867,982)
C Class	–	–	(145,257)	(851,694)
R6 Class	–	–	–	–

Net distributions to shareholders	(5,272,932)	(1,810,536)	(3,864,440)	(19,592,527)

Capital share transactions (Note 10):
Proceeds from sales of shares	30,203,384	19,921,902	53,771,037	65,483,292
Reinvestment of dividends and distributions	4,329,108	1,485,788	3,714,821	19,259,367
Cost of shares redeemed	(28,496,227)	(53,150,018)	(22,773,738)	(133,069,665)

Net increase (decrease) in net assets from capital share transactions	6,036,265	(31,742,328)	34,712,120	(48,327,006)

Net increase (decrease) in net assets	5,067,625	(27,435,129)	40,475,294	(63,517,154)

Net assets:
Beginning of period	102,598,170	130,033,299	109,664,392	173,181,546

End of period	$107,665,795	$102,598,170	$150,139,686	$109,664,392

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	TwentyFour Sustainable Short Term Bond Fund
	Six Months Ended December 31, 2023	Year Ended June 30, 2023
	(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income	$255,453	$391,140
Net realized gain (loss) from investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, and short sales	(184,549)	(581,052)
Change in net unrealized appreciation of investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, and short sales	587,870	629,913

Net increase in net assets resulting from operations	658,774	440,001

Distributions to shareholders:
Total retained earnings:
R5 Class	–	–
Y Class	(172,038)	(765,187)
Investor Class	–	–
A Class	(3,310)	(12,601)
C Class	(13,395)	(15,336)
R6 Class	(135,542)	(1,029,403)

Net distributions to shareholders	(324,285)	(1,822,527)

Capital share transactions (Note 10):
Proceeds from sales of shares	1,971,085	3,335,351
Reinvestment of dividends and distributions	186,326	771,486
Cost of shares redeemed	(9,671,722)	(1,470,420)

Net increase (decrease) in net assets from capital share transactions	(7,514,311)	2,636,417

Net increase (decrease) in net assets	(7,179,822)	1,253,891

Net assets:
Beginning of period	15,835,709	14,581,818

End of period	$8,655,887	$15,835,709

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

1. Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as non-diversified, open-end management investment companies with the exception of the American Beacon TwentyFour Strategic Income Fund, which is a diversified, open-end management investment company. As of December 31, 2023, the Trust consists of twenty-four active series, three of which are presented in this filing: American Beacon SSI Alternative Income Fund, American Beacon TwentyFour Strategic Income Fund and American Beacon TwentyFour Sustainable Short Term Bond Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-one active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Manager is an indirect wholly-owned subsidiary of Resolute Topco, Inc. (“Topco”), which is owned primarily by various institutional investment funds that are managed by financial institutions and other investment advisory firms. No owner of Topco owns 25% or more of the outstanding equity or voting interests of Topco.

Effective December 29, 2023, the Manager underwent a change of control, which resulted in the termination of the Funds’ previous management and investment advisory agreements. The Board approved a new Management Agreement with the Manager and a new Investment Advisory Agreement among the Manager, the sub-advisor and the Trust, on behalf of the Funds, that were effective on December 29, 2023. The new Management Agreement required approval by shareholders of the Funds, and a shareholder meeting was held for the Funds. Please see the sections titled Disclosure Regarding the Approval of New Management and Investment Advisory Agreements and Results of Shareholder Meeting for more information.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing London Inter-bank Offered Rate (“LIBOR”) or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06 Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848 which updates and clarifies ASU No. 2020-04. The amendments in this ASU defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management expects these ASUs will not have a material impact on the Funds’ financial statements.

In June 2022, the FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820); Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which provides clarifying guidance that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Management has concluded that the ASU will not have a material impact on the Funds’ financial statements.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third-party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000
R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

Distributions to Shareholders

The SSI Alternative Income Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income on a semi-annual basis and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. Beginning Jaunary 1, 2024, the SSI Alternative Income Fund will distribute most of all of its net investment income on a monthly basis. The TwentyFour Strategic Income Fund and TwentyFour Sustainable Short Term Bond Fund distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income on a monthly basis and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income and realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to a Fund will be paid from the assets of a Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreements with SSI Investment Management LLC and TwentyFour Asset Management (US) LP (the “Sub-Advisors”) pursuant to which the Funds have agreed to pay annualized sub-advisory fees that are calculated and accrued daily based on each Fund’s average daily net assets according to the following schedule:

SSI Alternative Income Fund

First $300 million	0.95%
Over $300 million	0.85%

TwentyFour Strategic Income Fund

First $1 billion	0.32%
Over $1 billion	0.27%

TwentyFour Sustainable Short Term Bond Fund

First $200 million	0.20%
Next $200 million	0.185%
Next $700 million	0.175%
Over $1.1 billion	0.17%

Effective December 20, 2022, the Sub-Advisor to the SSI Alternative Income Fund has contractually agreed to waive a portion of its sub-advisory fee equal to 0.44% of the SSI Alternative Income Fund’s average daily net assets managed by the Sub-Advisor through October 31, 2024. On December 29, 2023, Sub-Advisor contractually agreed to extend the waiver agreement through December 31, 2025. The contractual fee waiver by the Sub-Advisor can be modified only in the discretion and with the approval of a majority of the Board. For the period ended December 31, 2023, the Sub-Advisor waived $227,536 of its sub-advisory fees.

The Management and Sub-Advisory Fees paid by each Fund for the period ended December 31, 2023 were as follows:

SSI Alternative Income Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$180,995
Sub-Advisory Fees	0.95%	491,270

Total	1.30%	$672,265

TwentyFour Strategic Income Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$208,113
Sub-Advisory Fees	0.32%	190,275

Total	0.67%	$398,388

TwentyFour Sustainable Short Term Bond Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$24,780
Sub-Advisory Fees	0.20%	14,160

Total	0.55%	$38,940

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the TwentyFour Strategic Income Fund and the TwentyFour Sustainable Short Term Bond Fund. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.
Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the period ended December 31, 2023, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
SSI Alternative Income	$38,260
TwentyFour Strategic Income	42,576
TwentyFour Sustainable Short Term Bond	3,691

As of December 31, 2023, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
SSI Alternative Income	$5,767
TwentyFour Strategic Income	8,182
TwentyFour Sustainable Short Term Bond	629

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Funds listed below held the following shares with a December 31, 2023 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	December 31, 2023 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	December 31, 2023 Fair Value
U.S. Government Money Market Select	Direct	SSI Alternative Income	$5,130,590	$—	$—	$132,145	$5,130,590
U.S. Government Money Market Select	Direct	TwentyFour Strategic Income	6,632,125	—	—	112,522	6,632,125

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended December 31, 2023, the Manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
SSI Alternative Income	$2,550
TwentyFour Strategic Income	2,177

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended December 31, 2023, the TwentyFour Sustainable Short Term Bond Fund borrowed $41,995 for 1 day at an interest rate of 6.14% with interest charges of $7. These amounts are recorded as “Other expenses” in the Statements of Operations. For the period ended December 31, 2023, the SSI Alternative Income Fund and TwentyFour Strategic Income Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds, through October 31, 2024, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Funds’ expense cap. During the period ended December 31, 2023, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap
Fund	Class	7/1/2023 – 10/31/2023	11/1/2023 – 12/31/2023	Reimbursed Expenses	(Recouped) Expenses	Expiration of Reimbursed Expenses
SSI Alternative Income	R5	0.92%	0.92%	$6,582	$-	2026-2027
SSI Alternative Income	Y	0.99%	0.99%	92,120	-	2026-2027
SSI Alternative Income	Investor	1.24%	1.24%	3,243	-	2026-2027
TwentyFour Strategic Income	R5	0.72%	0.72%	10,371	-	2026-2027
TwentyFour Strategic Income	Y	0.80%	0.80%	110,050	-	2026-2027
TwentyFour Strategic Income	Investor	1.09%	1.09%	12,354	-	2026-2027
TwentyFour Strategic Income	A	1.00%	1.00%	15,105	-	2026-2027
TwentyFour Strategic Income	C	1.81%	1.79%	5,770	-	2026-2027
TwentyFour Sustainable Short Term Bond	Y	0.57%	0.57%	56,595	-	2026-2027
TwentyFour Sustainable Short Term Bond	A	0.87%	0.87%	1,173	-	2026-2027
TwentyFour Sustainable Short Term Bond	C	1.62%	1.48%	4,089	-	2026-2027
TwentyFour Sustainable Short Term Bond	R6	0.47%	0.47%	42,724	-	2026-2027

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

Of the above amounts, $21,599, $24,195 and $20,901 were disclosed as a Receivable for expense reimbursement on the Statements of Assets and Liabilities at December 31, 2023 for the SSI Alternative Income Fund, TwentyFour Strategic Income Fund, and TwentyFour Sustainable Short Term Bond, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of contractual or voluntary fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2026 and 2027. The Funds’ did not record a liability for potential contingent reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
SSI Alternative Income	$-	$9,383	$53,280	2023-2024
SSI Alternative Income	-	16,937	-	2024-2025
SSI Alternative Income	-	115,232	-	2025-2026
TwentyFour Strategic Income	-	153,032	112,744	2023-2024
TwentyFour Strategic Income	-	307,340	-	2024-2025
TwentyFour Strategic Income	-	325,416	-	2025-2026
TwentyFour Sustainable Short Term Bond	-	156,925	166,923	2023-2024
TwentyFour Sustainable Short Term Bond	-	234,153	-	2024-2025
TwentyFour Sustainable Short Term Bond	-	190,316	-	2025-2026

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of December 31, 2023, based on management’s evaluation of the shareholder account base, one account has been identified as representing an unaffiliated significant ownership of approximately 54% for the SSI Alternative Income Fund.

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of A Class sales charges from broker dealers which may be used to offset distribution related expenses. During the period ended December 31, 2023, RID collected $1,813 and $47 for TwentyFour Strategic Income Fund and TwentyFour Sustainable Short Term Bond Fund, respectively, from the sale of A Class Shares.

A CDSC of 0.50% will be deducted with respect to A Class Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the A Class Shares redeemed. During the period ended December 31, 2023, there were no CDSC fees collected for the A Class Shares of the TwentyFour Strategic Income Fund or TwentyFour Sustainable Short Term Bond Fund.

A CDSC of 1.00% will be deducted with respect to C Class Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the C Class Shares redeemed. During the period ended December 31, 2023, CDSC fees of $3,911 and $598 were collected for the C Class Shares of TwentyFour Strategic Income Fund and TwentyFour Sustainable Short Term Bond Fund, respectively.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $140,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at the Audit Committee and Investment Committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3. Security Valuation and Fair Value Measurements

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund’s shares is determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. A Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, a Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Rule 2a-5 under the Investment Company Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available,” which is the threshold for determining whether a Fund must fair value a security. Among other things, the Valuation Rule

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

permits the Board to designate the Manager as Valuation Designee to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Manager’s fair value determinations. Effective September 8, 2022, the Board has designated the Manager as valuation designee to perform fair value functions in accordance with the requirements of the Valuation Rule.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures, under certain limited circumstances. For example, fair value pricing will be used for fixed-income securities and when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests as described below. In addition, the Funds may invest in illiquid securities requiring these procedures.

A Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before a Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all a Fund’s portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Manager, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Manager’s Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. A Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of a Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust Manager’s fair valuation procedures for a Fund.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

Other investments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, preferred securities and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

With respect to a Fund’s investments that do not have readily available market quotations, the Board has designated the Adviser as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). If market prices are not readily available or are deemed unreliable, the Valuation Designee will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Valuation Designee may cause the NAV of a Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if a Fund were to sell the investment at approximately the time at which a Fund determines its NAV.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4. Securities and Other Investments

Asset-Backed and Mortgage-Related Securities

ABS are fractional interests in pools of loans, receivables or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. A Fund, the Manager, and the sub-advisor do not select the loans or other assets that are included in the collateral backing those pools.

A Fund may also invest in debt obligations of U.S. Government-sponsored enterprises, including Fannie Mae, Freddie Mac, FFCB and the Tennessee Valley Authority. Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac are supported by the issuers’ right to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuers. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property.

The TwentyFour Strategic Income Fund and TwentyFour Sustainable Short Term Bond Fund may invest in ABS and mortgage-related securities, including CMOs and mortgage-related securities issued by private organizations which are debt securities collateralized by mortgages or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as “tranches,” which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities Fannie Mae, a government sponsored corporation owned entirely by private stockholders, and Freddie Mac, a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. Mortgage-related securities are pools created by non-governmental

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

issuers generally offering a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Convertible Securities

Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Corporate Debt and Other Fixed-Income Securities

Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates may be prepaid by their issuers, thereby reducing the amount of interest payments. This may result in the Fund having to reinvest its proceeds in lower yielding securities. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges

ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Floating Rate Securities

The coupons on certain fixed income securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, LIBOR or a Treasury bill rate. Floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically should decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

Foreign Debt Securities

The TwentyFour Strategic Income Fund and TwentyFour Sustainable Short Term Bond Fund may each invest a significant portion of its assets in a particular geographic region or country. The TwentyFour Strategic Income Fund may invest significantly in emerging markets and may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging market indices. Sovereign debt securities are typically issued or guaranteed by national governments in order to finance the issuing country’s growth and/or budget. Investing in foreign sovereign debt securities will expose the Funds to the direct or indirect consequences of political, social or economic changes in the countries that issue the debt securities. Quasi-sovereign debt securities are debt securities either explicitly guaranteed by a foreign government or their agencies or whose majority shareholder is a foreign government. Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Obligations of a supranational entity may be denominated in foreign currencies.

High-Yield Bonds

High-yield, non-investment-grade bonds (also known as “junk bonds”) are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by rating

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

organizations. For example, Moody’s, S&P Global Ratings (“S&P Global”) and Fitch, Inc. rate them below Baa and BBB, respectively. High-yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in a Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in a Fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, a Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for a Fund may have to be adjusted in the event of default. In the event of an issuer’s default, a Fund may write off prior income accruals for that issuer, resulting in a reduction in a Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Investment Company Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Fund may get only limited information about an issuer, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, a Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as a Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. The Manager and the sub-advisor will carefully monitor a Fund’s investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing a Fund’s liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Restricted securities outstanding during the period ended December 31, 2023 are disclosed in the Notes to the Schedules of Investments.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Funds can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Funds could invest in government money market funds rather than purchasing individual short-term investments. If the Funds invests in government money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the government money market funds in which the Fund invests, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

Payment-In-Kind Securities

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt

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Notes to Financial Statements

December 31, 2023 (Unaudited)

securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the “Unrealized appreciation (depreciation) of investments” to “Dividend and interest receivable” in the Statements of Assets and Liabilities.

Preferred Stock

Preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is typically set at a fixed annual rate, in some circumstances it can be variable, changed or omitted by the issuer.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that own, and often operate, income producing real estate (known as “equity REITs”) or invest in mortgages secured by loans on such real estate (known as “mortgage REITs”) or both (known as “hybrid REITs”). REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of a Fund.

Short Sales

The SSI Alternative Income Fund may enter into short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the dividends and interest payable on such securities, if any, are reflected as a liability. The Fund is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of December 31, 2023, short positions were held by the Fund and are disclosed in the Schedule of Investments. For the same period herein, securities pledged as collateral for short sales are disclosed in the Fund’s Schedule of Investments, and cash collateral for short sales are reflected as “Cash with brokers” on the Statements of Assets and Liabilities.

Special Purpose Acquisition Company (“SPAC”)

A SPAC is a publicly traded company that raises investment capital via an initial public offering (“IPO”) for the purpose of acquiring an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the SPAC’s IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public, and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. government securities, money market securities and cash. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the entity’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. A variable rate obligation has a coupon rate which is adjusted at predesignated periods in response to

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changes in the market rate of interest on which the coupon is based. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

A Fund may invest in floaters and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every one or three months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

5. Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Options Contracts

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security or currency, in the case of a put option. An option on a futures contract provides the holder with the right to enter into a ‘‘long’’ position in the underlying futures contract, in the case of a call option, or a ‘‘short’’ position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.

During the period ended December 31, 2023, the SSI Alternative Income Fund purchased/sold options primarily for hedging.

Average Option Notional Amounts Outstanding Period Ended December 31, 2023
Fund	Purchased Contracts	Written Contracts
SSI Alternative Income	$37,500	$37,500

Straddle Options

The Funds may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

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December 31, 2023 (Unaudited)

Forward Foreign Currency Contracts

The Funds may have exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts in non-U.S. currencies and by purchasing securities denominated in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar and affect a Fund’s investments in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Not all forward contracts require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of securities, or the cash value of the securities or the securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Non-Deliverable Forward (“NDF”) currency contract is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount.

During the period ended December 31, 2023, the TwentyFour Strategic Income Fund and TwentyFour Sustainable Short Term Bond Fund entered into forward foreign currency contracts primarily for hedging.

The Funds’ forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Period Ended December 31, 2023
Fund	Purchased Contracts	Sold Contracts
TwentyFour Strategic Income	$2,164,784	$68,988,815
TwentyFour Sustainable Short Term Bond	51,487	11,518,088

Swap Agreements

A swap is a transaction in which a Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the “notional” amount). Nearly any type of derivative, including forward contracts, can be structured as a swap.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members – generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor.

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Notes to Financial Statements

December 31, 2023 (Unaudited)

Swaps that are not centrally cleared, involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this risk, a Fund will only enter into swap agreements with counterparties considered by a sub-advisor to present minimum risk of default and a Fund normally obtains collateral to secure its exposure. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The centrally cleared and OTC swap agreements into which a Fund enters normally provide for the obligations of a Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. A Fund may be required to pledge collateral to secure its obligations under a swap.

Interest Rate Swap Agreements

The TwentyFour Strategic Income Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.

During the period ended December 31, 2023, the TwentyFour Strategic Income Fund entered into interest rate swaps primarily for return enhancement, hedging and adjusting portfolio duration.

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

TwentyFour Strategic Income Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$–	$(768,466)	$–	$–	$–	$(768,466)

The effect of financial derivative instruments on the Statements of Operations as of December 31, 2023:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$734,162	$–	$–	$–	$734,162

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$228,059	$–	$–	$–	$228,059

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Notes to Financial Statements

December 31, 2023 (Unaudited)

TwentyFour Sustainable Short Term Bond Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of December 31, 2023:

	Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$–	$(30,783)	$–	$–	$–	$(30,783)

The effect of financial derivative instruments on the Statements of Operations as of December 31, 2023:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$260,522	$–	$–	$–	$260,522

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$81,928	$–	$–	$–	$81,928

(1) See Note 3 in the Notes to Financial Statements for additional information.

Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties govern transactions in OTC derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty.

As the ISDA Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default.

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December 31, 2023 (Unaudited)

Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, December 31, 2023.

TwentyFour Strategic Income Fund

Offsetting of Financial and Derivative Assets as of December 31, 2023:
	Assets	Liabilities
Forward Foreign Currency Contracts	$-	$768,466

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$-	$768,466

Total derivative assets and liabilities subject to an MNA	$-	$768,466

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of December 31, 2023:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities
			Non-Cash Collateral Received	Cash Collateral Received	Net Amount
State Street Bank & Trust Co.	$768,466	$-	$-	$-	$768,466

TwentyFour Sustainable Short Term Bond Fund

Offsetting of Financial and Derivative Assets as of December 31, 2023:
	Assets	Liabilities
Forward Foreign Currency Contracts	$-	$30,783

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$-	$30,783

Total derivative assets and liabilities subject to an MNA	$-	$30,783

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of December 31, 2023:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities		Net Amount
			Non-Cash Collateral Received	Cash Collateral Received
State Street Bank & Trust Co.	$30,783	$-	$-	$-	$30,783

6. Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain Mortgage-Backed Securities (“MBS”) and ABS securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of MBS and ABS do not increase as much as other fixed-income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage and other loans. A decreased rate of prepayments lengthens the expected maturity of MBS and ABS. Therefore, the

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Notes to Financial Statements

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prices of MBS and ABS may decrease more than prices of other fixed-income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, a Fund that holds these types of securities, may experience additional volatility and losses. A decline in the credit quality of and defaults by the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to a Fund. In addition, certain asset-backed and mortgage related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

Callable Securities Risk

The SSI Alternative Income Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates. Thus, the Fund’s income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on the Fund’s total return.

Convertible Securities Risk

The value of a convertible security typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock’s price is high relative to the conversion price and a convertible security is subject to the risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. Convertible securities generally have less potential for gain or loss than common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible at the option of the holder. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities — that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment. In addition, because companies that issue convertible securities may be small-or mid-cap companies, to the extent the Fund invests in convertible securities issued by small-or mid-cap companies, it will be subject to the risks of investing in such companies.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds. As a result, a Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty.

Some of the markets in which the Funds may effect derivative transactions are OTC or “interdealer” markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight to the same extent as are members of “exchange-based” markets. This exposes the Funds to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a credit or liquidity problem with the counterparty and the recent turbulence in the financial markets highlights the importance of being aware of counterparty risk resulting from OTC derivative transactions. The Funds are subject

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to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds. As a result, the Funds may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a loan, may fail, or become less able, to make timely payments of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the sub-advisor require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The Funds may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Further, in recent years many highly-rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and may make it difficult for a Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since a Fund can invest significantly in high yield investments that are considered speculative in nature, this risk maybe substantial. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of a Fund’s securities, could affect a Fund’s performance.

Currency Risk

The Funds may have exposure to foreign currencies by using various instruments. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, the Funds’ exposure to foreign currencies may reduce the returns of a Fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Funds’ investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency derivatives may not always work as intended, and in specific cases, a Fund may be worse off than if it had not used such instrument(s). In the case of hedging positions, the U.S. dollar or other currency may decline in value relative to the foreign currency that is being hedged and thereby affect a Fund’s investments. There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, a Fund may choose to not hedge its currency risks.

Derivatives Risk

Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. A Fund may use derivatives to enhance total return of its portfolio, to hedge against fluctuations in interest rates or

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Notes to Financial Statements

December 31, 2023 (Unaudited)

currency exchange rates, to change the effective duration of its portfolio, or to manage certain investment risks or as a substitute for the purchase or sale of the underlying currencies or securities. A Fund may also hold derivative instruments to obtain economic exposure to an issuer without directly holding its securities. Derivatives may involve significant risk. The use of derivative instruments may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those securities. Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If a sub-advisor incorrectly forecasts stock market values, or the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for a Fund, a Fund could lose money. In addition, leverage embedded in a derivative instrument can expose a Fund to greater risk and increase its costs. Gains or losses in the value of a derivative instrument may be magnified and be much greater than the derivative’s original cost (generally the initial margin deposit). There may also be material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment, for example, where a Fund may be called upon to deliver a security it does not own. As a result, a Fund could lose more than the amount it invests. Derivatives may at times be illiquid and may be more volatile than other types of investments. A Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Certain derivatives may also be difficult to value, and valuation may be more difficult in times of market turmoil. A Fund may buy or sell derivatives not traded on organized exchanges. A Fund may also enter into transactions that are not cleared through clearing organizations. These types of transactions may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, a Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty. Certain derivatives require a Fund to post margin to secure its future obligation; if a Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements at a time when it maybe disadvantageous to do so. A Fund’s use of derivatives also may create financial leverage, which may result in losses that exceed the amount originally invested and accelerate the rate of losses. Suitable derivatives may not be available in all circumstances, and there can be no assurance that a Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a sub-advisor may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had a Fund not used the hedging instruments. A Fund may not hedge certain risks in particular situations, even if suitable instruments are available. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations. Ongoing changes to the regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit a Fund’s ability to pursue its investment strategies. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation may make derivatives more costly, may limit their availability, may disrupt markets, or may otherwise adversely affect their value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively over-the-counter and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.

Environmental, Social, and/or Governance Investing Risk

A Fund’s incorporation of environmental, social and/or governance (“ESG”) considerations, including criteria as determined by the sub-advisor, in its investment strategy may cause it to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the ESG investment considerations used by a Fund will result in the selection of issuers that will outperform other issuers or help

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reduce risk in a Fund. A Fund’s ESG investment considerations may also affect a Fund’s exposure to certain sectors or types of investments, which may impact a Fund’s relative investment performance depending on the performance of issuers in those sectors relative to issuers in the broader market. A Fund may not be able to take advantage of certain investment opportunities due to these considerations, which may adversely affect investment performance. A Fund may underperform funds that do not incorporate these considerations. A Fund’s sub-advisor is dependent on available information to assist in the use of ESG investment considerations, and, because there are few generally accepted standards to use in such considerations, the information and considerations used for a Fund may differ from the information and considerations used for other funds. The limited availability of such information, as well as errors in or omissions from such information could result in incorrect evaluations of potential investments. There is no guarantee that a Fund’s efforts to select investments that meet a Fund’s ESG investing considerations will be successful.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Funds invest a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

High Portfolio Turnover Risk

Portfolio turnover is a measure of a Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase a Fund’s transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the Funds’ annual operating expenses or in the expense example, but they can have a negative impact on performance. Frequent trading by the Funds could also result in increased realized net capital gains, distributions of which are taxable to the Funds’ shareholders (including net short-term capital gain distributions, which are taxable to them as ordinary income).

High-Yield Bond Risk

Exposure to high-yield securities (commonly referred to as ‘’junk bonds’’) generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, issuers of high yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price a Fund desires. High yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that issuers of lower-rated

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securities will default on the timely payment of principal or interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a Fund may lose its entire investment. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities. Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in a Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by credit rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, a Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for a Fund may have to be adjusted in the event of default. In the event of an issuer’s default, a Fund may write off prior income accruals for that issuer, resulting in a reduction in a Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default.

Interest Rate Risk

Generally, the value of investments with interest rate risk, such as fixed-income securities or derivatives, will move in the opposite direction to movements in interest rates. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of a Fund’s investments to decline. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to a Fund. Interest rate changes may have a more pronounced effect on the market value of fixed-rate instruments than on floating-rate instruments. The value of floating rate and variable securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The prices of fixed-income securities or derivatives are also affected by their durations. Fixed-income securities or derivatives with longer durations generally have greater sensitivity to changes in interest rates. Rising interest rates may cause the value of a Fund’s investments with longer durations and terms to maturity to decline, which may adversely affect the value of a Fund. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

LIBOR Risk

Certain of the instruments identified in a Fund’s principal investment strategies have coupon rates or may provide exposure to underlying investments with coupon rates, that are based on the ICE LIBOR (“LIBOR”), the Secured Overnight Financing Rate (“SOFR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets.

Most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones phased out on June 30, 2023. These events and any additional regulatory or market changes may have an adverse impact on a Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR. SOFR has been selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a Reference Rate in the United States and

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U.S. law requires that contracts without a practicable LIBOR alternative default to SOFR plus a set spread beginning in mid-2023. Other countries have undertaken similar initiatives to identify replacement Reference Rates for LIBOR in their respective markets. However, there are obstacles to converting certain existing investments and transactions to a new Reference Rate, as well as risks associated with using a new Reference Rate with respect to new investments and transactions. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that relied on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which would impact a Fund. At this time, it is not possible to completely identify or predict the effect of any transition, establishment of alternative Reference Rates or other reforms to Reference Rates that may be enacted in the UK or elsewhere. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a Fund’s performance and/or NAV.

Liquidity Risk

When there is little or no active trading market for a specific type of security it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by a Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Funds may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in the Funds at such times may have a significant adverse effect on a Fund’s NAV per share and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect a Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. A Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

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Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Market Timing Risk

Funds that invest in high-yield, and, or have exposure to foreign securities through the derivatives it holds, are particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Funds, including (i) the dilution of the Funds’ NAV, (ii) an increase in the Funds’ expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which the Funds may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high-yield and foreign securities. The limited trading activity of some high-yield securities may result in market prices that do not reflect the true market value of these securities. If a Fund trades foreign securities, it generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Funds’ calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Funds price its shares. In such instances, the Funds may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in the Funds to take advantage of any price differentials that may be reflected in the NAV of the Funds’ shares. While the Manager monitors trading in the Funds, there is no guarantee that it can detect all market timing activities.

Non-Diversification Risk

The TwentyFour Sustainable Short Term Bond Fund is non-diversified, which means the Fund may invest a high percentage of its assets in a limited number of issuers. When a Fund invests in a relatively small number of issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. When a Fund is non-diversified, its NAV and total return may also fluctuate more or be subject to declines in weaker markets than a diversified mutual fund. Investments in securities of a limited number of issuers exposes a Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers.

Other Investment Companies Risk

To the extent that a Fund invests in shares of other registered investment companies, a Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to a Fund’s direct fees and expenses. If a Fund invests in other investment companies, a Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to a Fund’s shareholders when distributed to them. A Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of a Fund’s investment may decline, adversely affecting a Fund’s performance. To the extent a Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, a Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. Investments in government money market funds are subject to interest rate risk, credit risk, and market risk. Interest rate risk is the risk that rising interest rates could cause the value of such an investment to decline. Credit risk is the risk that the issuer, guarantor or insurer of an obligation, or the counterparty to a transaction, may fail or become less able or unwilling, to make timely payment of interest or principal or otherwise honor its obligations, or that it may default completely.

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Pay-In-Kind Securities Risk

Pay-in-kind securities are debt securities that do not make regular cash interest payments. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, their prices can be volatile when interest rates fluctuate. If an issuer of pay-in-kind securities defaults, the Fund may lose its entire investment. Federal income tax law requires a holder of pay-in-kind securities to include in gross income each taxable year the portion of the non-cash income on those securities (i.e., the additional securities issued as interest thereon) accrued during that year. In order to continue to qualify for treatment as a “regulated investment company” (“RIC”) under the Internal Revenue Code, and avoid federal excise tax, a Fund may be required to distribute a portion of such non-cash income and may be required to dispose of other portfolio securities in order to generate cash to meet these distribution requirements, potentially during periods of adverse market prices.

Prepayment and Extension Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of ABS, more quickly than expected, causing the issuer of the security to repay the principal prior to the security’s expected maturity date. A Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a Fund buys those securities at a premium, accelerated prepayments on those securities could cause a Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Recent Market Events Risk

Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in a Fund may be increased.

Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates may continue to increase, the timing, frequency or magnitude of any such increases, or when such increases might stop. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Additionally, high public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. and global banking systems.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; risks associated with a trade agreement between the United Kingdom and the European

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Union; the risks associated with ongoing trade negotiations with China; and the possibility of changes to some international trade agreements; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time.

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.

Regulators in the U.S. have proposed and recently adopted a number of changes to regulations involving the markets and issuers, some of which apply to the Fund. The full effect of various newly-adopted regulations is not currently known. Additionally, it is not clear whether the proposed regulations will be adopted. However, due to the broad scope of the new and proposed regulations, certain changes could limit a Fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for a Fund to operate, which may impact performance.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Short Position Risk

The SSI Alternative Income Fund’s short positions are speculative and are subject to special risks. A short position involves the sale by a Fund of a security that it does not own. A Fund then intends to purchase the same security at a later date at a lower price. A Fund may enter into a short position through a forward commitment, a futures contract, an option, or a swap agreement. If the price of the security or derivative has increased during the time a Fund holds the short position, then a Fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to the third party. Therefore, short positions involve the risk that losses may be exaggerated, and that the Fund may lose more money than the actual cost of the investment. A Fund’s losses are potentially unlimited in a short position because the price appreciation of the security that a Fund is required to purchase is unlimited. There can be no assurance that the securities necessary to cover the short position will be available for purchase by a Fund. In addition, purchasing securities to close out the short position can itself cause the price of the relevant securities to rise further, thereby increasing any loss incurred by a Fund. Furthermore, a Fund may be forced to close out a short position prematurely if a counterparty from which a Fund borrowed securities demands their return, resulting in a loss on what might otherwise have been a profitable position. Short positions also include greater reliance on a sub-advisor’s ability to accurately anticipate the future value of a security or instrument. A Fund may invest the proceeds of a short sale, and therefore, be subject to the effect of leverage, in that short selling amplifies changes in a Fund’s NAV since it increases the exposure of a Fund to the market and may increase losses and the volatility of returns. If such instruments are traded over-the-counter, there is the risk that the counterparty may fail to honor its contract terms, causing a loss to a Fund.

Sovereign and Quasi Sovereign Debt Risk

An investment in sovereign and quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign and quasi-sovereign debt securities are issued or guaranteed by a sovereign government or entity affiliated with or backed by a sovereign government. The issuer of the sovereign or quasi-sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. In addition, these investments are subject to risk of payment delays or defaults due to (1) country cash flow problems, (2) insufficient foreign

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currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in frontier and emerging markets. A governmental entity that defaults on an obligation may request additional time in which to pay or receive further loans or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging and frontier markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Sustainable Investing Risk

The TwentyFour Sustainable Short Term Bond Fund’s incorporation of sustainable investing considerations, including criteria as determined by the sub-advisor, in its investment strategy may cause it to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the sustainable investment considerations used by the Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may not be able to take advantage of certain investment opportunities due to these considerations, which may adversely affect investment performance. The Fund may underperform funds that do not incorporate these considerations. The sub-advisor uses sustainability research and/or ratings information provided by one or more third parties in performing this analysis and considering sustainability risks. As there are few generally accepted standards to use in such considerations, the information and considerations used for the Fund may differ from the information and consideration used for other funds.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to a Fund. Investments in government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association (‘‘Ginnie Mae’’); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Funds hold securities of such issuers, it might not be able to recover its investment from the U.S. Government. U.S. government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing.

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by

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technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, SEC rules an applicable accounting protocols may require a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if a Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.

Variable and Floating Rate Securities Risk

The coupons on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, SOFR, LIBOR or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Variable and floating rate securities are less effective at locking in a particular yield and are subject to credit risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt securities.

7. Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a RIC, by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended June 30, 2023 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

As of December 31, 2023, the tax cost for each Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
SSI Alternative Income	$108,616,569	$3,750,850	$(10,518,512)	$(6,767,662)
TwentyFour Strategic Income	153,844,193	2,329,021	(11,876,059)	(9,547,038)
TwentyFour Sustainable Short Term Bond	8,167,606	187,999	(391,114)	(203,115)

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of June 30, 2023, the Funds had the following post RIC MOD capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
SSI Alternative Income	$–	$6,682,878
TwentyFour Strategic Income	9,980,823	28,940,371
TwentyFour Sustainable Short Term Bond	164,251	308,449

8. Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended December 31, 2023 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
SSI Alternative Income	$41,948,012	$–	$45,221,056	$–
TwentyFour Strategic Income	17,429,425	13,849,378	7,157,084	13,657,619
TwentyFour Sustainable Short Term Bond	3,192,659	1,843,755	8,745,668	1,429,280

A summary of the Funds’ transactions in the USG Select Fund for the period ended December 31, 2023 were as follows:

Fund	Type of Transaction	June 30, 2023 Shares/Fair Value	Purchases	Sales	December 31, 2023 Shares/Fair Value
SSI Alternative Income	Direct	$5,813,495	$33,291,017	$33,973,922	$5,130,590
TwentyFour Strategic Income	Direct	3,383,500	41,450,000	38,201,375	6,632,125

9. Borrowing Arrangements

Effective November 10, 2023 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 8, 2024, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Committed Line was $100 million with an expiration date November 9, 2023.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

the Effective Date. The Uncommitted Line expires November 8, 2024, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Uncommitted Line was $100 million with an expiration date November 9, 2023.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the period ended December 31, 2023, the Funds did not utilize these facilities.

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	(unaudited)
SSI Alternative Income Fund	Shares	Amount	Shares	Amount
Shares sold	1,933,687	$18,457,661	239	$2,263
Reinvestment of dividends	1,955	18,625	329	3,040
Shares redeemed	(103,165)	(989,745)	(7,704)	(73,163)

Net increase (decrease) in shares outstanding	1,832,477	$17,486,541	(7,136)	$(67,860)

	Y Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	(unaudited)
SSI Alternative Income Fund	Shares	Amount	Shares	Amount
Shares sold	1,123,408	$10,720,238	1,976,301	$18,650,934
Reinvestment of dividends	441,500	4,192,381	159,662	1,476,715
Shares redeemed	(2,872,616)	(27,401,716)	(5,630,750)	(53,001,372)

Net (decrease) in shares outstanding	(1,307,708)	$(12,489,097)	(3,494,787)	$(32,873,723)

	Investor Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	(unaudited)
SSI Alternative Income Fund	Shares	Amount	Shares	Amount
Shares sold	107,563	$1,025,485	133,983	$1,268,705
Reinvestment of dividends	12,406	118,102	650	6,033
Shares redeemed	(10,969)	(104,766)	(8,012)	(75,483)

Net increase in shares outstanding	109,000	$1,038,821	126,621	$1,199,255

	R5 Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	(unaudited)
TwentyFour Strategic Income Fund	Shares	Amount	Shares	Amount
Shares sold	128,129	$1,038,551	476,603	$3,823,593
Reinvestment of dividends	32,188	258,858	96,450	786,113
Shares redeemed	(71,222)	(571,718)	(59,965)	(510,436)

Net increase in shares outstanding	89,095	$725,691	513,088	$4,099,270

	Y Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	(unaudited)
TwentyFour Strategic Income Fund	Shares	Amount	Shares	Amount
Shares sold	6,096,750	$49,742,453	6,584,648	$54,381,609
Reinvestment of dividends	350,863	2,810,880	1,812,913	14,800,716
Shares redeemed	(2,432,974)	(19,366,368)	(13,454,362)	(114,984,674)

Net increase (decrease) in shares outstanding	4,014,639	$33,186,965	(5,056,801)	$(45,802,349)

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

	Investor Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	(unaudited)
TwentyFour Strategic Income Fund	Shares	Amount	Shares	Amount
Shares sold	50,885	$399,411	365,674	$3,010,708
Reinvestment of dividends	39,816	313,469	243,979	1,961,048
Shares redeemed	(196,458)	(1,539,016)	(1,337,187)	(11,668,678)

Net (decrease) in shares outstanding	(105,757)	$(826,136)	(727,534)	$(6,696,922)

	A Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	(unaudited)
TwentyFour Strategic Income Fund	Shares	Amount	Shares	Amount
Shares sold	260,393	$2,037,760	197,775	$1,601,221
Reinvestment of dividends	23,608	186,399	107,064	859,812
Shares redeemed	(85,601)	(675,888)	(267,480)	(2,213,431)

Net increase in shares outstanding	198,400	$1,548,271	37,359	$247,602

	C Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	(unaudited)
TwentyFour Strategic Income Fund	Shares	Amount	Shares	Amount
Shares sold	71,133	$552,862	331,336	$2,666,161
Reinvestment of dividends	18,481	145,215	106,651	851,678
Shares redeemed	(79,242)	(620,748)	(448,529)	(3,692,446)

Net increase (decrease) in shares outstanding	10,372	$77,329	(10,542)	$(174,607)

	Y Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	(unaudited)
TwentyFour Sustainable Short Term Bond Fund	Shares	Amount	Shares	Amount
Shares sold	192,021	$1,640,502	304,592	$2,699,095
Reinvestment of dividends	20,173	171,649	90,102	765,187
Shares redeemed	(126,011)	(1,074,358)	(148,135)	(1,294,237)

Net increase in shares outstanding	86,183	$737,793	246,559	$2,170,045

	A Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	(unaudited)
TwentyFour Sustainable Short Term Bond Fund	Shares	Amount	Shares	Amount
Shares sold	10,295	$87,234	21,663	$197,785
Reinvestment of dividends	215	1,827	171	1,477
Shares redeemed	(10,631)	(90,465)	(18,459)	(169,654)

Net increase (decrease) in shares outstanding	(121)	$(1,404)	3,375	$29,608

	C Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	(unaudited)
TwentyFour Sustainable Short Term Bond Fund	Shares	Amount	Shares	Amount
Shares sold	29,501	$243,349	53,258	$438,471
Reinvestment of dividends	1,563	12,850	587	4,822
Shares redeemed	(18,896)	(154,899)	(795)	(6,529)

Net increase in shares outstanding	12,168	$101,300	53,050	$436,764

American Beacon FundsSM

Notes to Financial Statements

December 31, 2023 (Unaudited)

	R6 Class
	Six Months Ended December 31, 2023		Year Ended June 30, 2023
	(unaudited)
TwentyFour Sustainable Short Term Bond Fund	Shares	Amount	Shares	Amount
Shares sold	–	$–	–	$–
Reinvestment of dividends	-	–	–	–
Shares redeemed	(967,964)	(8,352,000)	–	–

Net (decrease) in shares outstanding	(967,964)	$(8,352,000)	–	$–

11. Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon SSI Alternative Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Six Months Ended December 31, 2023		Year Ended June 30,								May 20, 2019B to June 30, 2019#
			2023		2022		2021		2020

	(unaudited)
Net asset value, beginning of period	$9.66		$9.29		$11.15		$10.15		$10.27		$10.17

Income (loss) from investment operations:
Net investment income	0.23		0.31		0.38		0.16		0.19		0.03
Net gains (losses) on investments (both realized and unrealized)	0.17		0.21		(0.95)		1.18		0.06		0.07

Total income (loss) from investment operations	0.40		0.52		(0.57)		1.34		0.25		0.10

Less distributions:
Dividends from net investment income	(0.49)		(0.15)		(0.21)		(0.26)		(0.37)		–
Distributions from net realized gains	–		–		(1.08)		(0.08)		–		–

Total distributions	(0.49)		(0.15)		(1.29)		(0.34)		(0.37)		–

Net asset value, end of period	$9.57		$9.66		$9.29		$11.15		$10.15		$10.27

Total returnC	4.25	%D	5.65%		(5.85)%		13.33%		2.49%		0.98	%D

Ratios and supplemental data:
Net assets, end of period	$17,760,724		$223,692		$281,521		$109,650		$99,760		$100,976
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.86	%E	1.90%		1.64%		1.93%		4.90%		2.76	%E
Expenses, net of reimbursements and/or recoupments	1.21	%E F	1.60	%F G	1.64	%F	1.89	%F	2.19	%F	1.83	%E F
Net investment income (loss), before expense reimbursements and/or recoupments	4.46	%E	3.18%		1.47%		1.43%		(0.81)%		1.41	%E
Net investment income, net of reimbursements and/or recoupments	5.11	%E	3.48%		1.47%		1.47%		1.90%		2.34	%E
Portfolio turnover rate	58	%D	97%		113%		326%		242%		20	%D

#	Fiscal year end changed from March 31 to June 30.
A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Commencement of operations.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F

Includes non-operating expenses consisting of prime broker fees, dividends and interest expense from securities sold short. The Expenses, net of reimbursements, excluding non-operating expenses is 0.92%, 1.22%, 1.49%, 1.49%, 1.49% and 1.49% for the period ended December 31, 2023, year ended June 30, 2023, year ended June 30, 2022, year ended June 30, 2021, year ended June 30, 2020 and period ended June 30, 2019, respectively.

G	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 22, 2022.

See accompanying notes

American Beacon SSI Alternative Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y ClassA
	Six Months Ended December 31, 2023		Year Ended June 30,								April 1, 2019 to June 30, 2019#		Year Ended March 31, 2019
			2023		2022		2021		2020

	(unaudited)
Net asset value, beginning of period	$9.66		$9.29		$11.14		$10.14		$10.27		$10.12		$10.04

Income (loss) from investment operations:
Net investment income	0.23		0.26		0.19		0.08		0.19		0.08		0.20	B
Net gains (losses) on investments (both realized and unrealized)	0.16		0.25		(0.76)		1.26		0.05		0.07		0.07

Total income (loss) from investment operations	0.39		0.51		(0.57)		1.34		0.24		0.15		0.27

Less distributions:
Dividends from net investment income	(0.49)		(0.14)		(0.20)		(0.26)		(0.37)		–		(0.19)
Distributions from net realized gains	–		–		(1.08)		(0.08)		–		–		–

Total distributions	(0.49)		(0.14)		(1.28)		(0.34)		(0.37)		–		(0.19)

Net asset value, end of period	$9.56		$9.66		$9.29		$11.14		$10.14		$10.27		$10.12

Total return	4.14	%C D	5.55	%C	(5.85	)%C	13.33	%C	2.35	%C	1.48	%C D	2.71	%E

Ratios and supplemental data:
Net assets, end of period	$87,058,274		$100,552,992		$129,179,345		$129,211,872		$139,609,314		$227,279,618		$279,429,760
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.91	%G	1.97%		1.74%		2.00%		2.32%		2.14	%G	1.79	%F
Expenses, net of reimbursements and/or recoupments	1.27	%G H	1.65	%H I	1.73	%H	1.96	%H	2.27	%H	1.71	%G H	1.79	%F
Net investment income, before expense reimbursements and/or recoupments	4.35	%G	3.11%		1.26%		1.24%		1.81%		1.81	%G	1.99%
Net investment income, net of reimbursements and/or recoupments	4.99	%G	3.43%		1.27%		1.28%		1.86%		2.24	%G	1.99%
Portfolio turnover rate	58	%D	97%		113%		326%		242%		20	%D	76%

#	Fiscal year end changed from March 31 to June 30.
A	On May 17, 2019, Class I was re-designated as Y Class.
B	Based on average shares outstanding for the period.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E

Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that shareholder would pay on Fund distributions or the redemption of Fund shares.

F

If interest expense, dividends on securities sold short and shareholder servicing fees had been excluded, the expense ratios would have been lowered by 0.30% and 0.27% for the periods ended March 31, respectively.

G	Annualized.
H

Includes non-operating expenses consisting of prime broker fees, dividends and interest expense from securities sold short. The Expenses, net of reimbursements, excluding non-operating expenses is 0.99%, 1.28%, 1.56%, 1.56%, 1.56% and 1.54% for the period ended December 31, 2023, year ended June 30, 2023, year ended June 30, 2022, year ended June 30, 2021, year ended June 30, 2020 and period ended June 30, 2019, respectively.

I	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 22, 2022.

See accompanying notes

American Beacon SSI Alternative Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor ClassA
	Six Months Ended December 31, 2023		Year Ended June 30,								April 1, 2019 to June 30, 2019#		Year Ended March 31, 2019
			2023		2022		2021		2020

	(unaudited)
Net asset value, beginning of period	$9.68		$9.30		$11.12		$10.13		$10.27		$10.13		$10.04

Income (loss) from investment operations:
Net investment income	0.24		0.44		0.10	B	0.08		0.17		0.03		0.17	B
Net gains (losses) on investments (both realized and unrealized)	0.14		0.04		(0.69)		1.23		0.04		0.11		0.07

Total income (loss) from investment operations	0.38		0.48		(0.59)		1.31		0.21		0.14		0.24

Less distributions:
Dividends from net investment income	(0.48)		(0.10)		(0.15)		(0.24)		(0.35)		–		(0.15)
Distributions from net realized gains	–		–		(1.08)		(0.08)		–		–		–

Total distributions	(0.48)		(0.10)		(1.23)		(0.32)		(0.35)		–		(0.15)

Net asset value, end of period	$9.58		$9.68		$9.30		$11.12		$10.13		$10.27		$10.13

Total return	4.06	%C D	5.24	%C	(6.03	)%C	13.03	%C	2.07	%C	1.38	%C D	2.47	%E

Ratios and supplemental data:
Net assets, end of period	$2,846,797		$1,821,486		$572,433		$1,411,885		$862,020		$946,784		$856,300
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.27	%G	2.35%		2.13%		2.32%		2.97%		2.39	%G	2.04	%F
Expenses, net of reimbursements and/or recoupments	1.52	%G H	1.72	%H I	1.99	%H	2.20	%H	2.52	%H	1.98	%G H	2.04	%F
Net investment income, before expense reimbursements and/or recoupments	4.01	%G	3.05%		0.81%		0.84%		1.13%		1.62	%G	1.74%
Net investment income, net of reimbursements and/or recoupments	4.76	%G	3.68%		0.95%		0.96%		1.58%		2.04	%G	1.74%
Portfolio turnover rate	58	%D	97%		113%		326%		242%		20	%D	76%

#	Fiscal year end changed from March 31 to June 30.
A	On May 17, 2019, Class A was re-designated as Investor Class.
B	Based on average shares outstanding for the period.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E

Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

F

If interest expense, dividends on securities sold short and shareholder servicing fees had been excluded, the expense ratios would have been lowered by 0.30% and 0.27% for the periods ended March 31, respectively.

G	Annualized.
H

Includes non-operating expenses consisting of prime broker fees, dividends and interest expense from securities sold short. The Expenses, net of reimbursements, excluding non-operating expenses is 1.24%, 1.40%, 1.81%, 1.81%, 1.81% and 1.81% for the period ended December 31, 2023, year ended June 30, 2023, year ended June 30, 2022, year ended June 30, 2021, year ended June 30, 2020 and period ended June 30, 2019, respectively.

I	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 22, 2022.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Six Months Ended December 31, 2023		Year Ended June 30,
			2023	2022		2021	2020	2019

	(unaudited)
Net asset value, beginning of period	$8.02		$9.15	$11.02		$10.27	$10.24	$10.07

Income (loss) from investment operations:
Net investment income	0.32		1.61	0.38	B	0.41	0.35	0.43	B
Net gains (losses) on investments (both realized and unrealized)	0.33		(1.22)	(1.85)		0.71	0.03	0.27

Total income (loss) from investment operations	0.65		0.39	(1.47)		1.12	0.38	0.70

Less distributions:
Dividends from net investment income	(0.26)		(1.52)	(0.40)		(0.37)	(0.35)	(0.52)
Distributions from net realized gains	–		–	–		–	–	(0.01)

Total distributions	(0.26)		(1.52)	(0.40)		(0.37)	(0.35)	(0.53)

Net asset value, end of period	$8.41		$8.02	$9.15		$11.02	$10.27	$10.24

Total returnC	8.32	%D	4.77%	(13.73)%		11.06%	3.81%	7.27%

Ratios and supplemental data:
Net assets, end of period	$8,911,947		$7,782,080	$4,186,949		$11,799,339	$9,824,323	$8,968,940
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.98	%E	1.01%	0.88%		0.91%	1.01%	1.22%
Expenses, net of reimbursements and/or recoupments	0.72	%E	0.72%	0.72%		0.72%	0.72%	0.72%
Net investment income, before expense reimbursements and/or recoupments	5.34	%E	5.05%	3.43%		3.05%	2.69%	3.81%
Net investment income, net of reimbursements and/or recoupments	5.60	%E	5.34%	3.59%		3.24%	2.98%	4.31%
Portfolio turnover rate	19	%D	63%	48%		79%	185%	198%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended December 31, 2023		Year Ended June 30,
			2023	2022	2021	2020	2019

	(unaudited)
Net asset value, beginning of period	$7.98		$9.12	$10.99	$10.25	$10.22	$10.06

Income (loss) from investment operations:
Net investment income	0.55		0.48	0.37	0.39	0.37	0.42
Net gains (losses) on investments (both realized and unrealized)	0.09		(0.10)	(1.84)	0.72	0.01	0.27

Total income (loss) from investment operations	0.64		0.38	(1.47)	1.11	0.38	0.69

Less distributions:
Dividends from net investment income	(0.26)		(1.52)	(0.40)	(0.37)	(0.35)	(0.52)
Distributions from net realized gains	–		–	–	–	–	(0.01)

Total distributions	(0.26)		(1.52)	(0.40)	(0.37)	(0.35)	(0.53)

Net asset value, end of period	$8.36		$7.98	$9.12	$10.99	$10.25	$10.22

Total returnA	8.22	%B	4.68%	(13.76)%	11.00%	3.82%	7.18%

Ratios and supplemental data:
Net assets, end of period	$119,037,389		$81,509,591	$139,290,122	$183,749,947	$89,459,856	$38,664,428
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.04	%C	1.06%	0.93%	0.96%	1.09%	1.42%
Expenses, net of reimbursements and/or recoupments	0.80	%C	0.80%	0.80%	0.81%	0.82%	0.82%
Net investment income, before expense reimbursements and/or recoupments	5.29	%C	4.90%	3.48%	3.02%	2.58%	3.60%
Net investment income, net of reimbursements and/or recoupments	5.53	%C	5.16%	3.61%	3.17%	2.85%	4.20%
Portfolio turnover rate	19	%B	63%	48%	79%	185%	198%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended December 31, 2023		Year Ended June 30,
			2023	2022	2021	2020	2019

	(unaudited)
Net asset value, beginning of period	$7.85		$9.02	$10.88	$10.16	$10.15	$10.02

Income (loss) from investment operations:
Net investment income	0.10		0.40	0.34	0.33	0.44	0.38
Net gains (losses) on investments (both realized and unrealized)	0.53		(0.06)	(1.82)	0.74	(0.08)	0.27

Total income (loss) from investment operations	0.63		0.34	(1.48)	1.07	0.36	0.65

Less distributions:
Dividends from net investment income	(0.25)		(1.51)	(0.38)	(0.35)	(0.35)	(0.51)
Distributions from net realized gains	–		–	–	–	–	(0.01)

Total distributions	(0.25)		(1.51)	(0.38)	(0.35)	(0.35)	(0.52)

Net asset value, end of period	$8.23		$7.85	$9.02	$10.88	$10.16	$10.15

Total returnA	8.25	%B	4.23%	(14.03)%	10.67%	3.58%	6.84%

Ratios and supplemental data:
Net assets, end of period	$9,744,161		$10,133,625	$18,192,880	$23,773,539	$14,710,345	$1,422,906
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.34	%C	1.35%	1.22%	1.24%	1.42%	1.69%
Expenses, net of reimbursements and/or recoupments	1.09	%C	1.09%	1.09%	1.09%	1.09%	1.09%
Net investment income, before expense reimbursements and/or recoupments	4.97	%C	4.59%	3.20%	2.73%	2.23%	3.30%
Net investment income, net of reimbursements and/or recoupments	5.22	%C	4.85%	3.33%	2.88%	2.56%	3.90%
Portfolio turnover rate	19	%B	63%	48%	79%	185%	198%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended December 31, 2023		Year Ended June 30,				October 29, 2018A to June 30, 2019
			2023	2022	2021	2020

	(unaudited)
Net asset value, beginning of period	$7.87		$9.03	$10.89	$10.16	$10.16	$9.95

Income (loss) from investment operations:
Net investment income	0.48		0.59	0.34	0.35	0.23	0.33
Net gains (losses) on investments (both realized and unrealized)	0.15		(0.23)	(1.81)	0.72	0.11	0.26

Total income (loss) from investment operations	0.63		0.36	(1.47)	1.07	0.34	0.59

Less distributions:
Dividends from net investment income	(0.26)		(1.52)	(0.39)	(0.34)	(0.34)	(0.37)
Distributions from net realized gains	–		–	–	–	–	(0.01)

Total distributions	(0.26)		(1.52)	(0.39)	(0.34)	(0.34)	(0.38)

Net asset value, end of period	$8.24		$7.87	$9.03	$10.89	$10.16	$10.16

Total returnB	8.17	%C	4.44%	(13.94)%	10.73%	3.44%	6.18	%C

Ratios and supplemental data:
Net assets, end of period	$6,983,911		$5,107,605	$5,523,840	$7,020,746	$5,216,325	$6,270,835
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.53	%D	1.31%	1.14%	1.16%	1.34%	1.78	%D
Expenses, net of reimbursements and/or recoupments	1.00	%D	1.00%	1.00%	1.04%	1.12%	1.12	%D
Net investment income, before expense reimbursements and/or recoupments	4.80	%D	4.70%	3.28%	2.81%	2.35%	3.30	%D
Net investment income, net of reimbursements and/or recoupments	5.33	%D	5.01%	3.42%	2.93%	2.57%	3.96	%D
Portfolio turnover rate	19	%C	63%	48%	79%	185%	198	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended December 31,		Year Ended June 30,						October 29, 2018A to June 30,
	2023		2023		2022		2021	2020	2019

	(unaudited)
Net asset value, beginning of period	$7.83		$9.00		$10.85		$10.13	$10.14	$9.95

Income (loss) from investment operations:
Net investment income	0.20		0.49		0.25		0.27	0.30	0.24
Net gains (losses) on investments (both realized and unrealized)	0.40		(0.21)		(1.80)		0.72	(0.03)	0.30

Total income (loss) from investment operations	0.60		0.28		(1.55)		0.99	0.27	0.54

Less distributions:
Dividends from net investment income	(0.22)		(1.45)		(0.30)		(0.27)	(0.28)	(0.34)
Distributions from net realized gains	–		–		–		–	–	(0.01)

Total distributions	(0.22)		(1.45)		(0.30)		(0.27)	(0.28)	(0.35)

Net asset value, end of period	$8.21		$7.83		$9.00		$10.85	$10.13	$10.14

Total returnB	7.84	%C	3.51%		(14.61)%		9.87%	2.72%	5.63	%C

Ratios and supplemental data:
Net assets, end of period	$5,462,278		$5,131,491		$5,987,755		$8,803,669	$4,735,447	$1,659,229
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.01	%D	2.03%		1.90%		1.95%	2.14%	2.58	%D
Expenses, net of reimbursements and/or recoupments	1.79	%D	1.80	%E	1.82	%F	1.85%	1.87%	1.87	%D
Net investment income, before expense reimbursements and/or recoupments	4.31	%D	3.98%		2.50%		2.02%	1.57%	2.50	%D
Net investment income, net of reimbursements and/or recoupments	4.53	%D	4.21%		2.58%		2.12%	1.84%	3.20	%D
Portfolio turnover rate	19	%C	63%		48%		79%	185%	198	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on November 1, 2022.
F	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on November 1, 2021.

See accompanying notes

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended December 31,		Year Ended June 30,				February 18, 2020A to June 30,
	2023		2023	2022	2021		2020

	(unaudited)
Net asset value, beginning of period	$8.43		$9.26	$10.02	$9.92		$10.00

Income (loss) from investment operations:
Net investment income	0.23		0.35	0.32	0.21		0.05
Net gains (losses) on investments (both realized and unrealized)	0.20		(0.10)	(0.83)	0.18		(0.06)

Total income (loss) from investment operations	0.43		0.25	(0.51)	0.39		(0.01)

Less distributions:
Dividends from net investment income	(0.20)		(1.08)	(0.25)	(0.29)		(0.07)

Net asset value, end of period	$8.66		$8.43	$9.26	$10.02		$9.92

Total returnB	5.16	%C	2.95%	(5.20)%	4.00%		(0.09	)%C

Ratios and supplemental data:
Net assets, end of period	$7,865,345		$6,923,318	$5,328,507	$354,076		$149,445
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.11	%D	1.83%	2.24%	4.65	%E	11.60	%D E
Expenses, net of reimbursements and/or recoupments	0.57	%D	0.57%	0.57%	0.57%		0.57	%D
Net investment income (loss), before expense reimbursements and/or recoupments	2.11	%D	1.31%	(0.06)%	(2.71	)%E	(9.96	)%D E
Net investment income, net of reimbursements and/or recoupments	3.65	%D	2.57%	1.61%	1.37%		1.07	%D
Portfolio turnover rate	40	%C	60%	43%	54%		7	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended December 31,		Year Ended June 30,					February 18, 2020A to June 30,
	2023		2023	2022		2021		2020

	(unaudited)
Net asset value, beginning of period	$8.39		$9.23	$9.98		$9.91		$10.00

Income (loss) from investment operations:
Net investment income	0.13		0.50	0.12	B	0.11		0.05
Net gains (losses) on investments (both realized and unrealized)	0.29		(0.29)	(0.65)		0.25		(0.07)

Total income (loss) from investment operations	0.42		0.21	(0.53)		0.36		(0.02)

Less distributions:
Dividends from net investment income	(0.20)		(1.05)	(0.22)		(0.29)		(0.07)

Net asset value, end of period	$8.61		$8.39	$9.23		$9.98		$9.91

Total returnC	5.06	%D	2.48%	(5.43)%		3.70%		(0.19	)%D

Ratios and supplemental data:
Net assets, end of period	$128,131		$125,866	$107,415		$202,627		$206,227
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.50	%E	2.26%	3.13%		5.33	%F	10.25	%E F
Expenses, net of reimbursements and/or recoupments	0.87	%E	0.87%	0.87%		0.87%		0.87	%E
Net investment income (loss), before expense reimbursements and/or recoupments	1.70	%E	0.81%	(1.06)%		(3.36	)%F	(8.59	)%E F
Net investment income, net of reimbursements and/or recoupments	3.33	%E	2.20%	1.20%		1.10%		0.79	%E
Portfolio turnover rate	40	%D	60%	43%		54%		7	%D

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended December 31,		Year Ended June 30,					February 18, 2020A to June 30,
	2023		2023	2022		2021		2020

	(unaudited)
Net asset value, beginning of period	$8.16		$9.07	$9.87		$9.87		$10.00

Income (loss) from investment operations:
Net investment income	0.17		1.53	0.04	B	0.03	B	0.02
Net gains (losses) on investments (both realized and unrealized)	0.22		(1.39)	(0.64)		0.26		(0.08)

Total income (loss) from investment operations	0.39		0.14	(0.60)		0.29		(0.06)

Less distributions:
Dividends from net investment income	(0.20)		(1.05)	(0.20)		(0.29)		(0.07)

Net asset value, end of period	$8.35		$8.16	$9.07		$9.87		$9.87

Total returnC	4.79	%D	1.68%	(6.15)%		3.00%		(0.59	)%D

Ratios and supplemental data:
Net assets, end of period	$632,367		$519,021	$95,605		$139,238		$254,319
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	3.05	%E	2.74%	3.78%		6.04	%F	10.34	%E F
Expenses, net of reimbursements and/or recoupments	1.57	%E G	1.62%	1.62%		1.62%		1.62	%E
Net investment income (loss), before expense reimbursements and/or recoupments	1.18	%E	0.58%	(1.71)%		(4.08	)%F	(8.62	)%E F
Net investment income, net of reimbursements and/or recoupments	2.66	%E	1.70%	0.45%		0.34%		0.10	%E
Portfolio turnover rate	40	%D	60%	43%		54%		7	%D

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Includes non-recurring organization and offering costs.
G	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on November 1, 2023.

See accompanying notes

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Six Months Ended December 31,		Year Ended June 30,				February 18, 2020A to June 30,
	2023		2023	2022	2021		2020

	(unaudited)
Net asset value, beginning of period	$8.51		$9.32	$10.04	$9.92		$10.00

Income (loss)from investment operations:
Net investment income	0.16	B	0.23	0.16	0.15		0.04
Net gains (losses) on investments (both realized and unrealized)	0.02		0.02	(0.66)	0.26		(0.05)

Total income (loss) from investment operations	0.18		0.25	(0.50)	0.41		(0.01)

Less distributions:
Dividends from net investment income	(0.20)		(1.06)	(0.22)	(0.29)		(0.07)

Net asset value, end of period	$8.49		$8.51	$9.32	$10.04		$9.92

Total returnC	2.12	%D	2.89%	(5.06)%	4.21%		(0.09	)%D

Ratios and supplemental data:
Net assets, end of period	$30,044		$8,267,504	$9,050,291	$9,753,318		$9,638,229
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.87	%E	1.73%	2.38%	4.44	%F	6.83	%E F
Expenses, net of reimbursements and/or recoupments	0.47	%E	0.47%	0.47%	0.47%		0.47	%E
Net investment income (loss), before expense reimbursements and/or recoupments	2.25	%E	1.36%	(0.30)%	(2.47	)%F	(5.20	)%E F
Net investment income, net of reimbursements and/or recoupments	3.65	%E	2.62%	1.61%	1.50%		1.16	%E
Portfolio turnover rate	40	%D	60%	43%	54%		7	%D

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Includes non-recurring organization and offering costs.

See accompanying notes

Disclosure Regarding the Approval of New Management and Investment Advisory Agreements (Unaudited)

On December 29, 2023, Resolute Investment Managers, Inc. (“RIM”), the parent company of American Beacon Advisors, Inc. (“Manager”), and certain of its affiliates (collectively, “Resolute”), and their equity owners completed a transaction (“Transaction”) with certain creditors of RIM to strengthen Resolute’s capital structure (the “Closing”). In connection with the Closing, (i) Resolute Investment Holdings, LLC (“RIH”), Resolute Topco, Inc. (“Topco”), which was a wholly-owned subsidiary of RIH prior to the Closing, RIM, and certain of their affiliates, and (ii) the prior owners of approximately 93% of RIH, entered into an exchange agreement with certain creditors of RIM (the “New Ownership Group”) pursuant to which, among other things, new equity interests in Topco were issued to members of the New Ownership Group and the then-existing equity interests in RIH were retired and canceled.

Upon the Closing, the Manager and SSI Investment Management LLC (“SSI”) became wholly owned indirectly by the New Ownership Group. This change in control was deemed to be an “assignment” under the Investment Company Act of 1940 Act, as amended (“1940 Act”), of the (i) existing management agreement (“Prior Management Agreement”) between the Manager and American Beacon Funds (“Trust”) with respect to the American Beacon SSI Alternative Income Fund (“SSI Fund”), American Beacon TwentyFour Strategic Income Fund (“Strategic Income Fund”), and American Beacon TwentyFour Sustainable Short Term Bond Fund (“Short Term Bond Fund” and, collectively with the SSI Fund and Strategic Income Fund, the “Funds”) and other series of the Trust (“Other Funds”), and (ii) existing investment advisory agreements (“Prior Investment Advisory Agreements”) among the Manager, the Trust and SSI, with respect to the SSI Fund, and TwentyFour Asset Management (US), LP (“TwentyFour”), with respect to the Strategic Income Fund and Short Term Bond Fund. SSI and TwentyFour are collectively referred to herein as the “Sub-Advisors.” As required by the 1940 Act, the Prior Management Agreement and Prior Investment Advisory Agreements (collectively, the “Prior Agreements”) provided for their automatic termination in the event of an assignment, and, therefore, terminated upon the Closing.

The Board of Trustees (“Trustees” or “Board”) of the Trust met by videoconference on July 7, 2023, and in-person on July 12, 2023 (“July Meetings”), to discuss the Transaction and consider the effect that the Transaction would have on the Funds and the Other Funds. In addition, the Board received various information from the Manager regarding the intended purposes and framework of the Transaction at its meetings in-person on February 28–March 1, 2023 (“March Meeting”) and June 6–7, 2023, and by videoconference on May 16, 2023 (“May-June Meetings”). Following the March Meeting, the Board designated an ad hoc special committee (“Committee”) to meet with representatives of the Manager and receive updates on the negotiations and, as appropriate, to provide input with respect to the process. Throughout this process, the Board and the Committee were advised by independent legal counsel and received guidance concerning, among other matters, the Trustees’ responsibilities in connection with their consideration with respect to the Funds of a new Management Agreement (“New Management Agreement”), and new Investment Advisory Agreements (collectively with the New Management Agreement, the “New Agreements”). The Trustees were advised that the New Agreements would replace the Prior Agreements upon the assignment and termination of the Prior Agreements upon the Closing.

In advance of the July Meetings, the Board requested and received detailed information from the Manager regarding the Transaction. In connection with the Transaction, the Board reviewed materials furnished by the Manager, which had been reviewed, as applicable, by representatives of the New Ownership Group, and met with senior representatives of the Manager. The Board also reviewed the material terms of the Transaction and considered its possible effects on the Funds and their shareholders. During these meetings, representatives of the Manager indicated their belief that the Transaction would not adversely affect the continued operation of the Funds, the capabilities of the key personnel of the Manager who currently manage the Funds to continue to provide services to the Funds at the current levels, or the capabilities of the Sub-Advisors to provide the same level of services to the Funds.

In evaluating the New Management Agreement, the Trustees considered that they generally have been satisfied with the nature and quality of the services provided to the Funds by the Manager, including investment advisory and administrative services, and that the Funds would be best served by an arrangement that appeared likely to maintain the continuity and stability of these services. Accordingly, the Board considered information

Disclosure Regarding the Approval of New Management and Investment Advisory Agreements (Unaudited)

communicated by the Manager regarding the anticipated benefits of the substantially strengthened capital structure of Resolute that would result from the Transaction, and the related positive anticipated impact on the Manager’s resources available for future staffing, compensation, and staff retention. The Manager’s representatives also indicated that they believe that the Transaction best facilitates continuity of management and view such continuity as beneficial to the long-term success of the Funds, but noted that there could be no assurance of any particular benefits that may result.

In connection with the Board’s determination to approve the New Agreements, the Trustees considered, among other information, the following factors as they relate to the Transaction:

•

The manner in which the Funds’ assets are managed will not change as a result of the Transaction, and the same people who currently manage the Funds’ assets are expected to continue to do so after the Transaction;

•	The fee rates payable by each Fund under the New Agreements are the same as the fee rates payable under the Prior Agreements;

•

The Manager’s and, with respect to the SSI Fund, SSI’s, commitment to maintaining the contractual fee waiver/expense reimbursement agreement that is currently in effect with respect to each Fund for a period of two years following the Closing to ensure that shareholders do not face an increase in expenses;

•	The New Agreements are identical in all material respects to the Prior Agreements;

•	The Manager and the Sub-Advisors would provide the same services to the Funds pursuant to the New Agreements as they had been providing under the Prior Agreements;

•

The Manager’s personnel who will provide management services to the Funds are not expected to change and the commitment of the New Ownership Group to retain key personnel currently employed by the Manager who currently provide services to the Funds;

•	The Sub-Advisors’ personnel who will provide advisory services to the Funds are not expected to change;

•

Resolute’s substantially strengthened capital structure following the Closing, which the Manager represented would enable Resolute to continue to provide the Manager with the financial resources necessary to continue to operate and grow the Funds;

•

The anticipated governance structure to be employed in the management of RIM and that following the Transaction the Manager is expected to maintain continuity of management, a similar degree of operational autonomy and its current culture of compliance;

•	The various measures in place and/or prepared to be employed to address any potential impact of the Transaction on the Manager’s business, including its day-to-day operations;

•	The anticipated absence of any adverse impact of the Transaction on the Funds’ Sub-Advisors and other key service providers;

•

The alignment of the strategic business objectives of the New Ownership Group with regard to its investment in the Manager and the Manager’s activities with respect to the Trust, which objectives are consistent with the Manager’s current objectives;

•

Fund shareholders will not bear any costs in connection with the Transaction, inasmuch as the Manager and, indirectly, the New Ownership Group will bear the costs, fees and expenses incurred by the Funds in connection with the Transaction, including the proxy statement, the fees and expenses of accountants and attorneys relating to the Transaction, and the fees and expenses of the Board and the Committee for meetings held in connection with the Transaction;

•

The Funds may realize benefits as a result of the Transaction, including that the Transaction is expected to maintain continuity of management of the Funds and may reduce the potential vulnerability to a future change in control of the Manager and SSI that could be adverse to the Funds’ interests and affect the retention of key employees providing services to the Funds, as applicable;

Disclosure Regarding the Approval of New Management and Investment Advisory Agreements (Unaudited)

•

The Manager’s representation that there had been no material changes or developments relating to the Manager or the Sub-Advisors since the May-June Meetings, other than the changes or developments subsequently reported to the Board; and

•	The Trustees had requested and evaluated information relevant to the renewal of the Prior Agreements at their May-June Meetings.

In light of the proximity of the Board’s consideration of the renewal of the Prior Agreements at the May-June Meetings, the Trustees determined that it was not necessary to repeat certain aspects of the review conducted in connection with the approvals made the prior month. Based on the process undertaken and the considerations weighed by the Board with respect to the renewal of the Prior Agreements, and the Board’s due diligence review in connection with the Transaction during the July Meetings, the Board approved the New Agreements at the July 12, 2023 meeting, and recommended that, to the extent required, the shareholders of the Funds also approve the New Agreements. The factors considered by the Board in connection with the approval of the Prior Agreements are described in the section of the Funds’ Annual Report dated June 30, 2023 titled “Disclosure Regarding Approvals of the Management and Investment Advisory Agreements.”

American Beacon FundsSM

Results of Shareholder Meeting (Unaudited)

A special meeting of shareholders of each of the portfolios of the American Beacon Funds (the “Trust”) was held on October 27, 2023 to consider and vote on Proposal 1 - Approval of New Management Agreement between American Beacon Advisors, Inc. (“American Beacon”) and the Trust and Proposal 2 - Approval of a New Investment Advisory Agreement between American Beacon and the American Beacon SSI Alternative Income Fund (“SSI Alternative Fund”), a portfolio in the Trust. A quorum was achieved, and the shareholders of the SSI Alternative Fund approved Proposal 1 and Proposal 2, with respect to the SSI Alternative Fund and the shareholders of the American Beacon TwentyFour Sustainable Short Term Bond Fund (“TwentyFour Sustainable Fund”) approved Proposal 1, with respect to the TwentyFour Sustainable Fund. The shareholders of the American Beacon TwentyFour Strategic Income Fund (the (“TwentyFour Strategic Fund”) failed to approve Proposal 1, with respect to the TwentyFour Strategic Fund. The meeting was adjourned to November 17, 2023, and once again to December 8, 2023. At the meeting on December 8, 2023, a quorum was achieved for the TwentyFour Strategic Fund, and the shareholders of the TwentyFour Strategic Fund approved Proposal 1, with respect to the TwentyFour Strategic Fund. Proposal 1 and Proposal 2 became effective December 29, 2023, for the Funds following the change in control of American Beacon. Approval of the proposals required a majority of the outstanding voting securities of each Fund.

The following are the results of the shareholder votes for the proposals:

Fund	For	Against	Abstain	Non-Voting
American Beacon SSI Alternative Income Fund – Proposal 1	7,238,532.48	8,720.00	203,943.00	3,173,395.38
American Beacon SSI Alternative Income Fund – Proposal 2	7,235,296.48	9,525.00	206,376.00	3,173,393.38
American Beacon TwentyFour Strategic Income Fund	6,487,487.95	54,722.91	917,570.45	7,309,060.96
American Beacon TwentyFour Sustainable Short Term Bond Fund	1,134,375.81	5,832.00	6,922.00	757,756.70

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Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each calendar quarter.

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT SS&C GIDS, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon SSI Alternative Income Fund, American Beacon TwentyFour Strategic Income Fund and American Beacon TwentyFour Sustainable Short Term Bond Fund are service marks of American Beacon Advisors, Inc.

SAR 12/23

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing of this report as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based upon their review, such officers have concluded that the registrant’s disclosure controls and procedures are effective in ensuring that information required to be disclosed in the report is appropriately recorded, processed, summarized and reported and made know to them by others within the registrant and by the registrant’s service provider.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13.	EXHIBITS.

(a)(1) Not Applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications of each principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b), Rule 13a-14(b) or Rule 15d-14(b)) are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Jeffrey K. Ringdahl
Jeffrey K. Ringdahl
President
American Beacon Funds

Date: March 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Jeffrey K. Ringdahl	By /s/ Sonia L. Bates
Jeffrey K. Ringdahl	Sonia L. Bates
President	Chief Accounting Officer and Treasurer
American Beacon Funds	American Beacon Funds

Date: March 4, 2024	March 4, 2024